Prospectus

Minnesota Life Insurance Company
Minnesota Life Variable Life Account

Variable Adjustable Life Insurance Policy

     This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

     Variable Adjustable Life policy values may be invested in our separate account called the Minnesota Life Variable Life Account ("Variable Life Account"). Policy values may also be invested in a general account option. The actual cash value of each Policy will vary with the investment experience of these options.

The Variable Life Account invests in the following Fund portfolios:

(ADVANTUS(R) CAPITAL MANAGEMENT LOGO)

Advantus Series Fund, Inc.
- Bond Portfolio
- Index 400 Mid-Cap Portfolio
- Index 500 Portfolio
- International Bond Portfolio
- Money Market Portfolio
- Mortgage Securities Portfolio
- Real Estate Securities Portfolio

(AIM INVESTMENTS(R) LOGO)

AIM Variable Insurance Funds
- AIM V.I. Basic Balanced Fund -- Series II Shares
- AIM V.I. Capital Appreciation Fund -- Series II Shares
- AIM V.I. Core Equity Fund -- Series II Shares
- AIM V.I. Demographic Trends Fund -- Series II Shares

(AMERICAN CENTURY INVESTMENTS LOGO)

American Century Variable Portfolios, Inc.
- VP Income & Growth Fund -- Class II Shares
- VP Ultra(R) Fund -- Class II Shares
- VP Value Fund -- Class II Shares

(CREDIT SUISSE LOGO)

Credit Suisse Trust
- Global Small Cap Portfolio

(FIDELITY INVESTMENTS(R) LOGO)

Fidelity Variable Insurance Products Funds
- Contrafund(R) Portfolio -- Service Class 2 Shares
- Equity-Income Portfolio -- Service Class 2 Shares
- Mid Cap Portfolio -- Service Class 2 Shares

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

Franklin Templeton Variable Insurance Products Trust
- Franklin Large Cap Growth Securities Fund -- Class 2 Shares
- Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares
- Mutual Shares Securities Fund -- Class 2 Shares
- Templeton Developing Markets Securities Fund -- Class 2 Shares
- Templeton Global Asset Allocation Fund -- Class 2 Shares

(JANUS LOGO)

Janus Aspen Series
- Balanced Portfolio -- Service Shares
- Forty Portfolio -- Service Shares
- International Growth Portfolio -- Service Shares

(MFS(SM) INVESTMENT MANAGEMENT(R) LOGO)

MFS(R) Variable Insurance Trust(sm)
- Investors Growth Stock Series -- Service Shares
- Mid Cap Growth Series -- Service Shares
- New Discovery Series -- Service Shares
- Value Series -- Service Shares

(OPPENHEIMER FUNDS(R) THE RIGHT WAY TO INVEST LOGO)

Oppenheimer Variable Account Funds
- Capital Appreciation Fund -- Service Shares
- High Income Fund -- Service Shares
Panorama Series Fund, Inc.
- International Growth Fund -- Service Shares

(PUTNAM INVESTMENTS LOGO)

Putnam Variable Trust
- Putnam VT Growth and Income Fund -- Class IB Shares
- Putnam VT International Equity Fund -- Class IB Shares
- Putnam VT New Opportunities Fund -- Class IB Shares
- Putnam VT New Value Fund -- Class IB Shares
- Putnam VT Voyager Fund -- Class IB Shares

(W&R TARGET FUNDS WADDELL & REED LOGO)

W&R Target Funds, Inc.
- W&R Asset Strategy Portfolio
- W&R Balanced Portfolio
- W&R Core Equity Portfolio
- W&R Growth Portfolio
- W&R International Growth Portfolio
- W&R International Value Portfolio
- W&R Micro Cap Growth Portfolio
- W&R Science and Technology Portfolio
- W&R Small Cap Growth Portfolio
- W&R Small Cap Value Portfolio
- W&R Value Portfolio

    THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. YOU SHOULD READ THE PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

    THE POLICY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [MINNESOTA LIFE LOGO]
    400 Robert Street North - St. Paul, Minnesota 55101-2098
    Ph 651/665-3500 - http:/www.minnesotalife.com

    DATED: MAY 1, 2006

         TABLE OF CONTENTS

                    SUMMARY OF BENEFITS AND RISKS                                                          1
                    GENERAL DESCRIPTIONS                                                                   6
                              Minnesota Life Insurance Company                                             6
                              Variable Life Account                                                        6
                              The Funds                                                                    7
                              Additions, Deletions or Substitutions                                        9
                              The Guaranteed Principal Account                                            10
                              Payments Made by Underlying Mutual Funds                                    11
                    DETAILED INFORMATION ABOUT THE VARIABLE ADJUSTABLE LIFE INSURANCE POLICY              12
                              Adjustable Life Insurance                                                   12
                              Policy Adjustments                                                          13
                              Applications and Policy Issue                                               16
                              Policy Premiums                                                             17
                              Actual Cash Value                                                           21
                              Death Benefit Options                                                       24
                              Policy Loans                                                                25
                              Surrender                                                                   27
                              Free Look                                                                   28
                              Policy Charges                                                              28
                              Other Policy Provisions                                                     31
                              Additional Benefits                                                         33
                    OTHER MATTERS                                                                         34
                              Federal Tax Status                                                          34
                              Voting Rights                                                               38
                              Compensation Paid for the Sale of Policies                                  39
                              Legal Proceedings                                                           40
                              Registration Statement                                                      40
                    SPECIAL TERMS                                                                         40
                    APPENDIX A -- EXAMPLE OF SALES CHARGE AND ADDITIONAL FACE AMOUNT CHARGE
                      COMPUTATION                                                                         42
                    STATEMENT OF ADDITIONAL INFORMATION                                                   43

                 (This page has been left blank intentionally.)

SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a variable adjustable life insurance policy called VAL Horizon. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner and the beneficiary and the right to make policy adjustments. This kind of policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy described in this prospectus combines a guaranteed plan of insurance, flexible administrative procedures, and significant and useful market sensitive investment features.

WHAT IS THE GUARANTEED PLAN OF INSURANCE?

For any given level of premium, face amount and death benefit option, we guarantee a specific plan of insurance. The plan of insurance is the period during which insurance coverage is guaranteed and the period during which you must pay premiums to maintain that guarantee. These two periods are not always the same. For example, the Policy could have guaranteed insurance coverage for 40 years, with premiums payable for seven years; or insurance coverage for life, with premiums payable for 30 years. See "Adjustable Life Insurance" on page 12.

WHAT MAKES THE POLICY "ADJUSTABLE"?

The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option that you need. Based on these three factors, we will calculate the guaranteed plan of insurance. Some limitations do apply to policy adjustments. See "Policy Adjustments" on page 13.

The maximum plan of insurance available is one where the Policy becomes paid-up after the payment of five annual premiums. The minimum plan of insurance that we offer at original issue is a plan that provides guaranteed insurance coverage for ten years (if the insured's age at issue is 45 or less) with premiums payable for ten years. A protection plan of insurance guarantees insurance coverage and a scheduled premium level, for a specified number of years, always less than for whole life. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element.

At high premium levels, the period of premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the premium paying period.

For any given face amount and death benefit option, you may select a premium that results in a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. In general, the higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up.

WHAT MAKES THE POLICY "VARIABLE"?

The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. See "Variable Life Account" on page 6 and "Funds" on page 7.

Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed principal account, you do not bear the risk that adverse investment performance will depreciate the account value. See "The Guaranteed Principal Account" on page 10.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.

The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased actual cash values. The death benefit will vary only if necessary to satisfy the definition of life insurance. The Protection Option provides a variable death benefit equal to the guaranteed death benefit plus the policy value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased actual cash values. See "Death Benefit Options" on page 24.

DO YOU HAVE ACCESS TO YOUR POLICY VALUES?

Yes. You may transfer policy values among the available investment options, make a partial surrender of the actual cash values, or surrender the Policy. See "Transfers" on page 22 and "Surrender" on page 27. You may also borrow up to 90 percent of your policy value as a policy loan. See "Policy Loans" on page 25. Some of these transactions may have significant tax consequences. See "Federal Tax Status" on page 34.

WHAT ARE SOME OF THE RISKS OF THE POLICY?

There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the policy. See "Actual Cash Value" on page 21.

There is a risk that a Policy will lapse. Lapse will occur if a scheduled premium is not paid, or if there is no actual cash value when there is a policy loan. Policy loans may increase the risk that the

Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See "Policy Premiums" on page 17.

You may make a partial surrender of the actual cash values. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the actual cash value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See "Federal Tax Status" on page 34.

There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are not constructively received until they are actually received.

There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status" on page 34.

SUMMARY FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

TRANSACTION FEES

This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, adjust the Policy or make transfers between the investment options.

           CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
Sales Charge                  Upon first year premium        Maximum of 44 percent of
                              payment and for the first      first year premium(2)
                              year after a premium
                              increase(1)
Premium Charge                Upon premium payment           Maximum of 6 percent of
                                                             premium in all years(3)
Additional Face Amount        Upon first year premium        Maximum of $5 per $1,000
Charge                        payment and for the first      of face amount(2)
                              year after a premium
                              increase(1)
Policy Adjustment             At policy adjustment for       $25
Transaction Charge(4)         changes in premium, face
                              amount, plan of insurance,
                              and death benefit option
Partial Surrender             At partial surrender           Lesser of $25 or 2 percent
Transaction Charge                                           of partial surrender
                                                             amount
Transfer Transaction Charge   At transfer of cash values     Maximum of $25, currently
                                                             $10(5)
Returned Check Transaction    When a check is returned       $25
Charge

           CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
Sub-standard Risk Charge      Upon premium payment           Maximum of $381.80 and
                                                             minimum of $0.14 per
                                                             $1,000 of face amount
                                                             annually.

                                                             The charge for a
                                                             representative male
                                                             nonsmoker age 40 would be
                                                             $3.19 per $1,000 of face
                                                             amount annually(6)
Exchange Administrative       At issue of an internal        $200
Charge                        exchange

(1) First Year Premium is base premium payable in the first 12 months of the contract, or the increase in base premium paid in the 12 months following a premium increase.

(2) The charge only applies to base premium up to that which provides level premium and face amount for life

(3) Applies to base premiums. This charge does not apply to premiums for additional agreements. This charge is currently 3 percent on non-repeating premiums. See "Special Terms" on page 40.

(4) See "Policy Adjustments" on page 13.

(5) Only applies to non-systematic transfers in excess of 12 per year.

(6) (i) The charge varies by the age and underwriting class of the insured as well as the face amount and premium level of the policy. (ii) The sub-standard risk charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to us.

        PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

           CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
Cost of Insurance Charge      Monthly                        Maximum of $83.33 and
                                                             minimum of $0.01 per
                                                             $1,000 of net amount at
                                                             risk(1)

                                                             The charge for a
                                                             representative male
                                                             nonsmoker standard risk
                                                             age 45 would be $0.11 per
                                                             $1,000 of net amount at
                                                             risk(1)

Monthly Policy Charge         Monthly                        Maximum of $10 plus $0.03
                                                             per $1,000 of face amount;
                                                             currently $8 plus $0.02
                                                             per $1,000 of face amount

Mortality and Expense Risk    Daily                          An annual rate of 0.50
Charge                                                       percent of average daily
                                                             net assets of Variable
                                                             Life Account

           CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
Loan Interest Charge          Annually and upon policy       Loan interest accrues
                              adjustment                     daily at an annual rate of
                                                             6 percent of loan
                                                             amount(2)

Additional Agreements:
  a) Waiver of Premium        Upon premium payment             a) Maximum of $11.24 and
     Agreement                                                    minimum of $0.12 per
                                                                  $1,000 of face amount
                                                                  annually

                                                                 The charge for a
                                                                 representative male
                                                                 nonsmoker age 30 would
                                                                 be $0.30 per $1,000 of
                                                                 face amount
                                                                 annually(3)

  b) Inflation Agreement      Annually                         b) $8 annually

  c) Face Amount Increase     Upon premium payment             c) Maximum of $2.29 and
     Agreement                                                    minimum of $0.65 per
                                                                  $1,000 of agreement
                                                                  coverage annually

                                                                 The charge for a
                                                                 representative male
                                                                 age 25 would be $1.60
                                                                 per $1,000 of
                                                                 agreement coverage
                                                                 annually(4)

  d) Business Continuation    Upon premium payment             d) Maximum of $35.04 and
     Agreement                                                    minimum of $0.10 per
                                                                  $1,000 of agreement
                                                                  coverage annually

                                                                 The charge for a
                                                                 representative male
                                                                 and female both
                                                                 nonsmokers age 40
                                                                 would be $0.10 per
                                                                 $1,000 of agreement
                                                                 coverage annually(5)

  e) Family Term Agreement    Upon premium payment             e) $5 per $1,000 of
                                                                  agreement coverage
                                                                  annually

  f) Early Values Agreement   Upon premium payment             f) Maximum of 10 percent
                                                                  of premium

(1) Net amount at risk is defined as death benefit minus policy value. (i) This charge varies by the age and underwriting class of the insured as well as the duration, face amount and premium level of the policy. (ii) The cost of insurance charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to us.

(2) See "Policy Loan Interest" on page 26.

(3) The charge varies by the age and underwriting class of the insured. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

(4) Varies by the age of the insured. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

(5) Varies by the ages and underwriting classes of the applicants. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

                  TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS

This table describes the total annual operating expenses associated with the Funds that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its portfolios' fees and expenses is contained in the prospectus for that Fund.

                           CHARGE                             MINIMUM    MAXIMUM
Total Fees and Expenses(1)                                       0.50%      1.78%

1) The total fees and expenses include the investment management fee, distribution (12b-1) fee and other expense for the Funds.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE LIFE ACCOUNT

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has forty-nine sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS

Below is a list of the Portfolios and their investment adviser or sub-adviser. Prospectuses for the Funds must accompany this Prospectus. You should carefully read these Prospectuses before investing in the Policy.

                                                              INVESTMENT                          INVESTMENT
                FUND/PORTFOLIO                                  ADVISER                           SUB-ADVISER
                --------------                                ----------                          -----------
 ADVANTUS SERIES FUND, INC.:
 Bond Portfolio                                    Advantus Capital Management, Inc.
 Index 400 Mid-Cap Portfolio                       Advantus Capital Management, Inc.
 Index 500 Portfolio                               Advantus Capital Management, Inc.
 International Bond Portfolio                      Advantus Capital Management, Inc.    Julius Baer Investments Limited
 Money Market Portfolio                            Advantus Capital Management, Inc.
 Mortgage Securities Portfolio                     Advantus Capital Management, Inc.
 Real Estate Securities Portfolio                  Advantus Capital Management, Inc.

 AIM VARIABLE INSURANCE FUNDS:
 AIM V.I. Basic Balanced Fund - Series II          A I M Advisors, Inc.
   Shares
 AIM V.I. Capital Appreciation Fund - Series II    A I M Advisors, Inc.
   Shares
 AIM V.I. Core Equity Fund - Series II Shares      A I M Advisors, Inc.
 AIM V.I. Demographic Trends Fund - Series II      A I M Advisors, Inc.
   Shares

 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
 VP Income & Growth Fund - Class II Shares         American Century Investment
                                                   Management, Inc.
 VP Ultra(R) Fund - Class II Shares                American Century Investment
                                                   Management, Inc.
 VP Value Fund - Class II Shares                   American Century Investment
                                                   Management, Inc.

 CREDIT SUISSE TRUST:
 Global Small Cap Portfolio                        Credit Suisse Asset Management,
                                                   LLC

                                                              INVESTMENT                          INVESTMENT
                FUND/PORTFOLIO                                  ADVISER                           SUB-ADVISER
                --------------                                ----------                          -----------
 FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS:
 Contrafund(R) Portfolio - Service Class 2         Fidelity Management & Research
   Shares                                          Company, FMR Co., Inc., Fidelity
                                                   Management & Research (U.K.) Inc.
                                                   (FMR U.K.), Fidelity Management &
                                                   Research (Far East) Inc. (FMR Far
                                                   East), Fidelity International
                                                   Investment Advisors (FIIA),
                                                   Fidelity International Investment
                                                   Advisors (U.K.) Limited
                                                   (FIIA(U.K.)L), Fidelity
                                                   Investments Japan Limited (FIJ)
 Equity-Income Portfolio - Service Class 2         Fidelity Management & Research
   Shares                                          Company, FMR Co., Inc., Fidelity
                                                   Management & Research (U.K.) Inc.
                                                   (FMR U.K.), Fidelity Management &
                                                   Research (Far East) Inc. (FMR Far
                                                   East), Fidelity International
                                                   Investment Advisors (FIIA),
                                                   Fidelity International Investment
                                                   Advisors (U.K.) Limited
                                                   (FIIA(U.K.)L), Fidelity
                                                   Investments Japan Limited (FIJ)
 Mid Cap Portfolio - Service Class 2 Shares        Fidelity Management & Research
                                                   Company, FMR Co., Inc., Fidelity
                                                   Management & Research (U.K.) Inc.
                                                   (FMR U.K.), Fidelity Management &
                                                   Research (Far East) Inc. (FMR Far
                                                   East), Fidelity International
                                                   Investment Advisors (FIIA),
                                                   Fidelity International Investment
                                                   Advisors (U.K.) Limited
                                                   (FIIA(U.K.)L), Fidelity
                                                   Investments Japan Limited (FIJ)

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST:
 Franklin Large Cap Growth Securities Fund -       Franklin Advisers, Inc.
   Class 2 Shares
 Franklin Small-Mid Cap Growth Securities Fund     Franklin Advisers, Inc.
   - Class 2 Shares
 Mutual Shares Securities Fund - Class 2 Shares    Franklin Mutual Advisers, LLC
 Templeton Developing Markets Securities Fund -    Templeton Asset Management Ltd.
   Class 2 Shares
 Templeton Global Asset Allocation Fund - Class    Templeton Investment Counsel, LLC
   2 Shares

 JANUS ASPEN SERIES:
 Balanced Portfolio - Service Shares               Janus Capital Management LLC
 Forty Portfolio - Service Shares                  Janus Capital Management LLC
 International Growth Portfolio - Service          Janus Capital Management LLC
   Shares

                                                              INVESTMENT                          INVESTMENT
                FUND/PORTFOLIO                                  ADVISER                           SUB-ADVISER
                --------------                                ----------                          -----------
 MFS(R) VARIABLE INSURANCE TRUST(SM):
 Investors Growth Stock Series - Service Shares    Massachusetts Financial Services
                                                   Company
 Mid Cap Growth Series - Service Shares            Massachusetts Financial Services
                                                   Company
 New Discovery Series - Service Shares             Massachusetts Financial Services
                                                   Company
 Value Series - Service Shares                     Massachusetts Financial Services
                                                   Company

 OPPENHEIMER VARIABLE ACCOUNT FUNDS:
 Capital Appreciation Fund - Service Shares        OppenheimerFunds, Inc.
 High Income Fund - Service Shares                 OppenheimerFunds, Inc.

 PANORAMA SERIES FUND, INC.:
 International Growth Fund - Service Shares        OppenheimerFunds, Inc.

 PUTNAM VARIABLE TRUST:
 Putnam VT Growth and Income Fund - Class IB       Putnam Investment Management, LLC
   Shares
 Putnam VT International Equity - Class IB         Putnam Investment Management, LLC
   Shares
 Putnam VT New Opportunities Fund - Class IB       Putnam Investment Management, LLC
   Shares
 Putnam VT New Value Fund - Class IB Shares        Putnam Investment Management, LLC
 Putnam VT Voyager Fund - Class IB Shares          Putnam Investment Management, LLC

 W&R TARGET FUNDS, INC.:
 W&R Asset Strategy Portfolio                      Waddell & Reed Investment
                                                   Management Company
 W&R Balanced Portfolio                            Waddell & Reed Investment
                                                   Management Company
 W&R Core Equity Portfolio                         Waddell & Reed Investment
                                                   Management Company
 W&R Growth Portfolio                              Waddell & Reed Investment
                                                   Management Company
 W&R International Growth Portfolio                Waddell & Reed Investment
                                                   Management Company
 W&R International Value Portfolio                 Waddell & Reed Investment            Templeton Investment Counsel,
                                                   Management Company                   LLC
 W&R Micro Cap Growth Portfolio                    Waddell & Reed Investment            Wall Street Associates
                                                   Management Company
 W&R Science and Technology Portfolio              Waddell & Reed Investment
                                                   Management Company
 W&R Small Cap Growth Portfolio                    Waddell & Reed Investment
                                                   Management Company
 W&R Small Cap Value Portfolio                     Waddell & Reed Investment            BlackRock Financial Management,
                                                   Management Company                   Inc.
 W&R Value Portfolio                               Waddell & Reed Investment
                                                   Management Company

ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED PRINCIPAL ACCOUNT

The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, neither the guaranteed principal account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed principal account. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed principal account, please see the Variable Adjustable Life Policy.

GENERAL ACCOUNT DESCRIPTION Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

GENERAL ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed principal account. We guarantee that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.

We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 1 percent per year.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

Minnesota Life pays the costs of selling Policies; some of these costs are described in more detail above in this prospectus. This benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds in this Policy are 0.25 percent of fund assets held in the Variable Life Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all policy owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its policy administration. Service and administrative payments received by Minnesota Life or its affiliates range in amounts from 0 percent to
0.25 percent of fund assets held in the Variable Life Account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds held in the Variable Life Account when it determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently.

Minnesota Life considers profitability when determining the charges in the Policy. In early policy years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later policy years. In general, Minnesota Life's profit will be greater the longer a Policy is held and the greater a Policy's investment return.

DETAILED INFORMATION ABOUT THE
VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

ADJUSTABLE LIFE INSURANCE

This Policy is similar to our conventional life insurance product known as "adjustable life". This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you plan to pay. BASED ON YOUR SELECTION OF THE PREMIUM, FACE AMOUNT AND DEATH BENEFIT OPTION, WE WILL CALCULATE THE GUARANTEED PLAN OF INSURANCE.

GENERALLY SPEAKING, AS LONG AS PREMIUMS ARE PAID AS PLANNED, A PLAN OF INSURANCE REFERS TO THE PERIOD DURING WHICH INSURANCE IS GUARANTEED AND THE PERIOD DURING WHICH YOU HAVE PLANNED TO PAY PREMIUMS. In defining the guaranteed plan of insurance, we use certain assumptions for mortality, expenses and investment returns. The TABULAR VALUE represents what the policy value would be if the actual experience of the Policy were to match exactly with the mortality, expense and investment return assumptions used in calculating the guaranteed plan of insurance. Thus, adjustable life allows you the flexibility to customize a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. This flexibility results in a broad range of plans of insurance.

Whole life insurance plans provide life insurance in an amount at least equal to the face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured.

Protection insurance plans provide life insurance in an amount at least equal to the face amount for a specified period, with premiums payable for a specified period. These two periods may not be the same.

At high premium levels, the period of premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the premium paying period.

The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which will provide a fully paid-up Policy after the payment of five annual premium payments. A Policy becomes paid-up when its policy value is such that no further premiums are required to provide the death benefit until the death of the insured, provided there is no policy indebtedness.

Examples of whole life plans include Policies which become paid-up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up.

The lowest annual base premium allowed for any plan of insurance is $300; for insureds age 0 to 15, the minimum is $150. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a death benefit for a period of ten years from the policy date. If the insured's age at original issue is over age 45, the minimum plan of protection will be less than ten years, as described in the table below:

                MINIMUM PLAN
  ISSUE AGE      (IN YEARS)
  ---------     ------------
     46              9
     47              8
     48              7
     49              6
     50              5
     51              4
52 or greater        3

This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $25,000; if the insured is age 0 to 15, the minimum face amount is $10,000.

POLICY ADJUSTMENTS

Adjustable life insurance policies allow you to change the premium, face amount or the death benefit option of the Policy after it is issued. SUBJECT TO THE LIMITATIONS DESCRIBED MORE FULLY BELOW, YOU CAN AT ANY TIME CHANGE THE FACE AMOUNT, THE DEATH BENEFIT OPTION OR YOUR SCHEDULED PREMIUM. Any of those changes will usually result in a change in the plan of insurance.

Depending upon the change you request, the premium paying period or the guaranteed period of coverage may be lengthened or shortened.

Changes in premium, face amount or the death benefit option are referred to as policy adjustments. A partial surrender of a Policy's cash value, an adjustment so that there are no further scheduled base premiums, a change in underwriting classification or any change requiring evidence of insurability are also policy adjustments. Adjustments may be made singly or in combination with one another.

Ordinarily the payment of a nonrepeating premium does not cause an adjustment to the Policy; however, when a nonrepeating premium is received in connection with a Section 1035 exchange, we will automatically adjust your Policy.

When a Policy is adjusted, we compute the new plan of insurance, face amount or premium amount. If your Policy has the Cash Option and a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender. You may also adjust your Policy so that the base premium is zero. An adjustment providing for no further scheduled base premium is also referred to as a "stop premium" mode and is described in "Avoiding Lapse" under "Policy Premiums." Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

IN COMPUTING A NEW PLAN OF INSURANCE AS A RESULT OF AN ADJUSTMENT, WE WILL MAKE THE CALCULATION ON THE BASIS OF THE HIGHER OF THE POLICY'S "TABULAR VALUE" OR 75 PERCENT OF THE POLICY'S "POLICY VALUE" AT THE TIME OF THE CHANGE. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular value" is the value underlying the guaranteed plan of insurance. If 75 percent of the policy value is higher than the tabular value, a policy adjustment will translate the excess value into an improved plan of insurance. IF 75 PERCENT OF THE POLICY VALUE IS LESS THAN THE TABULAR VALUE, USING THE TABULAR VALUE ENSURES THAT THE POLICY'S GUARANTEE OF A MINIMUM DEATH BENEFIT IS NOT IMPAIRED BY THE ADJUSTMENT.

Any adjustment will result in a redetermination of a Policy's tabular value. After adjustment, the tabular value shall be equal to the greater of 75 percent of the policy value or the tabular value prior to that adjustment, plus any non-repeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

On adjustment, you may request a new Policy face amount. In the absence of your instructions, we will calculate the face amount after adjustment depending on the Policy's death benefit option and the type of adjustment. If the Policy has the Cash Option, we will reduce the face amount by the amount of any partial surrender. With the Protection Option, we will not reduce the face amount, but the death benefit will be reduced by the amount of the partial surrender.

All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, death benefit option, scheduled premium, plan of insurance and attained age.

Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. We will process your application for adjustment only within 30 days of the effective date of the change. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.

RESTRICTIONS ON ADJUSTMENTS An adjustment must satisfy certain limitations on premiums, face amount and plan of insurance. Limitations are also designed to ensure that the Policy qualifies as life insurance for federal tax purposes. Other limitations on adjustments and combinations of adjustments may also apply. THE CURRENT LIMITS ON ADJUSTMENTS ARE THOSE DESCRIBED HERE. WE RESERVE THE RIGHT TO CHANGE THESE LIMITATIONS FROM TIME TO TIME.

(1) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Inflation Agreement.

(2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300; if the insured is age 0 to 15, the minimum is $150.

(3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of an Inflation Agreement change or a partial surrender.

(4) An adjustment may not result in more than a paid-up whole life plan for the current face amount.

(5) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than five years or to age 100, if less.

(6) After an adjustment involving a face amount or premium increase, the Policy must provide insurance to the next policy anniversary at or after ten years from the date of adjustment. If the insured's age at adjustment is over age 45, the minimum plan of protection will be less than ten years from the date of adjustment, as described in the table below.

ADJUSTMENT AGE   NUMBER OF YEARS
--------------   ---------------
     46                 9
     47                 8
     48                 7
     49                 6
     50                 5
     51                 4
52 or greater           3

(7) An adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment sufficient to keep the Policy in force until the next policy anniversary.

(8) After any adjustment, other than those described in (6) and (7), the Policy must provide insurance to the later of: (a) the next policy anniversary at or after one year from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue was over age 45, the minimum plan of protection will be less than ten years, as described in the table below.

  ISSUE AGE     NUMBER OF YEARS
-------------   ---------------
     46                9
     47                8
     48                7
     49                6
     50                5
     51                4
52 or greater          3

PROOF OF INSURABILITY We require proof of insurability for all adjustments resulting in an increase in death benefit, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk premiums when the Policy is on stop premium, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a non-repeating premium is paid if the death benefit of your Policy increases as a result of the payment of a non-repeating premium.

We may also require evidence of insurability to change underwriting classification or to add additional agreements.

CHARGES IN CONNECTION WITH POLICY ADJUSTMENTS In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a sales charge on any increase in premium on adjustment. We will also assess an additional face amount charge on any increase in face amount. See "Policy Charges." Limiting the sales charge and the additional face amount charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase.

The chart below illustrates the effect of certain policy adjustments:

                ADJUSTMENT                                     EFFECT
Decrease the face amount and keep premiums   The guaranteed period of coverage will
the same                                     generally be longer
                    OR                                           OR
Keep the face amount the same and increase   The premium payment period will generally
premiums                                     be shorter
                    OR
Keep the face amount and premiums the
same, and switch from the Protection
Option to the Cash Option

Increase the face amount and keep premiums   The guaranteed period of coverage will
the same                                     generally be shorter
                    OR                                           OR
Keep the face amount the same and decrease   The premium paying period will generally
premiums                                     be longer
                    OR
Keep the face amount and premiums the
same, and switch from the Cash Option to
the Protection Option

APPLICATIONS AND POLICY ISSUE

Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $25,000 and we require an annual base premium on each Policy of at least $300. If the insured is age 0 to 15, the minimum face amount is $10,000 and the minimum premium is $150. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured's age at original issue is over age 45, the minimum plan of protection will be less than ten years from the Policy date, as shown in the chart under "Adjustable Life Insurance." The Policy must be issued on an insured no more than age 90. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. We will use the policy date to determine subsequent policy anniversaries and premium due dates.

If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

When the Policy is issued, the face amount, premium, and a listing of any additional agreements are stated on the policy information pages of the policy form, page 1.

POLICY PREMIUMS

The Policies have a level scheduled premium payable for a specified period or until the Policy becomes paid-up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed in "Restrictions on Adjustments" under "Policy Adjustments," you may choose to adjust the Policy at any time and alter the amount of future premiums.

The initial premium required for a Policy will depend on the Policy's initial face amount, the death benefit option, the plan of insurance, the insured's age at issue, gender, risk classification, tobacco use and the additional benefits associated with the Policy.

The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves.

Scheduled premiums on the Policy are payable for a specified period on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.

Charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and non-repeating premiums to calculate net premiums.

Net premiums are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. See "Federal Tax Status." To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a signed written request, by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours, or by contacting us through our Internet Online Service Center. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment. In no event will any delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, we will allocate net premiums to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.

We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction.

NON-REPEATING PREMIUMS The Policy also allows a policy owner to pay a premium called a non-repeating premium. This payment of premium is in addition to the scheduled premiums. The payment of a non-repeating premium will increase the policy values you have available for investment in the Fund. The maximum non-repeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the face amount. The minimum non-repeating premium is $500.

We will bill annually, semi-annually or quarterly for non-repeating premiums if a Policy has a total annual premium of at least $2,400 and if the total annual amount billed for non-repeating premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each non-repeating premium must be at least $50.

We may impose additional restrictions or refuse to permit non-repeating premiums at our discretion.

The payment of a non-repeating premium may have Federal income tax consequences. See "Federal Tax Status."

PAID-UP POLICIES A POLICY IS PAID-UP WHEN NO ADDITIONAL PREMIUMS ARE REQUIRED TO PROVIDE THE FACE AMOUNT OF INSURANCE FOR THE LIFE OF THE INSURED. We may or may not accept additional

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premiums. However, the actual cash value of a paid-up Policy will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See "Policy Loans" below.

We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a notice.

LAPSE YOUR POLICY MAY LAPSE IN ONE OF TWO WAYS: (1) IF A SCHEDULED PREMIUM IS NOT PAID; OR (2) IF THERE IS NO ACTUAL CASH VALUE WHEN THERE IS A POLICY LOAN.

As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insured's life will continue to be insured during this 31-day period. If the insured dies during the 31-day period, we will deduct unpaid policy charges for that period from the death proceeds.

If a Policy covers an insured in a sub-standard risk class, you must continue to pay the portion of the scheduled premium equal to the charge for such risk even if the Policy is on stop premium. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period will cause the Policy to lapse.

If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid-up and all scheduled premiums had been paid.

If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If we do not receive the payment within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. See "Avoiding Lapse" below.

If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. We will notify you that you must request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, or we will apply it to purchase extended term insurance on the insured's life.

We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage

                                                                         Page 19
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for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.

You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. See "Policy Loans."

REINSTATEMENT At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:

     (1) your written request to reinstate the Policy;

     (2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

     (3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per year compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 5 percent per year compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.

AVOIDING LAPSE If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium with an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under "Policy Loans." An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional policy charges. Automatic premium loans for the long term are generally not advantageous.

You may also avoid a lapse by adjusting your Policy to a zero base premium. We call this the stop premium mode. We will determine a new plan of insurance based on the face amount and death benefit option and the assumption that no further premiums will be paid.

The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is provided only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a guaranteed period of coverage. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary with the actual cash value. Because the actual cash value continues to exist, we will continue to assess policy charges against the actual cash value while the Policy is on stop premium. Moreover, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.

There are also other differences which you should consider. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.

If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode is more complicated since the period of guaranteed coverage under the extended term option will be different from that under the stop premium mode. When you are making this decision you should ask us what these periods are.

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

ACTUAL CASH VALUE

The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account. The actual cash value equals the value of the guaranteed principal account and the value of the sub-accounts of the Variable Life Account. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account.

Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are paid when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts. Even if you continue to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges.

Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing.

The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, asset credits, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. We credit interest on the guaranteed principal account actual cash value of your Policy daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.

We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value made by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the valuation period during which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, non-repeating premiums, asset credits, loan repayments, loan interest credits and transfers to that sub-account. The number of units will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero when the policy is surrendered or extended term insurance is purchased.

The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

     (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

     (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

     (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except:

     (1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,

     (2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds and

     (3) customary national business holidays on which the New York Stock Exchange is closed for trading.

Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against and credits to your actual cash value, namely the Monthly Policy Charge and the Cost of Insurance Charge. Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, and the existence of policy loans.

TRANSFERS The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your actual cash value you wish to have in each of your sub-accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.

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

WE RESERVE THE RIGHT TO LIMIT THE AMOUNT TO BE TRANSFERRED TO OR FROM A SUB-ACCOUNT OR THE GUARANTEED PRINCIPAL ACCOUNT TO AT LEAST $250. If the actual cash value in an account is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is no charge for systematic transfers. There is a charge only for non-systematic transfers in excess of 12 per year.

Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission at (651) 665-4194, or by contacting us through our Internet Online Service Center.

Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.

The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year.

Transfers from the guaranteed principal account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.

MARKET-TIMING AND DISRUPTIVE TRADING This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term policy owners invested in affected portfolios who do not generate such expenses. It is the

                                                                         Page 23
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policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your Policy. We will consider one or more of the following factors:

     - the dollar amount of the transfer(s);

     - whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

     - whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

     - the number of transfers in the previous calendar quarter;

     - whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

DEATH BENEFIT OPTIONS

The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the CASH OPTION or the PROTECTION OPTION. If you fail to make an election, the Cash Option will be in effect. At no time will the death

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

benefit be less than the minimum death benefit required so that the Policy qualifies as a life insurance policy under the guideline premium test of Section 7702 of the Internal Revenue Code.

CASH OPTION  Under the Cash Option, the death benefit will be the larger of:

     (a) the face amount at the time of the insured's death; or

     (b) the minimum death benefit required to qualify under Section 7702.

The death benefit will not vary unless the death benefit is the minimum death benefit required under Section 7702.

PROTECTION OPTION Under the Protection Option, the death benefit will be the larger of:

     (a) the face amount, plus the policy value, at the time of the insured's death; or

     (b) the minimum death benefit required to qualify under Section 7702.

The death benefit provided by the Protection Option will vary depending on the investment experience of the allocation options you select.

The Protection Option is only available until the policy anniversary nearest the insured's age 100; at that time we will convert the death benefit option to the Cash Option.

CHOOSING THE DEATH BENEFIT OPTION The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. Given the same face amount and premium the Cash Option will provide guaranteed coverage for a longer period than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit. But under the Cash Option, favorable policy performance does not generally increase the death benefit, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable policy performance.

You may change the death benefit option while the Policy is in force through a policy adjustment. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See "Federal Tax Status."

POLICY LOANS

You may borrow from us using only your Policy as the security for the loan. THE TOTAL AMOUNT OF YOUR LOAN MAY NOT EXCEED 90 PERCENT OF YOUR POLICY VALUE. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See "Federal Tax Status."

The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.

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When you take a loan, we will reduce both the death benefit and the actual cash value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account in the separate account on a pro-rata basis. The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.

The actual cash value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. IF YOUR POLICY HAS INDEBTEDNESS AND NO ACTUAL CASH VALUE, THE POLICY WILL LAPSE AND THERE MAY BE ADVERSE TAX CONSEQUENCES; SEE "FEDERAL TAX STATUS." In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

POLICY LOAN INTEREST The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

Policy loan interest is due:

     - on the date of the death of the insured

     - on a policy adjustment, surrender, lapse, a policy loan transaction

     - on each policy anniversary.

If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 1 percent per year. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions for the allocation of net premiums.

Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 1 percent per year. However, if the Policy has been in force for ten years or more (including the period any previous Policy was in effect if that previous Policy issued by us was exchanged for this Policy), we will credit your loan at a rate which is equal to the policy loan rate minus .25 percent per year.

Policy loans may also be used as automatic premium loans to keep your Policy in force if a premium is unpaid at the end of the grace period. We will make automatic premium loans unless you have requested us not to. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.

POLICY LOAN REPAYMENTS If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis, and to each sub-account in the separate account on a pro-rata basis.

Loan repayments reduce your loan account by the amount of the loan repayment.

A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.

SURRENDER

You may request a surrender or partial surrender of your Policy at any time while the insured is living. The surrender value of the Policy is the actual cash value plus asset credits and minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.

We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. The maximum partial surrender is the amount available as a policy loan. The death benefit of the Policy will be reduced by the amount of the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.

We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial surrender from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial surrender are also waived.

On a partial surrender, you may tell us from which Variable Life Account sub-accounts a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account of the separate account on a pro-rata basis. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

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We will pay a surrender or partial surrender as soon as possible, but not later than seven days after we receive your written request for surrender. However, if any portion of the actual cash value to be surrendered is attributable to a premium or non-repeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent within ten days after you receive it.

If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

If the Policy is adjusted, as described under "Policy Adjustments," and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within ten days after you receive it. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

POLICY CHARGES

PREMIUM CHARGES Premium charges vary depending on whether the premium is a scheduled premium or a non-repeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. Charges for sub-standard risks and charges for additional agreements are deducted from the premium to calculate the base premium. The SUB-STANDARD RISK CHARGE is for providing the death benefit for policies whose mortality risks exceed the standard. Charges for additional agreements are shown in the Summary Fee Tables under "Summary of Benefits and Risks."

From base premiums we deduct a sales charge, an additional face amount charge and a premium charge.

     (1) The SALES CHARGE consists of a deduction from each premium of up to 44 percent. The sales charge applies only to base premiums, scheduled to be paid in the 12 month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a sales charge is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. In other words, the amount of any base premium in excess of this amount will not be subject to the sales charge.

        Only adjustments that involve an increase in base premium in excess of the highest base premium ever paid on the Policy will result in an additional sales charge being assessed on that increase in premium. If any adjustment occurs during a period when a sales charge is being collected and the adjustment results in an increase in base premium, an additional sales charge, not to exceed 44 percent of the increase in base premium, will be added to the uncollected portion of the sales charge that was being collected prior to the adjustment. This total amount of sales charge will then be collected during the 12 month period following the adjustment.

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        If any adjustment occurs during the 12 month period when a sales charge is being collected and the adjustment does not result in an increase in base premium, a portion or all of the remaining sales charge will be collected during the 12 month period following the adjustment.

        For examples of how we compute the sales charge and the additional face amount charge, see Appendix A.

        The sales charge is designed to compensate us for some of the distribution expenses incurred with respect to the Policies. (Additional distribution expenses are covered by all or a portion of the premium charge described below.) The amount of the sales charge in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge or the premium charge, we will recover them from our other assets or surplus including profits from the mortality and expense risk charge.

     (2) The ADDITIONAL FACE AMOUNT CHARGE is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be paid during the first policy year and during the twelve months following certain policy adjustments. The additional face amount charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records.

     (3) The PREMIUM CHARGE of 6 percent is deducted from each base premium. This charge is designed to cover sales commissions in early policy years and other charges related to premiums in later policy years, such as administrative expenses and taxes.

NON-REPEATING PREMIUMS Non-repeating premiums are currently subject to a premium charge of 3 percent. We do not assess a sales charge or an additional face amount charge against non-repeating premiums.

ACTUAL CASH VALUE CHARGES In addition to deductions from premiums and non-repeating premiums, we assess from the actual cash value of a Policy a monthly policy charge, the cost of insurance charge and transaction charges. These charges are as follows:

     (1) The MONTHLY POLICY CHARGE is designed to cover certain of our administrative expenses, including those attributable to the records we create and maintain for your Policy. The monthly policy charge is $8 plus $.02 per $1,000 of face amount. We can increase this charge, but it will never exceed $10 plus $.03 per $1,000 of face amount.

     (2) The COST OF INSURANCE CHARGE compensates us for providing the death benefit under a Policy. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, gender, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy and the tobacco use of the insured. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under your Policy less your policy value. The net amount at risk varies with investment performance, payment of premiums and policy charges. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

                                                                         Page 29
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     (3) The TRANSACTION CHARGES are for expenses associated with processing transactions. There is a POLICY ADJUSTMENT TRANSACTION CHARGE of $25 for each policy adjustment (a change in premium, face amount, death benefit option or plan of insurance).

        If the only policy adjustment is a partial surrender, the PARTIAL SURRENDER TRANSACTION CHARGE shall be the lesser of $25 or 2 percent of the amount surrendered.

        We also reserve the right to make a TRANSFER TRANSACTION CHARGE, not to exceed $25, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently there is a $10 charge only for non-systematic transfers in excess of 12 per year.

        We may also make a charge, not to exceed $25, for each returned check.

We assess the monthly policy charge and cost of insurance charge against your actual cash value on the monthly policy anniversary. In addition, we assess such charges on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.

We assess transaction charges against your actual cash value at the time of a policy adjustment, when a transfer is made, or when a check is returned. In the case of a transfer, the charge is assessed against the amount transferred.

Ordinarily, we assess charges against your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and from each sub-account in the separate account on a pro-rata basis. However, if you instruct us in writing, we will assess the monthly policy charge and the cost of insurance charge against the guaranteed principal account or the sub-account(s) that you specify.

SEPARATE ACCOUNT CHARGES We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.

We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.

PORTFOLIO COMPANY CHARGES Charges are deducted from and expenses paid out of the assets of the Fund Portfolio Companies, as described in the prospectus for those companies.

POLICIES ISSUED IN EXCHANGE We will waive or modify certain charges assessed against base premiums as described above in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in this prospectus. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. A $200 EXCHANGE ADMINISTRATIVE CHARGE is currently required for the exchange. This charge will be deducted from the existing cash values.

To be eligible for an exchange, the existing policy must have been in force for at least two years, and there must not be any first year charges currently being taken as a result of any policy adjustment. When a new Policy is issued in exchange for an existing policy, we will waive the sales charge on the existing base premium, and we will waive the additional face amount charge on the existing face amount. All other charges described in this prospectus will apply to the Policy.

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OTHER POLICY PROVISIONS

BENEFICIARY When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

PAYMENT OF PROCEEDS The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

     (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

     (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

SETTLEMENT OPTIONS The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.

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We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent.

The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $20.

Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

OPTION 1 -- INTEREST PAYMENTS

We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

We will make payments for a specified number of years.

OPTION 3 -- LIFE INCOME

We will make payments monthly during the lifetime of the person who is to receive the income, terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant.

OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

We will pay a specified amount until the proceeds and interest are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.

The minimum amount of interest we will pay under any settlement option is 3 percent per year. Additional interest earnings, if any, on deposits under a settlement option will be payable as we determine.

ASSIGNMENT The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, we may contest that policy adjustment,

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reinstatement or change for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy adjustment, reinstatement or change.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy adjustment, reinstatement or change our liability with respect to the policy adjustment, reinstatement or change will be limited to an amount equal to the premiums paid for the policy adjustment, reinstatement or change.

REPORTS At least once each year we will send you a report. This report will include the actual cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

ADDITIONAL BENEFITS

You may be able to obtain additional policy benefits, subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

WAIVER OF PREMIUM AGREEMENT The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability.

INFLATION AGREEMENT The Inflation Agreement requires an additional premium and provides for a face amount increase equal to twice the percentage increase in the consumer price index during the previous three years, subject to a maximum of $100,000.

FACE AMOUNT INCREASE AGREEMENT The Face Amount Increase Agreement requires an additional premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.

BUSINESS CONTINUATION AGREEMENT The Business Continuation Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you.

FAMILY TERM RIDER The Family Term Rider requires an additional premium and provides a fixed amount of term insurance on children of an insured.

EXCHANGE OF INSUREDS AGREEMENT The Exchange of Insureds Agreement requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting. Because the exchange is generally a taxable event, you should consult a tax advisor about the tax consequences before making such an exchange.

ACCELERATED BENEFITS AGREEMENT The Accelerated Benefits Agreement is issued without additional premium. It allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury.

EARLY VALUES AGREEMENT The Early Values Agreement requires an additional premium, payable for ten years, and waives a portion of policy charges in the first policy year.

EXTENDED MATURITY AGREEMENT The Extended Maturity Agreement requires no additional premium and provides for the continuation of the Policy beyond the maturity age of the insured.

                                                                         Page 33
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OTHER MATTERS

FEDERAL TAX STATUS

INTRODUCTION The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE LIFE ACCOUNT We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

TAX STATUS OF POLICIES Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.

OWNER CONTROL In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the

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

insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

We do not believe that the ownership rights of a Policy owner under the Policy would result in any Policy owner being treated as the owner of the assets of the Variable Life Account under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent a Policy owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.

DIVERSIFICATION OF INVESTMENTS In addition, the Code requires that the investments of the Variable Life Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build-up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.

Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is lapsed or surrendered.

A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the
Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.

                                                                         Page 35
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MODIFIED ENDOWMENT CONTRACTS  It should be noted, however, that under the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts you receive, such as dividends, cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of our efforts to provide a payment schedule that will not violate the 7-pay test.

Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.

A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.

The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value.

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In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policy owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any nonrepeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same Policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

OTHER TAXES The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.

In addition, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

OTHER TRANSACTIONS Changing the Policy owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

It should be understood that the foregoing description of the federal income tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

VOTING RIGHTS

We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

     - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

     - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

COMPENSATION PAID FOR THE SALE OF THE POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL Except for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. We may also pay additional compensation of up to .2 percent of the actual cash value in policy years two and later. For the Early Values Agreement, commissions will be 60 percent of the premium for that agreement for all years.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, insurance benefits, and other benefits based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent.

General Agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

PAYMENTS TO BROKER-DEALERS We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

LEGAL PROCEEDINGS

As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

SPECIAL TERMS

As used in this prospectus, the following terms have the indicated meanings:

Actual Cash Value: the value of your interest in the Variable Life Account and the value of your interest in the guaranteed principal account under a Policy. Each is valued separately. Actual cash value does not include the loan account.

Asset Credit: a monthly amount, based on the actual cash value, credited to your actual cash value. This credit is not guaranteed, but currently is 1/12 of an annual percentage which varies between 0.35 percent and 0.75 percent depending on the amount of the actual cash value.

Base Premium: the premium less any amount deducted from the premium for additional benefits and for sub-standard risks.

Code:  the Internal Revenue Code of 1986, as amended.

Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account.

Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.

Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.

Non-repeating Premium: a payment made to this Policy in addition to its scheduled payments.

Paid-up: the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.

Policy Owner:  the owner of a Policy.

Policy Value:  the actual cash value of a Policy plus any policy loan.

Policy Year: a period of one year beginning with the policy date or a policy anniversary.

Premium:  a scheduled payment required for this Policy.

Valuation Date:  each date on which a Fund Portfolio is valued.

Valuation Period: the period between successive valuation dates measured from the time of one determination to the next.

Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, composed of sub-accounts. The investment experience of its assets is kept separate from our other assets.

We, Our, Us:  Minnesota Life Insurance Company.

You, Your:  the policy owner.

APPENDIX A

EXAMPLE OF SALES CHARGE AND ADDITIONAL FACE AMOUNT CHARGE COMPUTATION


As an example of the method we use to compute sales charge and additional face amount charge, assume a protection plan of insurance guaranteeing coverage for 20 years. This plan results from an annual base premium of $2,000, a face amount of $100,000 and the Cash Option. As base premiums are paid in the first year, we assess the sales charge of 44 percent or $880. In addition, we assess a additional face amount charge of $5 per thousand of face amount or $500.

Using the example above, the sales charge each month is $73.33. After nine months, we have collected $660 and the uncollected sales charge is $220. Suppose that there is an adjustment at this point that increases the premium from $2,000 to $3,000. The increased premium will be assessed a sales charge of 44 percent, or $440. This will be added to the uncollected sales charge of $220. The total sales charge of $660 will be collected in the 12 months following the adjustment, at $55 per month.

Alternatively, suppose that the adjustment after nine months decreases the premium from $2,000 to $1,000. The uncollected sales charge of $220 will be reduced in the same proportion as the base premium, 50 percent, to $110, and this sales charge will be collected in the 12 months following the adjustment at $27.50 per month.

The additional face amount charge will also be recalculated if an adjustment occurs during a period in which it is being collected. Again, using our example, suppose there is an adjustment after nine months; the uncollected additional face amount charge is $125. If the adjustment results in a face amount increase of $100,000, the new additional face amount charge of $500 will be added to the uncollected charge of $125, and the total of $625 will be collected in the 12 months following the adjustment. If the adjustment results in a decrease in face amount, no reduction in the uncollected portion of the additional face amount charge is made. So the remaining $125 will be collected in the 12 months following the adjustment at $10.42 per month.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090.

The table of contents for the Statement of Additional Information is as follows:

       General Information and History
       Additional Information About Operation of Contracts and Registrant Underwriters
       Additional Information About Charges
       Illustrations
       Financial Statements

Investment Company Act No. 811-4585

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                                Dwayne C. Radel
                       Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Dykema Gossett PLLC
                                Franklin Square
                                 Suite 300 West
                               1300 I Street NW
                             Washington, D.C. 20005

                       Statement of Additional Information

          The date of this document and the prospectus is: May 1, 2006


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account ("Variable Life Account"), in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has forty-nine sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.

Except for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. We may also pay additional compensation of up to .2 percent of the actual cash value in policy years two and later. For the Early Values Agreement, commissions will be 60 percent of the premium for that agreement for all years. Amounts paid by Minnesota Life to the underwriters of the Policies during 2005, 2004 and 2003 were $60,563,494, $55,987,595 and $51,402,568 respectively, which include amounts paid for other contracts issued through the Variable Life Account.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

a) Sales Load
The sales load consists of a deduction from each premium of a 6 percent Premium Charge and it may also include a first year Sales Charge deduction not to exceed 44 percent. The first year Sales Charge will apply only to base premium, scheduled to be paid in the 12 month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed.

b) Special Purchase Plans
We will waive or modify certain charges assessed against base premiums in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in the prospectus. In those situations, we will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. Following the exchange, premium payments will not be subject to a first year Sales Charge or Additional Face Amount Charge on the existing face amount, unless evidence of insurability was required for the exchange.

c) Underwriting Procedures
We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.

d) Increases in Face Amount
An Increase in Face Amount is a policy adjustment and is subject to a $25 transaction charge. An Increase in Face Amount is also subject to an Additional Face Amount Charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against premiums in the 12 months following the policy adjustment.

ILLUSTRATIONS

An illustration is provided for a preferred non-tobacco risk male age 30. The illustration shows the projected actual cash values, death benefits and premiums. The Protection Death Benefit Option is shown. The plan of insurance for the illustration is a protection plan, with an initial face amount of $475,000 and a premium of $4,100. We show the illustration based on both guaranteed maximum and current charges, and we include all charges.

Guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form We use the male, female and unisex smoker-distinct 1980 Commissions Standard Ordinary Mortality Table ("1980 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 1980 CSO Tables.

In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the tobacco-use of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The illustration shows how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustration assumes scheduled premiums are paid when due.

The amounts shown for the hypothetical cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustration is at an annual rate of .50 percent. The investment management fee illustrated is .68 percent and represents the arithmetic average of the annual fee charged for all portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .13 percent, representing the arithmetic average of the 2005 expense ratios of the portfolios of the Funds. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is .24 percent and represent the arithmetic average of those fees charged for portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.55 percent, 4.45 percent and 10.45 percent.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, death benefit option, plan of insurance and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this prospectus, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations.

                                  VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                        INITIAL FACE AMOUNT -- $475,000

                        $4,100 INITIAL SCHEDULED PREMIUM

                              USING CURRENT CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                              0% GROSS                        6.00% GROSS                  12.00% GROSS
                                            (-1.55% NET)                      (4.45% NET)                  (10.45% NET)

   POL      ATT          BASE          POLICY               DEATH          POLICY         DEATH           POLICY         DEATH
   YR       AGE        PREMIUM         VALUE               BENEFIT         VALUE         BENEFIT          VALUE         BENEFIT
   --       ---        -------       ---------             -------         ------        -------          ------        -------
   1         31      $ 4,100         $      49           $ 475,000     $       80     $    475,000   $       112   $    475,000
   2         32        4,100             2,987             475,049          3,231          475,080         3,480        475,112
   3         33        4,100             5,877             477,987          6,520          478,231         7,199        478,480
   4         34        4,100             8,714             480,877          9,950          481,520        11,304        482,199
   5         35        4,100            11,490             483,714         13,518          484,950        15,826        486,304

   6         36        4,100            14,318             486,490         17,345          488,518        20,926        490,826
   7         37        4,100            17,241             489,318         21,489          492,345        26,718        495,926
   8         38        4,100            20,190             492,241         25,898          496,489        33,204        501,718
   9         39        4,100            23,122             495,190         30,537          500,898        40,414        508,204
  10         40        4,100            26,021             498,122         35,405          505,537        48,412        515,414

  15         45        4,100            39,607             512,031         63,079          532,086       103,024        564,816
  20         50        4,100            51,329             524,128         96,914          564,581       193,148        643,312
  25         55        4,100            61,133             534,406        138,394          604,483       342,645        781,462
  30         60        4,100            67,319             541,432        187,502          652,054       589,343      1,004,649
  35         65        4,100            68,747             543,904        244,711          707,603       997,200      1,373,409

  40         70        4,100            63,247             540,158        309,449          771,096     1,672,354      1,983,831
  45         75        4,100            45,760             525,325        377,426          838,686     2,789,029      2,993,506
  50         80        4,100            11,807             495,313        443,633          906,021     4,638,688      4,665,557
  55         85        4,100                 0                   0        496,888          962,937     7,705,161      7,436,773
  60         90        4,100                 0                   0        519,305          993,459    12,781,115     12,133,216

  65         95        4,100                 0                   0        487,297          974,148    21,074,237     20,032,770
  70        100        4,100                 0                   0        376,505          881,326    34,504,076     32,846,939



The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                  VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                       INITIAL DEATH BENEFIT -- $475,000

                        $4,100 INITIAL SCHEDULED PREMIUM

                       USING MAXIMUM CONTRACTUAL CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                            0% GROSS                   6.00% GROSS                    12.00% GROSS
                                          (-1.55% NET)                 (4.45% NET)                    (10.45% NET)

  POL      ATT         BASE         POLICY            DEATH          POLICY          DEATH            POLICY           DEATH
   YR      AGE        PREMIUM       VALUE            BENEFIT         VALUE          BENEFIT           VALUE           BENEFIT
  ---      ---        -------       -------          -------         ------         -------           ------          -------
  1         31      $   4,100    $       23      $   475,000    $        53      $  475,000      $        85      $   475,000
  2         32          4,100         2,923          475,023          3,164         475,053            3,408          475,085
  3         33          4,100         5,765          477,923          6,398         478,164            7,065          478,408
  4         34          4,100         8,544          480,765          9,756         481,398           11,083          482,065
  5         35          4,100        11,251          483,544         13,235         484,756           15,491          486,083

  6         36          4,100        13,879          486,251         16,830         488,235           20,320          490,491
  7         37          4,100        16,433          488,879         20,551         491,830           25,619          495,320
  8         38          4,100        18,895          491,433         24,384         495,551           31,417          500,619
  9         39          4,100        21,267          493,895         28,334         499,384           37,766          506,417
 10         40          4,100        23,541          496,267         32,396         503,334           44,714          512,766

 15         45          4,100        33,215          506,521         54,282         524,701           90,535          554,654
 20         50          4,100        39,470          513,543         78,406         548,444          162,319          620,275
 25         55          4,100        40,818          516,083        103,327         573,438          274,527          722,967
 30         60          4,100        35,014          511,773        126,181         596,854          449,608          882,974
 35         65          4,100        20,321          499,179        143,904         616,079          725,151        1,134,637

 40         70          4,100             0          475,000        149,836         624,901        1,159,566        1,531,001
 45         75          4,100             0          475,000        134,929         615,266        1,848,214        2,158,872
 50         80          4,100             0                0         78,228         569,561        2,937,376        3,153,311
 55         85          4,100             0                0              0               0        4,651,685        4,719,311
 60         90          4,100             0                0              0               0        7,349,556        7,181,764

 65         95          4,100             0                0              0               0       11,605,673       11,132,177
 70        100          4,100             0                0              0               0       17,163,764       17,043,425



The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

The consolidated financial statements of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Life Account as of December 31, 2005, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing. The report dated March 13, 2006 on the consolidated financial statements of Minnesota Life Insurance Company and subsidiaries refers to the adoption, effective January 1, 2004, of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Life Account:

We have audited the accompanying statements of assets and liabilities of the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, AIM V.I. Aggressive Growth, AIM V.I. Balanced, AIM V.I. Dent Demographic Trends, AIM V.I. Premier Equity, American Century Income and Growth, American Century Ultra, American Century Value, Credit Suisse Global Small Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Fidelity VIP Mid-Cap, Franklin Large Cap Growth Securities, Franklin Mutual Shares Securities, Franklin Small Cap, Templeton Developing Markets Securities, Templeton Global Asset Allocation, Janus Aspen Balanced, Janus Aspen Forty, Janus Aspen International Growth, MFS Investors Growth Stock, MFS Mid Cap Growth, MFS New Discovery, MFS Value, Oppenheimer Capital Appreciation, Oppenheimer High Income, Oppenheimer International Growth, Putnam VT Growth and Income, Putnam VT International Equity, Putnam VT New Opportunities, Putnam VT New Value, Putnam VT Voyager, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, Waddell & Reed Core Equity, Waddell & Reed Asset Strategy, Waddell & Reed International Growth and Waddell & Reed Science & Technology Segregated Sub-Accounts of Minnesota Life Variable Life Account (the Account) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2005 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, AIM V.I. Aggressive Growth, AIM V.I. Balanced, AIM V.I. Dent Demographic Trends, AIM V.I. Premier Equity, American Century Income and Growth, American Century Ultra, American Century Value, Credit Suisse Global Small Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Fidelity VIP Mid-Cap, Franklin Large Cap Growth Securities, Franklin Mutual Shares Securities, Franklin Small Cap, Templeton Developing Markets Securities, Templeton Global Asset Allocation, Janus Aspen Balanced, Janus Aspen Forty, Janus Aspen International Growth, MFS Investors Growth Stock,

MFS Mid Cap Growth, MFS New Discovery, MFS Value, Oppenheimer Capital Appreciation, Oppenheimer High Income, Oppenheimer International Growth, Putnam VT Growth and Income, Putnam VT International Equity, Putnam VT New Opportunities, Putnam VT New Value, Putnam VT Voyager, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, Waddell & Reed Core Equity, Waddell & Reed Asset Strategy, Waddell & Reed International Growth and Waddell & Reed Science & Technology Segregated Sub-Accounts of Minnesota Life Variable Life Account at December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Minneapolis, Minnesota
March 24, 2006

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                                  ADVANTUS          ADVANTUS          ADVANTUS
                                                                ADVANTUS            MONEY             INDEX           MORTGAGE
                                                                  BOND             MARKET              500           SECURITIES
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 56,376,839 shares at net asset value
      of $1.48 per share (cost $72,629,568)                  $    83,185,660                 -                 -                 -
   Money Market Portfolio, 19,320,180 shares at net
      asset value of $1.00 per share (cost $19,320,180)                    -        19,320,180                 -                 -
   Index 500 Portfolio, 69,428,834 shares at net asset
      value of $3.98 per share (cost $232,716,751)                         -                 -       276,449,024                 -
   Mortgage Securities Portfolio, 39,356,465 shares
      at net asset value of $1.45 per share
      (cost $49,889,151)                                                   -                 -                 -        56,928,064
   International Bond Portfolio, 9,087,602 shares at
      net asset value of $1.33 per share
      (cost $10,486,058)                                                   -                 -                 -                 -
   Index 400 Mid-Cap Portfolio, 24,020,356 shares at
      net asset value of $1.68 per share
      (cost $29,779,514)                                                   -                 -                 -                 -
   Real Estate Securities Portfolio, 16,416,437
      shares at net asset value of $2.19 per share
      (cost $23,291,358)                                                   -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                  83,185,660        19,320,180       276,449,024        56,928,064
Receivable from Minnesota Life for Policy purchase
  payments                                                            53,049                 -                 -                 -
Receivable for investments sold                                            -            23,667           133,197            57,957
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                             83,238,709        19,343,847       276,582,221        56,986,021
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -            23,667           133,197            57,957
Payable for investments purchased                                     53,049                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                            53,049            23,667           133,197            57,957
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $    83,185,660        19,320,180       276,449,024        56,928,064
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $    83,185,660        19,320,180       276,449,024        56,928,064
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                ADVANTUS          ADVANTUS          ADVANTUS
                                                              INTERNATIONAL       INDEX 400        REAL ESTATE
                                                                  BOND             MID-CAP         SECURITIES
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 56,376,839 shares at net asset value
      of $1.48 per share (cost $72,629,568)                                -                 -                 -
   Money Market Portfolio, 19,320,180 shares at net
      asset value of $1.00 per share (cost $19,320,180)                    -                 -                 -
   Index 500 Portfolio, 69,428,834 shares at net asset
      value of $3.98 per share (cost $232,716,751)                         -                 -                 -
   Mortgage Securities Portfolio, 39,356,465 shares
      at net asset value of $1.45 per share
      (cost $49,889,151)                                                   -                 -                 -
   International Bond Portfolio, 9,087,602 shares at
      net asset value of $1.33 per share
      (cost $10,486,058)                                          12,045,852                 -                 -
   Index 400 Mid-Cap Portfolio, 24,020,356 shares at
      net asset value of $1.68 per share
      (cost $29,779,514)                                                   -        40,297,391                 -
   Real Estate Securities Portfolio, 16,416,437
      shares at net asset value of $2.19 per share
      (cost $23,291,358)                                                   -                 -        35,987,736
                                                             ---------------   ---------------   ---------------
                                                                  12,045,852        40,297,391        35,987,736
Receivable from Minnesota Life for Policy purchase
  payments                                                             3,308            73,254                 -
Receivable for investments sold                                            -                 -            33,188
                                                             ---------------   ---------------   ---------------
         Total assets                                             12,049,160        40,370,645        36,020,924
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -            33,188
Payable for investments purchased                                      3,308            73,254                 -
                                                             ---------------   ---------------   ---------------
         Total liabilities                                             3,308            73,254            33,188
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                   12,045,852        40,297,391        35,987,736
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)              12,045,852        40,297,391        35,987,736
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                                                    AIM V.I.
                                                                AIM V.I.                              DENT            AIM V.I.
                                                               AGGRESSIVE         AIM V.I.         DEMOGRAPHIC         PREMIER
                                                                 GROWTH           BALANCED           TRENDS            EQUITY
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the AIM Variable Insurance Funds:
   Aggressive Growth Fund, 228,141 shares at net asset
      value of $12.41 per share (cost $2,465,391)            $     2,831,227                 -                 -                 -
   Balanced Fund, 66,233 shares at net asset value
      of $10.92 per share (cost $689,385)                                  -           723,260                 -                 -
   Dent Demographics Fund, 45,260 shares at net asset
      value of $5.94 per share (cost $245,679)                             -                 -           268,843                 -
   Premier Equity Fund, 20,638 shares at net asset value
      of $22.18 per share (cost $424,017)                                  -                 -                 -           457,761
Investments in shares of the American Century Variable
   Portfolios, Inc.:
   Income & Growth Fund, 388,234 shares at net asset value
      of $7.50 per share (cost $2,742,483)                                 -                 -                 -                 -
   Ultra Fund, 1,783,202 shares at net asset value
      of $10.33 per share (cost $17,173,942)                               -                 -                 -                 -
   Value Fund, 817,978 shares at net asset value
      of $8.19 per share (cost $6,577,441)                                 -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                   2,831,227           723,260           268,843           457,761
Receivable from Minnesota Life for Policy purchase payments            1,576               470               941                 -
Receivable for investments sold                                            -                 -                 -               112
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                              2,832,803           723,730           269,784           457,873
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -                 -               112
Payable for investments purchased                                      1,576               470               941                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                             1,576               470               941               112
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $     2,831,227           723,260           268,843           457,761
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $     2,831,227           723,260           268,843           457,761
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                AMERICAN
                                                                 CENTURY          AMERICAN          AMERICAN
                                                                 INCOME            CENTURY           CENTURY
                                                                & GROWTH            ULTRA             VALUE
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the AIM Variable Insurance Funds:
   Aggressive Growth Fund, 228,141 shares at net asset
      value of $12.41 per share (cost $2,465,391)                          -                 -                 -
   Balanced Fund, 66,233 shares at net asset value
      of $10.92 per share (cost $689,385)                                  -                 -                 -
   Dent Demographics Fund, 45,260 shares at net asset
      value of $5.94 per share (cost $245,679)                             -                 -                 -
   Premier Equity Fund, 20,638 shares at net asset value
      of $22.18 per share (cost $424,017)                                  -                 -                 -
Investments in shares of the American Century Variable
   Portfolios, Inc.:
   Income & Growth Fund, 388,234 shares at net asset value
      of $7.50 per share (cost $2,742,483)                         2,911,754                 -                 -
   Ultra Fund, 1,783,202 shares at net asset value
      of $10.33 per share (cost $17,173,942)                               -        18,420,475                 -
   Value Fund, 817,978 shares at net asset value
      of $8.19 per share (cost $6,577,441)                                 -                 -         6,699,241
                                                             ---------------   ---------------   ---------------
                                                                   2,911,754        18,420,475         6,699,241
Receivable from Minnesota Life for Policy purchase payments            1,361           125,351            42,296
Receivable for investments sold                                            -                 -                 -
                                                             ---------------   ---------------   ---------------
         Total assets                                              2,913,115        18,545,826         6,741,537
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -                 -
Payable for investments purchased                                      1,361           125,351            42,296
                                                             ---------------   ---------------   ---------------
         Total liabilities                                             1,361           125,351            42,296
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                    2,911,754        18,420,475         6,699,241
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)               2,911,754        18,420,475         6,699,241
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                              CREDIT SUISSE
                                                                 GLOBAL         FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
                                                                SMALL CAP        CONTRAFUND       EQUITY-INCOME        MID-CAP
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of Credit Suisse Trust:
   Global Small Cap Portfolio, 186,058 shares at net asset
      value of $12.95 per share (cost $1,918,737)            $     2,409,453                 -                 -                 -
Investments in shares of Fidelity Variable Insurance
   Products Fund:
   Contrafund Portfolio, 1,783,056 shares at net asset
      value of $30.69 per share (cost $40,474,001)                         -        54,721,981                 -                 -
   Equity-Income Portfolio, 2,000,771 shares at net asset
      value of $25.17 per share (cost $44,031,479)                         -                 -        50,359,404                 -
   Mid-Cap Portfolio, 1,275,005 shares at net asset value
      of $34.67 per share (cost $29,286,733)                               -                 -                 -        44,204,439
Investments in shares of Franklin Templeton Variable
   Insurance Products Trust:
   Large Cap Growth Securities Fund, 236,552 shares at net
      asset value of $14.97 per share (cost $3,415,606)                    -                 -                 -                 -
   Mutual Shares Securities Fund, 503,777 shares at net
      asset value of $18.17 per share (cost $8,077,172)                    -                 -                 -                 -
   Small-Mid Cap Fund, 928,328 shares at net asset value
      of $20.36 per share (cost $15,152,891)                               -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                   2,409,453        54,721,981        50,359,404        44,204,439
Receivable from Minnesota Life for Policy purchase payments                -            58,354           120,698            16,118
Receivable for investments sold                                        1,013                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                              2,410,466        54,780,335        50,480,102        44,220,557
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges               1,013                 -                 -                 -
Payable for investments purchased                                          -            58,354           120,698            16,118
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                             1,013            58,354           120,698            16,118
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $     2,409,453        54,721,981        50,359,404        44,204,439
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $     2,409,453        54,721,981        50,359,404        44,204,439
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                FRANKLIN
                                                                LARGE CAP         FRANKLIN          FRANKLIN
                                                                 GROWTH         MUTUAL SHARES       SMALL-MID
                                                               SECURITIES        SECURITIES            CAP
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of Credit Suisse Trust:
   Global Small Cap Portfolio, 186,058 shares at net asset
      value of $12.95 per share (cost $1,918,737)                          -                 -                 -
Investments in shares of Fidelity Variable Insurance
   Products Fund:
   Contrafund Portfolio, 1,783,056 shares at net asset
      value of $30.69 per share (cost $40,474,001)                         -                 -                 -
   Equity-Income Portfolio, 2,000,771 shares at net asset
      value of $25.17 per share (cost $44,031,479)                         -                 -                 -
   Mid-Cap Portfolio, 1,275,005 shares at net asset value
      of $34.67 per share (cost $29,286,733)                               -                 -                 -
Investments in shares of Franklin Templeton Variable
   Insurance Products Trust:
   Large Cap Growth Securities Fund, 236,552 shares at net
      asset value of $14.97 per share (cost $3,415,606)            3,541,189                 -                 -
   Mutual Shares Securities Fund, 503,777 shares at net
      asset value of $18.17 per share (cost $8,077,172)                    -         9,153,621                 -
   Small-Mid Cap Fund, 928,328 shares at net asset value
      of $20.36 per share (cost $15,152,891)                               -                 -        18,900,749
                                                             ---------------   ---------------   ---------------
                                                                   3,541,189         9,153,621        18,900,749
Receivable from Minnesota Life for Policy purchase payments            2,006            19,122            20,162
Receivable for investments sold                                            -                 -                 -
                                                             ---------------   ---------------   ---------------
         Total assets                                              3,543,195         9,172,743        18,920,911
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -                 -
Payable for investments purchased                                      2,006            19,122            20,162
                                                             ---------------   ---------------   ---------------
         Total liabilities                                             2,006            19,122            20,162
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                    3,541,189         9,153,621        18,900,749
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)               3,541,189         9,153,621        18,900,749
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                TEMPLETON
                                                               DEVELOPING         TEMPLETON           JANUS             JANUS
                                                                 MARKETS        GLOBAL ASSET          ASPEN             ASPEN
                                                               SECURITIES        ALLOCATION         BALANCED            FORTY
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of Franklin Templeton Variable
   Insurance Products Trust:
   Developing Mkts Securities Fund, 2,275,886 shares at
      net asset value of $10.90 per share
      (cost $16,135,311)                                     $    24,807,155                 -                 -                 -
   Global Asset Allocation Fund, 453,956 shares at net
      asset value of $20.88 per share (cost $8,608,842)                    -         9,478,602                 -                 -
Investments in shares of Janus Aspen Series - Service
   Shares:
   Balanced Portfolio, 28,244 shares at net asset value
      of $26.62 per share (cost $717,437)                                  -                 -           751,868                 -
   Forty Portfolio, 1,181,632 shares at net asset value
      of $27.45 per share (cost $27,516,088)                               -                 -                 -        32,435,788
   International Growth Portfolio, 943,740 shares at net
      asset value of $35.17 per share (cost $24,098,249)                   -                 -                 -                 -
Investments in shares of the MFS Variable Insurance Trust:
   Investors Growth Stock Series, 79,981 shares at net
      asset value of $9.72 per share (cost $711,528)                       -                 -                 -                 -
   Mid Cap Growth Series, 111,261 shares at net asset
      value of $7.20 per share (cost $732,056)                             -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                  24,807,155         9,478,602           751,868        32,435,788
Receivable from Minnesota Life for Policy purchase payments            8,745             5,746                 -             1,055
Receivable for investments sold                                            -                 -               149                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                             24,815,900         9,484,348           752,017        32,436,843
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -               149                 -
Payable for investments purchased                                      8,745             5,746                 -             1,055
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                             8,745             5,746               149             1,055
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $    24,807,155         9,478,602           751,868        32,435,788
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $    24,807,155         9,478,602           751,868        32,435,788
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                  JANUS
                                                                  ASPEN              MFS               MFS
                                                              INTERNATIONAL       INVESTORS          MID CAP
                                                                 GROWTH         GROWTH STOCK         GROWTH
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of Franklin Templeton Variable
   Insurance Products Trust:
   Developing Mkts Securities Fund, 2,275,886 shares at
      net asset value of $10.90 per share
      (cost $16,135,311)                                                   -                 -                 -
   Global Asset Allocation Fund, 453,956 shares at net
      asset value of $20.88 per share (cost $8,608,842)                    -                 -                 -
Investments in shares of Janus Aspen Series - Service
   Shares:
   Balanced Portfolio, 28,244 shares at net asset value
      of $26.62 per share (cost $717,437)                                  -                 -                 -
   Forty Portfolio, 1,181,632 shares at net asset value
      of $27.45 per share (cost $27,516,088)                               -                 -                 -
   International Growth Portfolio, 943,740 shares at net
      asset value of $35.17 per share (cost $24,098,249)          33,191,331                 -                 -
Investments in shares of the MFS Variable Insurance Trust:
   Investors Growth Stock Series, 79,981 shares at net
      asset value of $9.72 per share (cost $711,528)                       -           777,411                 -
   Mid Cap Growth Series, 111,261 shares at net asset
      value of $7.20 per share (cost $732,056)                             -                 -           801,077
                                                             ---------------   ---------------   ---------------
                                                                  33,191,331           777,411           801,077
Receivable from Minnesota Life for Policy purchase payments           46,434                40               607
Receivable for investments sold                                            -                 -                 -
                                                             ---------------   ---------------   ---------------
         Total assets                                             33,237,765           777,451           801,684
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -                 -
Payable for investments purchased                                     46,434                40               607
                                                             ---------------   ---------------   ---------------
         Total liabilities                                            46,434                40               607
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                   33,191,331           777,411           801,077
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)              33,191,331           777,411           801,077
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                   MFS                             OPPENHEIMER
                                                                   NEW               MFS             CAPITAL         OPPENHEIMER
                                                                DISCOVERY           VALUE         APPRECIATION       HIGH INCOME
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the MFS Variable Insurance Trust:
   New Discovery Series, 465,347 shares at net asset value
      of $15.45 per share (cost $6,479,445)                  $     7,189,605                 -                 -                 -
   Value Series, 750,136 shares at net asset value
      of $12.45 per share (cost $8,581,026)                                -         9,339,190                 -                 -
Investments in shares of the Oppenheimer Variable Account
   Funds:
   Capital Appreciation Fund, 85,559 shares at net asset
      value of $38.23 per share (cost $3,018,659)                          -                 -         3,270,918                 -
   High Income Fund, 638,576 shares at net asset value
      of $8.39 per share (cost $5,361,800)                                 -                 -                 -         5,357,653
Investments in shares of the Panorama Series Funds, Inc.:
   International Growth, 3,186,200 shares at net asset
      value of $1.53 per share (cost $3,985,449)                           -                 -                 -                 -
Investments in shares of the Putnam Variable Trust:
   Growth and Income Fund, 21,283 shares at net asset value
      of $26.35 per share (cost $519,035)                                  -                 -                 -                 -
   International Equity Fund, 278,573 shares at net asset
      value of $16.26 per share (cost $3,770,587)                          -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                   7,189,605         9,339,190         3,270,918         5,357,653
Receivable from Minnesota Life for Policy purchase payments            2,609               212                 -            39,332
Receivable for investments sold                                            -                 -               652                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                              7,192,214         9,339,402         3,271,570         5,396,985
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -               652                 -
Payable for investments purchased                                      2,609               212                 -            39,332
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                             2,609               212               652            39,332
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $     7,189,605         9,339,190         3,270,918         5,357,653
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $     7,189,605         9,339,190         3,270,918         5,357,653
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                               OPPENHEIMER        PUTNAM VT         PUTNAM VT
                                                              INTERNATIONAL      GROWTH AND       INTERNATIONAL
                                                                 GROWTH            INCOME            EQUITY
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the MFS Variable Insurance Trust:
   New Discovery Series, 465,347 shares at net asset value
      of $15.45 per share (cost $6,479,445)                                -                 -                 -
   Value Series, 750,136 shares at net asset value
      of $12.45 per share (cost $8,581,026)                                -                 -                 -
Investments in shares of the Oppenheimer Variable Account
   Funds:
   Capital Appreciation Fund, 85,559 shares at net asset
      value of $38.23 per share (cost $3,018,659)                          -                 -                 -
   High Income Fund, 638,576 shares at net asset value
      of $8.39 per share (cost $5,361,800)                                 -                 -                 -
Investments in shares of the Panorama Series Funds, Inc.:
   International Growth, 3,186,200 shares at net asset
      value of $1.53 per share (cost $3,985,449)                   4,874,886                 -                 -
Investments in shares of the Putnam Variable Trust:
   Growth and Income Fund, 21,283 shares at net asset value
      of $26.35 per share (cost $519,035)                                  -           560,815                 -
   International Equity Fund, 278,573 shares at net asset
      value of $16.26 per share (cost $3,770,587)                          -                 -         4,529,594
                                                             ---------------   ---------------   ---------------
                                                                   4,874,886           560,815         4,529,594
Receivable from Minnesota Life for Policy purchase payments              279                 -             2,343
Receivable for investments sold                                            -                62                 -
                                                             ---------------   ---------------   ---------------
         Total assets                                              4,875,165           560,877         4,531,937
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                62                 -
Payable for investments purchased                                        279                 -             2,343
                                                             ---------------   ---------------   ---------------
         Total liabilities                                               279                62             2,343
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                    4,874,886           560,815         4,529,594
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)               4,874,886           560,815         4,529,594
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                PUTNAM VT         PUTNAM VT
                                                                   NEW               NEW            PUTNAM VT      WADDELL & REED
                                                              OPPORTUNITIES         VALUE            VOYAGER          BALANCED
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the Putnam Variable Trust:
   New Opportunities Fund, 10,862 shares at net asset
      value of $18.46 per share (cost $188,608)              $       200,508                 -                 -                 -
   New Value Fund, 107,772 shares at net asset value
      of $17.14 per share (cost $1,688,344)                                -         1,847,207                 -                 -
   Voyager Fund, 145,065 shares at net asset value
      of $28.55 per share (cost $3,792,767)                                -                 -         4,141,618                 -
Investments in shares of the Waddell & Reed Target Funds,
   Inc.:
   Balanced Portfolio, 18,487,569 shares at net asset value
      of $7.96 per share (cost $143,259,375)                               -                 -                 -       147,218,359
   Growth Portfolio, 19,692,992 shares at net asset value
      of $9.31 per share (cost $179,390,007)                               -                 -                 -                 -
   International Value Portfolio, 8,717,416 shares at net
      asset value of $19.17 per share (cost $133,874,263)                  -                 -                 -                 -
   Small Cap Growth Portfolio, 9,419,909 shares at net
      asset value of $10.49 per share (cost $88,125,107)                   -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                     200,508         1,847,207         4,141,618       147,218,359
Receivable from Minnesota Life for Policy purchase payments                -             2,912                 -                 -
Receivable for investments sold                                           59                 -                61           161,408
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                                200,567         1,850,119         4,141,679       147,379,767
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                  59                 -                61           161,408
Payable for investments purchased                                          -             2,912                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                                59             2,912                61           161,408
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $       200,508         1,847,207         4,141,618       147,218,359
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $       200,508         1,847,207         4,141,618       147,218,359
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                               WADDELL & REED    WADDELL & REED
                                                             WADDELL & REED     INTERNATIONAL       SMALL CAP
                                                                 GROWTH             VALUE            GROWTH
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the Putnam Variable Trust:
   New Opportunities Fund, 10,862 shares at net asset
      value of $18.46 per share (cost $188,608)                            -                 -                 -
   New Value Fund, 107,772 shares at net asset value
      of $17.14 per share (cost $1,688,344)                                -                 -                 -
   Voyager Fund, 145,065 shares at net asset value
      of $28.55 per share (cost $3,792,767)                                -                 -                 -
Investments in shares of the Waddell & Reed Target Funds,
   Inc.:
   Balanced Portfolio, 18,487,569 shares at net asset value
      of $7.96 per share (cost $143,259,375)                               -                 -                 -
   Growth Portfolio, 19,692,992 shares at net asset value
      of $9.31 per share (cost $179,390,007)                     183,394,925                 -                 -
   International Value Portfolio, 8,717,416 shares at net
      asset value of $19.17 per share (cost $133,874,263)                  -       167,126,806                 -
   Small Cap Growth Portfolio, 9,419,909 shares at net
      asset value of $10.49 per share (cost $88,125,107)                   -                 -        98,784,705
                                                             ---------------   ---------------   ---------------
                                                                 183,394,925       167,126,806        98,784,705
Receivable from Minnesota Life for Policy purchase payments                -                 -                 -
Receivable for investments sold                                       11,492            70,478            69,929
                                                             ---------------   ---------------   ---------------
         Total assets                                            183,406,417       167,197,284        98,854,634
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges              11,492            70,478            69,929
Payable for investments purchased                                          -                 -                 -
                                                             ---------------   ---------------   ---------------
         Total liabilities                                            11,492            70,478            69,929
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                  183,394,925       167,126,806        98,784,705
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)             183,394,925       167,126,806        98,784,705
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                               WADDELL & REED    WADDELL & REED
                                                             WADDELL & REED       MICRO-CAP         SMALL CAP      WADDELL & REED
                                                                  VALUE            GROWTH             VALUE          CORE EQUITY
                                                             ---------------   ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the Waddell & Reed Target Funds,
   Inc.:
   Value Portfolio, 12,019,672 shares at net asset value
      of $6.07 per share (cost $65,675,666)                  $    72,963,017                 -                 -                 -
   Micro-Cap Growth Portfolio, 1,165,105 shares at net
      asset value of $17.89 per share (cost $15,833,309)                   -        20,840,469                 -                 -
   Small Cap Value Portfolio, 3,057,418 shares at net
      asset value of $14.58 per share (cost $41,679,450)                   -                 -        44,586,329                 -
   Core Equity Portfolio, 960,452 shares at net asset
      value of $11.12 per share (cost $9,593,758)                          -                 -                 -        10,682,437
   Asset Strategy Portfolio, 459,215 shares at net asset
      value of $8.86 per share (cost $3,866,935)                           -                 -                 -                 -
   International Growth Portfolio, 372,641 shares at net
      asset value of $7.59 per share (cost $2,451,536)                     -                 -                 -                 -
   Science & Technology Portfolio, 159,393 shares at net
      asset value of $16.88 per share (cost $2,381,169)                    -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
                                                                  72,963,017        20,840,469        44,586,329        10,682,437
Receivable from Minnesota Life for Policy purchase payments                -                 -            17,415             1,263
Receivable for investments sold                                       91,895             4,798                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------
         Total assets                                             73,054,912        20,845,267        44,603,744        10,683,700
                                                             ---------------   ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges              91,895             4,798                 -                 -
Payable for investments purchased                                          -                 -            17,415             1,263
                                                             ---------------   ---------------   ---------------   ---------------
         Total liabilities                                            91,895             4,798            17,415             1,263
                                                             ---------------   ---------------   ---------------   ---------------
         Net assets applicable to policy owners              $    72,963,017        20,840,469        44,586,329        10,682,437
                                                             ===============   ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)         $    72,963,017        20,840,469        44,586,329        10,682,437
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                             WADDELL & REED    WADDELL & REED    WADDELL & REED
                                                                  ASSET         INTERNATIONAL       SCIENCE &
                                                                STRATEGY           GROWTH          TECHNOLOGY
                                                             ---------------   ---------------   ---------------
                          ASSETS
Investments in shares of the Waddell & Reed Target Funds,
   Inc.:
   Value Portfolio, 12,019,672 shares at net asset value
      of $6.07 per share (cost $65,675,666)                                -                 -                 -
   Micro-Cap Growth Portfolio, 1,165,105 shares at net
      asset value of $17.89 per share (cost $15,833,309)                   -                 -                 -
   Small Cap Value Portfolio, 3,057,418 shares at net
      asset value of $14.58 per share (cost $41,679,450)                   -                 -                 -
   Core Equity Portfolio, 960,452 shares at net asset
      value of $11.12 per share (cost $9,593,758)                          -                 -                 -
   Asset Strategy Portfolio, 459,215 shares at net asset
      value of $8.86 per share (cost $3,866,935)                   4,069,336                 -                 -
   International Growth Portfolio, 372,641 shares at net
      asset value of $7.59 per share (cost $2,451,536)                     -         2,830,021                 -
   Science & Technology Portfolio, 159,393 shares at net
      asset value of $16.88 per share (cost $2,381,169)                    -                 -         2,691,320
                                                             ---------------   ---------------   ---------------
                                                                   4,069,336         2,830,021         2,691,320
Receivable from Minnesota Life for Policy purchase payments           22,022             8,158             2,735
Receivable for investments sold                                            -                 -                 -
                                                             ---------------   ---------------   ---------------
         Total assets                                              4,091,358         2,838,179         2,694,055
                                                             ---------------   ---------------   ---------------

                        LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and expense charges                   -                 -                 -
Payable for investments purchased                                     22,022             8,158             2,735
                                                             ---------------   ---------------   ---------------
         Total liabilities                                            22,022             8,158             2,735
                                                             ---------------   ---------------   ---------------
         Net assets applicable to policy owners                    4,069,336         2,830,021         2,691,320
                                                             ===============   ===============   ===============

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)               4,069,336         2,830,021         2,691,320
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                                  ADVANTUS          ADVANTUS          ADVANTUS
                                                                ADVANTUS            MONEY             INDEX           MORTGAGE
                                                                  BOND             MARKET              500           SECURITIES
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
   fund (note 4)                                             $             -            41,323                 -                 -
   Mortality, expense charges and administrative charges
   (note 3)                                                         (381,893)          (90,740)       (1,319,251)         (276,351)
                                                             ---------------   ---------------   ---------------   ---------------
      Investment income (loss) - net                                (381,893)          350,583        (1,319,251)         (276,351)
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                          3,236,439        12,747,897        16,519,459         4,426,199
      Cost of investments sold                                    (2,759,189)      (12,747,897)      (14,433,119)       (3,849,626)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                     477,250                 -         2,086,340           576,573
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     477,250                 -         2,086,340           576,573
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                               1,389,176                 -         9,534,560           985,623
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                            1,866,426                 -        11,620,900         1,562,196
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $     1,484,533           350,583        10,301,649         1,285,845
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                ADVANTUS          ADVANTUS          ADVANTUS
                                                              INTERNATIONAL       INDEX 400        REAL ESTATE
                                                                  BOND             MID-CAP         SECURITIES
                                                             ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
   fund (note 4)                                                           -                 -                 -
   Mortality, expense charges and administrative charges
   (note 3)                                                          (59,973)         (171,982)         (158,930)
                                                             ---------------   ---------------   ---------------
      Investment income (loss) - net                                 (59,973)         (171,982)         (158,930)
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                          1,272,860         2,686,246         3,483,536
      Cost of investments sold                                      (980,556)       (1,952,336)       (2,026,994)
                                                             ---------------   ---------------   ---------------
                                                                     292,304           733,910         1,456,542
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     292,304           733,910         1,456,542
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                              (1,408,137)        3,342,080         2,020,792
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                           (1,115,833)        4,075,990         3,477,334
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                               (1,175,806)        3,904,008         3,318,404
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                                                    AIM V.I.
                                                                AIM V.I.                              DENT            AIM V.I.
                                                               AGGRESSIVE         AIM V.I.         DEMOGRAPHIC         PREMIER
                                                                 GROWTH           BALANCED           TRENDS            EQUITY
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
Investment income distributions from underlying mutual
   fund (note 4)                                             $             -             8,422                 -             2,759
Mortality, expense charges and administrative charges
   (note 3)                                                          (11,881)           (2,336)           (1,108)           (2,729)
                                                             ---------------   ---------------   ---------------   ---------------
   Investment income (loss) - net                                    (11,881)            6,086            (1,108)               30
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            250,546            27,057           111,091           280,574
      Cost of investments sold                                      (201,961)          (24,788)         (106,012)         (245,286)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                      48,585             2,269             5,079            35,288
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                      48,585             2,269             5,079            35,288
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                 109,291            19,241             7,967           (13,838)
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                              157,876            21,510            13,046            21,450
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $       145,995            27,596            11,938            21,480
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                AMERICAN
                                                                 CENTURY          AMERICAN          AMERICAN
                                                                 INCOME            CENTURY           CENTURY
                                                                & GROWTH            ULTRA             VALUE
                                                             ---------------   ---------------   ---------------
Investment income (loss):
Investment income distributions from underlying mutual
   fund (note 4)                                                      29,030                 -            26,620
Mortality, expense charges and administrative charges
   (note 3)                                                          (11,283)          (69,088)          (23,660)
                                                             ---------------   ---------------   ---------------
   Investment income (loss) - net                                     17,747           (69,088)            2,960
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -           373,238
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            214,654         1,247,043         1,159,979
      Cost of investments sold                                      (188,208)       (1,074,363)       (1,114,153)
                                                             ---------------   ---------------   ---------------
                                                                      26,446           172,680           45,826
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                      26,446           172,680           419,064
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                  87,355           395,203          (163,371)
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                              113,801           567,883           255,693
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                                  131,548           498,795           258,653
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                              CREDIT SUISSE
                                                                 GLOBAL         FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
                                                                SMALL CAP        CONTRAFUND       EQUITY-INCOME        MID-CAP
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                          $             -            50,736           558,497                 -
   Mortality, expense charges and administrative charges
     (note 3)                                                         (9,907)         (220,669)         (215,091)         (182,042)
                                                             ---------------   ---------------   ---------------   ---------------
      Investment income (loss) - net                                  (9,907)         (169,933)          343,406          (182,042)
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -             7,248         1,380,728           550,976
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            661,390         1,929,325         2,098,032         2,215,345
      Cost of investments sold                                      (515,719)       (1,438,671)       (1,807,766)       (1,417,388)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                     145,671           490,654           290,266           797,957
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     145,671           497,902         1,670,994         1,348,933
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                 164,892         6,661,723           467,347         5,034,211
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                              310,563         7,159,625         2,138,341         6,383,144
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $       300,656         6,989,692         2,481,747         6,201,102
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                FRANKLIN
                                                                LARGE CAP         FRANKLIN          FRANKLIN
                                                                 GROWTH         MUTUAL SHARES       SMALL-MID
                                                               SECURITIES        SECURITIES            CAP
                                                             ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                                   17,467            62,389                 -
   Mortality, expense charges and administrative charges
     (note 3)                                                        (14,724)          (34,033)          (87,440)
                                                             ---------------   ---------------   ---------------
      Investment income (loss) - net                                   2,743            28,356           (87,440)
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -            18,050                 -
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            438,880           428,611         2,112,932
      Cost of investments sold                                      (390,689)         (321,429)       (1,728,960)
                                                             ---------------   ---------------   ---------------
                                                                      48,191           107,182           383,972
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                      48,191           125,232           383,972
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                  12,275           584,177           492,288
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                               60,466           709,409           876,260
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                                   63,209           737,765           788,820
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                TEMPLETON
                                                               DEVELOPING         TEMPLETON           JANUS             JANUS
                                                                 MARKETS        GLOBAL ASSET          ASPEN             ASPEN
                                                               SECURITIES        ALLOCATION         BALANCED            FORTY
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                          $       242,745           287,432            11,513             2,369
   Mortality, expense charges and administrative charges
      (note 3)                                                       (93,925)          (38,687)           (2,447)         (136,009)
                                                             ---------------   ---------------   ---------------   ---------------
      Investment income (loss) - net                                 148,820           248,745             9,066          (133,640)
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                          1,432,212           661,977           230,834         1,218,907
      Cost of investments sold                                      (906,524)         (559,853)         (208,830)       (1,108,790)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                     525,688           102,124            22,004           110,117
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     525,688           102,124            22,004           110,117
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                               4,111,019           (55,958)            8,410         3,241,537
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                            4,636,707            46,166            30,414         3,351,654
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $     4,785,527           294,911            39,480         3,218,014
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                  JANUS
                                                                  ASPEN              MFS               MFS
                                                              INTERNATIONAL       INVESTORS          MID CAP
                                                                 GROWTH         GROWTH STOCK         GROWTH
                                                             ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                                  279,349               930                 -
   Mortality, expense charges and administrative charges
      (note 3)                                                      (122,735)           (3,628)           (4,051)
                                                             ---------------   ---------------   ---------------
      Investment income (loss) - net                                 156,614            (2,698)           (4,051)
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                          1,658,821           231,770           424,423
      Cost of investments sold                                    (1,411,797)         (211,071)         (412,369)
                                                             ---------------   ---------------   ---------------
                                                                     247,024            20,699            12,054
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     247,024            20,699            12,054
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                               6,997,316            11,920             4,197
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                            7,244,340            32,619            16,251
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                                7,400,954            29,921            12,200
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                   MFS                             OPPENHEIMER
                                                                   NEW               MFS             CAPITAL         OPPENHEIMER
                                                                DISCOVERY           VALUE         APPRECIATION       HIGH INCOME
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                          $             -            97,960            25,470           233,348
   Mortality, expense charges and administrative charges
      (note 3)                                                       (28,134)          (35,482)          (16,078)          (21,200)
                                                             ---------------   ---------------   ---------------   ---------------
      Investment income (loss) - net                                 (28,134)           62,478             9,392           212,148
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -            90,147                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            477,388           695,785         1,156,397           645,004
      Cost of investments sold                                      (452,717)         (546,447)       (1,059,834)         (650,999)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                      24,671           149,338            96,563            (5,995)
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                      24,671           239,485            96,563            (5,995)
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                 438,668           131,555            21,971          (131,566)
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                              463,339           371,040           118,534          (137,561)
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $       435,205           433,518           127,926            74,587
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                               OPPENHEIMER        PUTNAM VT         PUTNAM VT
                                                              INTERNATIONAL      GROWTH AND       INTERNATIONAL
                                                                 GROWTH            INCOME            EQUITY
                                                             ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                                   22,822             6,123            53,104
   Mortality, expense charges and administrative charges
      (note 3)                                                       (18,989)           (2,150)          (19,193)
                                                             ---------------   ---------------   ---------------
      Investment income (loss) - net                                   3,833             3,973            33,911
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            575,391            63,390           894,983
      Cost of investments sold                                      (434,811)          (51,587)         (693,721)
                                                             ---------------   ---------------   ---------------
                                                                     140,580            11,803           201,262
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     140,580            11,803           201,262
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                 437,481             7,923           217,489
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                              578,061            19,726           418,751
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                                  581,894            23,699           452,662
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                PUTNAM VT         PUTNAM VT
                                                                   NEW               NEW            PUTNAM VT      WADDELL & REED
                                                              OPPORTUNITIES         VALUE            VOYAGER          BALANCED
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                          $            84            16,736            22,207         1,830,890
   Mortality, expense charges and administrative charges
      (note 3)                                                          (509)           (8,704)          (17,617)         (727,420)
                                                             ---------------   ---------------   ---------------   ---------------
      Investment income (loss) - net                                    (425)            8,032             4,590         1,103,470
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -                 -                 -                 -
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                             79,983           736,095           679,366        12,809,772
      Cost of investments sold                                       (73,521)         (633,048)         (633,942)      (12,815,129)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                       6,462           103,047            45,424            (5,357)
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                       6,462           103,047            45,424            (5,357)
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                   6,466           (35,138)          130,940         5,284,831
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                               12,928            67,909           176,364         5,279,474
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $        12,503            75,941           180,954         6,382,944
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                               WADDELL & REED    WADDELL & REED
                                                             WADDELL & REED     INTERNATIONAL       SMALL CAP
                                                                 GROWTH             VALUE            GROWTH
                                                             ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                                    5,120         3,316,343                 -
   Mortality, expense charges and administrative charges
      (note 3)                                                      (857,639)         (780,411)         (465,168)
                                                             ---------------   ---------------   ---------------
      Investment income (loss) - net                                (852,519)        2,535,932          (465,168)
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 -        13,445,140         3,992,048
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                         15,651,796         7,794,627         8,542,962
      Cost of investments sold                                   (16,924,449)       (5,738,171)       (7,959,637)
                                                             ---------------   ---------------   ---------------
                                                                  (1,272,653)        2,056,456           583,325
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                  (1,272,653)       15,501,596         4,575,373
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                              19,818,317        (1,997,274)        6,752,978
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                           18,545,664        13,504,322        11,328,351
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                               17,693,145        16,040,254        10,863,183
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                               WADDELL & REED    WADDELL & REED
                                                             WADDELL & REED       MICRO-CAP         SMALL CAP      WADDELL & REED
                                                                  VALUE            GROWTH             VALUE          CORE EQUITY
                                                             ---------------   ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                          $     1,030,326                 -                 -            34,957
   Mortality, expense charges and administrative charges
      (note 3)                                                      (358,351)          (92,083)         (200,616)          (50,570)
                                                             ---------------   ---------------   ---------------   ---------------
      Investment income (loss) - net                                 671,975           (92,083)         (200,616)          (15,613)
                                                             ---------------   ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund         3,775,015                 -         7,049,628                 -
                                                             ---------------   ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                          6,264,273         2,667,720         2,945,092         2,434,603
      Cost of investments sold                                    (5,301,209)       (2,324,923)       (2,156,732)       (2,325,273)
                                                             ---------------   ---------------   ---------------   ---------------
                                                                     963,064           342,797           788,360           109,330
                                                             ---------------   ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                   4,738,079           342,797         7,837,988           109,330
                                                             ---------------   ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                              (2,637,580)        3,250,902        (6,035,906)          714,760
                                                             ---------------   ---------------   ---------------   ---------------

      Net gains (losses) on investments                            2,100,499         3,593,699         1,802,082           824,090
                                                             ---------------   ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                          $     2,772,474         3,501,616         1,601,466           808,477
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                             WADDELL & REED    WADDELL & REED    WADDELL & REED
                                                                  ASSET         INTERNATIONAL       SCIENCE &
                                                                STRATEGY           GROWTH          TECHNOLOGY
                                                             ---------------   ---------------   ---------------
Investment income (loss):
   Investment income distributions from underlying mutual
      fund (note 4)                                                   32,244            56,420                 -
   Mortality, expense charges and administrative charges
      (note 3)                                                        (9,336)           (8,677)           (6,895)
                                                             ---------------   ---------------   ---------------
      Investment income (loss) - net                                  22,908            47,743            (6,895)
                                                             ---------------   ---------------   ---------------

Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund           263,410                 -                 -
                                                             ---------------   ---------------   ---------------

   Realized gains (losses) on sales of investments:
      Proceeds from sales                                            344,093           337,998           314,443
      Cost of investments sold                                      (283,818)         (291,192)         (260,404)
                                                             ---------------   ---------------   ---------------
                                                                      60,275            46,806            54,039
                                                             ---------------   ---------------   ---------------
      Net realized gains (losses) on investments                     323,685            46,806            54,039
                                                             ---------------   ---------------   ---------------

   Net change in unrealized appreciation or depreciation
      of investments                                                 159,581           280,784           236,741
                                                             ---------------   ---------------   ---------------

      Net gains (losses) on investments                              483,266           327,590           290,780
                                                             ---------------   ---------------   ---------------

      Net increase (decrease) in net assets resulting from
         operations                                                  506,174           375,333           283,885
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                                  ADVANTUS          ADVANTUS          ADVANTUS
                                                                ADVANTUS            MONEY             INDEX           MORTGAGE
                                                                  BOND             MARKET              500           SECURITIES
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $      (381,893)          350,583        (1,319,251)         (276,351)
   Net realized gains (losses) on investments                        477,250                 -         2,086,340           576,573
   Net change in unrealized appreciation or depreciation
      of investments                                               1,389,176                 -         9,534,560           985,623
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                      1,484,533           350,583        10,301,649         1,285,845
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                       13,079,925        14,942,370        15,380,111         5,463,017
   Policy terminations, withdrawal payments and charges           (3,134,636)      (12,705,354)      (15,866,320)       (4,318,398)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         9,945,289         2,237,016          (486,209)        1,144,619
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                 11,429,822         2,587,599         9,815,440         2,430,464
Net assets at the beginning of year                               71,755,838        16,732,581       266,633,584        54,497,600
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $    83,185,660        19,320,180       276,449,024        56,928,064
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                ADVANTUS          ADVANTUS          ADVANTUS
                                                              INTERNATIONAL       INDEX 400        REAL ESTATE
                                                                  BOND             MID-CAP         SECURITIES
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                    (59,973)         (171,982)         (158,930)
   Net realized gains (losses) on investments                        292,304           733,910         1,456,542
   Net change in unrealized appreciation or depreciation
      of investments                                              (1,408,137)        3,342,080         2,020,792
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                     (1,175,806)        3,904,008         3,318,404
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        2,340,236         7,831,195         6,608,871
   Policy terminations, withdrawal payments and charges           (1,255,608)       (2,648,065)       (3,435,987)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         1,084,628         5,183,130         3,172,884
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                    (91,178)        9,087,138         6,491,288
Net assets at the beginning of year                               12,137,030        31,210,253        29,496,448
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                     12,045,852        40,297,391        35,987,736
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                                                    AIM V.I.
                                                                AIM V.I.                              DENT            AIM V.I.
                                                               AGGRESSIVE         AIM V.I.         DEMOGRAPHIC         PREMIER
                                                                 GROWTH           BALANCED           TRENDS            EQUITY
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $       (11,881)            6,086            (1,108)               30
   Net realized gains (losses) on investments                         48,585             2,269             5,079            35,288
   Net change in unrealized appreciation or depreciation
      of investments                                                 109,291            19,241             7,967           (13,838)
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                        145,995            27,596            11,938            21,480
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                          951,339           370,410           138,322           197,650
   Policy withdrawals and charges                                   (247,429)          (26,202)         (110,608)         (279,662)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions           703,910           344,208            27,714           (82,012)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                    849,905           371,804            39,652           (60,532)
Net assets at the beginning of year                                1,981,322           351,456           229,191           518,293
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $     2,831,227           723,260           268,843           457,761
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                AMERICAN
                                                                 CENTURY          AMERICAN          AMERICAN
                                                                 INCOME            CENTURY           CENTURY
                                                                & GROWTH            ULTRA             VALUE
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                     17,747           (69,088)            2,960
   Net realized gains (losses) on investments                         26,446           172,680           419,064
   Net change in unrealized appreciation or depreciation
      of investments                                                  87,355           395,203          (163,371)
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                        131,548           498,795           258,653
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        2,061,862         9,565,839         4,363,831
   Policy withdrawals and charges                                   (212,218)       (1,241,186)       (1,156,977)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         1,849,644         8,324,653         3,206,854
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  1,981,192         8,823,448         3,465,507
Net assets at the beginning of year                                  930,562         9,597,027         3,233,734
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                      2,911,754        18,420,475         6,699,241
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                              CREDIT SUISSE
                                                                 GLOBAL         FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
                                                                SMALL CAP        CONTRAFUND       EQUITY-INCOME        MID-CAP
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $        (9,907)         (169,933)          343,406          (182,042)
   Net realized gains (losses) on investments                        145,671           497,902         1,670,994         1,348,933
   Net change in unrealized appreciation or depreciation
      of investments                                                 164,892         6,661,723           467,347         5,034,211
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                        300,656         6,989,692         2,481,747         6,201,102
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                          879,260        12,614,247        12,412,048         8,669,523
   Policy withdrawals and charges                                   (658,150)       (1,895,931)       (2,066,241)       (2,172,264)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions           221,110        10,718,316        10,345,807         6,497,259
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                    521,766        17,708,008        12,827,554        12,698,361
Net assets at the beginning of year                                1,887,687        37,013,973        37,531,850        31,506,078
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $     2,409,453        54,721,981        50,359,404        44,204,439
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                FRANKLIN
                                                                LARGE CAP         FRANKLIN          FRANKLIN
                                                                 GROWTH         MUTUAL SHARES       SMALL-MID
                                                               SECURITIES        SECURITIES            CAP
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                      2,743            28,356           (87,440)
   Net realized gains (losses) on investments                         48,191           125,232           383,972
   Net change in unrealized appreciation or depreciation
      of investments                                                  12,275           584,177           492,288
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                         63,209           737,765           788,820
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        2,271,238         4,002,995         3,065,145
   Policy withdrawals and charges                                   (434,957)         (422,832)       (2,082,206)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         1,836,281         3,580,163           982,939
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  1,899,490         4,317,928         1,771,759
Net assets at the beginning of year                                1,641,699         4,835,693        17,128,990
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                      3,541,189         9,153,621        18,900,749
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                TEMPLETON
                                                               DEVELOPING         TEMPLETON           JANUS             JANUS
                                                                 MARKETS        GLOBAL ASSET          ASPEN             ASPEN
                                                               SECURITIES        ALLOCATION         BALANCED            FORTY
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $       148,820           248,745             9,066          (133,640)
   Net realized gains (losses) on investments                        525,688           102,124            22,004           110,117
   Net change in unrealized appreciation or depreciation
      of investments                                               4,111,019           (55,958)            8,410         3,241,537
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                      4,785,527           294,911            39,480         3,218,014
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        6,823,399         3,834,287           576,426         5,902,937
   Policy withdrawals and charges                                 (1,413,939)         (653,972)         (229,871)       (1,187,386)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         5,409,460         3,180,315           346,555         4,715,551
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                 10,194,987         3,475,226           386,035         7,933,565
Net assets at the beginning of year                               14,612,168         6,003,376           365,833        24,502,223
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $    24,807,155         9,478,602           751,868        32,435,788
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                  JANUS
                                                                  ASPEN              MFS               MFS
                                                              INTERNATIONAL       INVESTORS          MID CAP
                                                                 GROWTH         GROWTH STOCK         GROWTH
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                    156,614            (2,698)           (4,051)
   Net realized gains (losses) on investments                        247,024            20,699            12,054
   Net change in unrealized appreciation or depreciation
      of investments                                               6,997,316            11,920             4,197
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                      7,400,954            29,921            12,200
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        6,246,455           321,037           317,196
   Policy withdrawals and charges                                 (1,629,584)         (230,475)         (423,162)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         4,616,871            90,562          (105,966)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                 12,017,825           120,483           (93,766)
Net assets at the beginning of year                               21,173,506           656,928           894,843
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                     33,191,331           777,411           801,077
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                   MFS                             OPPENHEIMER
                                                                   NEW               MFS             CAPITAL         OPPENHEIMER
                                                                DISCOVERY           VALUE         APPRECIATION       HIGH INCOME
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $       (28,134)           62,478             9,392           212,148
   Net realized gains (losses) on investments                         24,671           239,485            96,563            (5,995)
   Net change in unrealized appreciation or depreciation
      of investments                                                 438,668           131,555            21,971          (131,566)
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                        435,205           433,518           127,926            74,587
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        2,880,671         4,810,811         1,062,351         2,559,598
   Policy withdrawals and charges                                   (471,441)         (690,947)       (1,150,086)         (641,540)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         2,409,230         4,119,864           (87,735)        1,918,058
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  2,844,435         4,553,382            40,191         1,992,645
Net assets at the beginning of year                                4,345,170         4,785,808         3,230,727         3,365,008
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $     7,189,605         9,339,190         3,270,918         5,357,653
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                               OPPENHEIMER        PUTNAM VT         PUTNAM VT
                                                              INTERNATIONAL      GROWTH AND       INTERNATIONAL
                                                                 GROWTH            INCOME            EQUITY
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                      3,833             3,973            33,911
   Net realized gains (losses) on investments                        140,580            11,803           201,262
   Net change in unrealized appreciation or depreciation
      of investments                                                 437,481             7,923           217,489
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                        581,894            23,699           452,662
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        1,763,194           270,554         1,368,328
   Policy withdrawals and charges                                   (570,257)          (62,737)         (887,903)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         1,192,937           207,817           480,425
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  1,774,831           231,516           933,087
Net assets at the beginning of year                                3,100,055           329,299         3,596,507
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                      4,874,886           560,815         4,529,594
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                PUTNAM VT         PUTNAM VT
                                                                   NEW               NEW            PUTNAM VT      WADDELL & REED
                                                              OPPORTUNITIES         VALUE            VOYAGER          BALANCED
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $          (425)            8,032             4,590         1,103,470
   Net realized gains (losses) on investments                          6,462           103,047            45,424            (5,357)
   Net change in unrealized appreciation or depreciation
      of investments                                                   6,466           (35,138)          130,940         5,284,831
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                         12,503            75,941           180,954         6,382,944
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                          206,804           737,735         1,401,160         4,784,101
   Policy withdrawals and charges                                    (79,775)         (734,054)         (673,310)      (12,342,875)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions           127,029             3,681           727,850        (7,558,774)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                    139,532            79,622           908,804        (1,175,830)
Net assets at the beginning of year                                   60,976         1,767,585         3,232,814       148,394,189
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $       200,508         1,847,207         4,141,618       147,218,359
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                                               WADDELL & REED    WADDELL & REED
                                                             WADDELL & REED     INTERNATIONAL       SMALL CAP
                                                                 GROWTH             VALUE            GROWTH
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                   (852,519)        2,535,932          (465,168)
   Net realized gains (losses) on investments                     (1,272,653)       15,501,596         4,575,373
   Net change in unrealized appreciation or depreciation
      of investments                                              19,818,317        (1,997,274)        6,752,978
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                     17,693,145        16,040,254        10,863,183
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments                                        7,027,591         7,011,047         4,331,844
   Policy withdrawals and charges                                (15,087,793)       (7,401,757)       (8,249,124)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions        (8,060,202)         (390,710)       (3,917,280)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  9,632,943        15,649,544         6,945,903
Net assets at the beginning of year                              173,761,982       151,477,262        91,838,802
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                    183,394,925       167,126,806        98,784,705
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                               WADDELL & REED    WADDELL & REED
                                                             WADDELL & REED       MICRO-CAP         SMALL CAP      WADDELL & REED
                                                                  VALUE            GROWTH             VALUE          CORE EQUITY
                                                             ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                            $       671,975           (92,083)         (200,616)          (15,613)
   Net realized gains (losses) on investments                      4,738,079           342,797         7,837,988           109,330
   Net change in unrealized appreciation or depreciation
      of investments                                              (2,637,580)        3,250,902        (6,035,906)          714,760
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                      2,772,474         3,501,616         1,601,466           808,477
                                                             ---------------   ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
       Policy purchase payments                                    4,332,562         1,676,886         8,330,219         1,682,050
       Policy withdrawals and charges                             (6,070,167)       (2,619,484)       (2,897,001)       (2,411,146)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions        (1,737,605)         (942,598)        5,433,218          (729,096)
                                                             ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  1,034,869         2,559,018         7,034,684            79,381
Net assets at the beginning of year                               71,928,148        18,281,451        37,551,645        10,603,056
                                                             ---------------   ---------------   ---------------   ---------------
Net assets at the end of year                                $    72,963,017        20,840,469        44,586,329        10,682,437
                                                             ===============   ===============   ===============   ===============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                             ---------------------------------------------------
                                                             WADDELL & REED    WADDELL & REED    WADDELL & REED
                                                                  ASSET         INTERNATIONAL       SCIENCE &
                                                                STRATEGY           GROWTH          TECHNOLOGY
                                                             ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                                     22,908            47,743            (6,895)
   Net realized gains (losses) on investments                        323,685            46,806            54,039
   Net change in unrealized appreciation or depreciation
      of investments                                                 159,581           280,784           236,741
                                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
   operations                                                        506,174           375,333           283,885
                                                             ---------------   ---------------   ---------------

Policy transactions (notes 2, 3, 4 and 5):
       Policy purchase payments                                    3,268,785         1,888,319         2,097,373
       Policy withdrawals and charges                               (342,932)         (336,626)         (313,072)
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets from Policy transactions         2,925,853         1,551,693         1,784,301
                                                             ---------------   ---------------   ---------------
Increase (decrease) in net assets                                  3,432,027         1,927,026         2,068,186
Net assets at the beginning of year                                  637,309           902,995           623,134
                                                             ---------------   ---------------   ---------------
Net assets at the end of year                                      4,069,336         2,830,021         2,691,320
                                                             ===============   ===============   ===============

See accompanying notes to financial statements.

                                                   Statement of Changes in Net Assets
                                                      Year Ended December 31, 2004

                                                       ADVANTUS         ADVANTUS         ADVANTUS
                                      ADVANTUS          MONEY            INDEX           MORTGAGE
                                        BOND            MARKET            500           SECURITIES
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)           62,588,922       16,732,581      232,435,871       48,444,310

Purchases at cost                      12,799,835       15,335,902       14,713,999        5,294,467
cost of sales                          (2,759,189)     (12,747,897)     (14,433,119)      (3,849,626)

 Ending cost                           72,629,568       19,320,586      232,716,751       49,889,151

 Per report                            72,629,568       19,320,586      232,716,751       49,889,151

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)           62,588,922       16,732,581      232,435,871       48,444,310
 Beginning MV (12/31/2004)             71,755,838       16,732,581      266,633,584       54,497,600
 Unrealized                             9,166,916                -       34,197,713        6,053,290

 Ending cost                           72,629,568       19,320,586      232,716,751       49,889,151
 Ending Market Value                   83,185,660       19,320,180      276,449,024       56,928,064
 Unrealized                            10,556,092             (406)      43,732,273        7,038,913

 Change in unrealized                   1,389,176             (406)       9,534,560          985,623

 per report                             1,389,176                -        9,534,560          985,623

Difference                                      -             (406)               -                -

                                      ADVANTUS         ADVANTUS        ADVANTUS
                                    INTERNATIONAL     INDEX 400       REAL ESTATE
                                        BOND           MID-CAP         SECURITIES
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)            9,169,099       24,034,456       18,820,862

Purchases at cost                       2,297,515        7,697,394        6,497,490
cost of sales                            (980,556)      (1,952,336)      (2,026,994)

 Ending cost                           10,486,058       29,779,514       23,291,358

 Per report                            10,486,058       29,779,514       23,291,358

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)            9,169,099       24,034,456       18,820,862
 Beginning MV (12/31/2004)             12,137,030       31,210,253       29,496,448
 Unrealized                             2,967,931        7,175,797       10,675,586

 Ending cost                           10,486,058       29,779,514       23,291,358
 Ending Market Value                   12,045,852       40,297,391       35,987,736
 Unrealized                             1,559,794       10,517,877       12,696,378

 Change in unrealized                  (1,408,137)       3,342,080        2,020,792

 per report                            (1,408,137)       3,342,080        2,020,792

Difference                                      -                -                -

                                                                        AIM V.I.
                                       AIM V.I.                           DENT           AIM V.I.
                                     AGGRESSIVE         AIM V.I.       DEMOGRAPHIC       PREMIER
                                       GROWTH           BALANCED         TRENDS          EQUITY
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)            1,724,777          336,822          213,994          470,711

Purchases at cost                         942,575          377,351          137,697          198,592
cost of sales                            (201,961)         (24,788)        (106,012)        (245,286)

 Ending cost                            2,465,391          689,385          245,679          424,017

 Per report                             2,465,391          689,385          245,679          424,017

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)            1,724,777          336,822          213,994          470,711
 Beginning MV (12/31/2004)              1,981,322          351,456          229,191          518,293
 Unrealized                               256,545           14,634           15,197           47,582

 Ending cost                            2,465,391          689,385          245,679          424,017
 Ending Market Value                    2,831,227          723,260          268,843          457,761
 Unrealized                               365,836           33,875           23,164           33,744

 Change in unrealized                     109,291           19,241            7,967          (13,838)

 per report                               109,291           19,241            7,967          (13,838)

Difference                                      -                -                -                -

                                     AMERICAN
                                      CENTURY          AMERICAN         AMERICAN
                                      INCOME           CENTURY          CENTURY
                                    AND GROWTH          ULTRA            VALUE
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)              848,646        8,745,697        2,948,563

Purchases at cost                       2,082,045        9,502,608        4,743,031
cost of sales                            (188,208)      (1,074,363)      (1,114,153)

 Ending cost                            2,742,483       17,173,942        6,577,441

 Per report                             2,742,483       17,173,942        6,577,441

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)              848,646        8,745,697        2,948,563
 Beginning MV (12/31/2004)                930,562        9,597,027        3,233,734
 Unrealized                                81,916          851,330          285,171

 Ending cost                            2,742,483       17,173,942        6,577,441
 Ending Market Value                    2,911,754       18,420,475        6,699,241
 Unrealized                               169,271        1,246,533          121,800

 Change in unrealized                      87,355          395,203         (163,371)

 per report                                87,355          395,203         (163,371)

Difference                                      -                -                -

                                   CREDIT SUISSE
                                      GLOBAL
                                    POST-VENTURE     FIDELITY VIP     FIDELITY VIP     FIDELITY VIP
                                      CAPITAL         CONTRAFUND      EQUITY-INCOME       MID-CAP
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)            1,561,863       29,427,716       31,671,272       21,622,583

Purchases at cost                         872,593       12,484,956       14,167,973        9,081,538
cost of sales                            (515,719)      (1,438,671)      (1,807,766)      (1,417,388)

 Ending cost                            1,918,737       40,474,001       44,031,479       29,286,733

 Per report                             1,918,737       40,474,001       44,031,479       29,286,733

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)            1,561,863       29,427,716       31,671,272       21,622,583
 Beginning MV (12/31/2004)              1,887,687       37,013,973       37,531,850       31,506,078
 Unrealized                               325,824        7,586,257        5,860,578        9,883,495

 Ending cost                            1,918,737       40,474,001       44,031,479       29,286,733
 Ending Market Value                    2,409,453       54,721,981       50,359,404       44,204,439
 Unrealized                               490,716       14,247,980        6,327,925       14,917,706

 Change in unrealized                     164,892        6,661,723          467,347        5,034,211

 per report                               164,892        6,661,723          467,347        5,034,211

Difference                                      -                -                -                -

                                     FRANKLIN
                                     LARGE CAP         FRANKLIN
                                      GROWTH         MUTUAL SHARES     FRANKLIN
                                     SECURITIES       SECURITIES       SMALL CAP
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)            1,528,391        4,343,421       13,873,420

Purchases at cost                       2,277,904        4,055,180        3,008,431
cost of sales                            (390,689)        (321,429)      (1,728,960)

 Ending cost                            3,415,606        8,077,172       15,152,891

 Per report                             3,415,606        8,077,172       15,152,891

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)            1,528,391        4,343,421       13,873,420
 Beginning MV (12/31/2004)              1,641,699        4,835,693       17,128,990
 Unrealized                               113,308          492,272        3,255,570

 Ending cost                            3,415,606        8,077,172       15,152,891
 Ending Market Value                    3,541,189        9,153,621       18,900,749
 Unrealized                               125,583        1,076,449        3,747,858

 Change in unrealized                      12,275          584,177          492,288

 per report                                12,275          584,177          492,288

Difference                                      -                -                -

                                     TEMPLETON
                                     DEVELOPING        TEMPLETON         JANUS            JANUS
                                      MARKETS        GLOBAL ASSET        ASPEN         ASPEN CAPITAL
                                     SECURITIES       ALLOCATION        BALANCED       APPRECIATION
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)           10,051,343        5,077,658          339,812       22,824,060

Purchases at cost                       6,990,492        4,091,037          586,455        5,800,818
cost of sales                            (906,524)        (559,853)        (208,830)      (1,108,790)

 Ending cost                           16,135,311        8,608,842          717,437       27,516,088

 Per report                            16,135,311        8,608,842          717,437       27,516,088

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)           10,051,343        5,077,658          339,812       22,824,060
 Beginning MV (12/31/2004)             14,612,168        6,003,376          365,833       24,502,223
 Unrealized                             4,560,825          925,718           26,021        1,678,163

 Ending cost                           16,135,311        8,608,842          717,437       27,516,088
 Ending Market Value                   24,807,155        9,478,602          751,868       32,435,788
 Unrealized                             8,671,844          869,760           34,431        4,919,700

 Change in unrealized                   4,111,019          (55,958)           8,410        3,241,537

 per report                             4,111,019          (55,958)           8,410        3,241,537

Difference                                      -                -                -                -


                                       JANUS            MFS               MFS
                                    INTERNATIONAL     INVESTORS         MID CAP
                                       GROWTH        GROWTH STOCK        GROWTH
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)           19,077,740          602,965          830,019

Purchases at cost                       6,432,306          319,634          314,406
cost of sales                          (1,411,797)        (211,071)        (412,369)

 Ending cost                           24,098,249          711,528          732,056

 Per report                            24,098,249          711,528          732,056

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)           19,077,740          602,965          830,019
 Beginning MV (12/31/2004)             21,173,506          656,928          894,843
 Unrealized                             2,095,766           53,963           64,824

 Ending cost                           24,098,249          711,528          732,056
 Ending Market Value                   33,191,331          777,411          801,077
 Unrealized                             9,093,082           65,883           69,021

 Change in unrealized                   6,997,316           11,920            4,197

 per report                             6,997,316           11,920            4,197

Difference                                      -                -                -

                                        MFS                            OPPENHEIMER
                                        NEW              MFS            CAPITAL         OPPENHEIMER
                                     DISCOVERY          VALUE         APPRECIATION      HIGH INCOME
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)            4,073,678        4,159,199        3,000,439        3,237,589

Purchases at cost                       2,858,484        4,968,274        1,078,054        2,775,210
cost of sales                            (452,717)        (546,447)      (1,059,834)        (650,999)

 Ending cost                            6,479,445        8,581,026        3,018,659        5,361,800

 Per report                             6,479,445        8,581,026        3,018,659        5,361,800

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)            4,073,678        4,159,199        3,000,439        3,237,589
 Beginning MV (12/31/2004)              4,345,170        4,785,808        3,230,727        3,365,008
 Unrealized                               271,492          626,609          230,288          127,419

 Ending cost                            6,479,445        8,581,026        3,018,659        5,361,800
 Ending Market Value                    7,189,605        9,339,190        3,270,918        5,357,653
 Unrealized                               710,160          758,164          252,259           (4,147)

 Change in unrealized                     438,668          131,555           21,971         (131,566)

 per report                               438,668          131,555           21,971         (131,566)

Difference                                      -                -                -                -

                                     OPPENHEIMER       PUTNAM VT        PUTNAM VT
                                    INTERNATIONAL     GROWTH AND      INTERNATIONAL
                                      GROWTH            INCOME           GROWTH
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)            2,648,099          295,442        3,054,989

Purchases at cost                       1,772,161          275,180        1,409,319
cost of sales                            (434,811)         (51,587)        (693,721)

 Ending cost                            3,985,449          519,035        3,770,587

 Per report                             3,985,449          519,035        3,770,587

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)            2,648,099          295,442        3,054,989
 Beginning MV (12/31/2004)              3,100,055          329,299        3,596,507
 Unrealized                               451,956           33,857          541,518

 Ending cost                            3,985,449          519,035        3,770,587
 Ending Market Value                    4,874,886          560,815        4,529,594
 Unrealized                               889,437           41,780          759,007

 Change in unrealized                     437,481            7,923          217,489

 per report                               437,481            7,923          217,489

Difference                                      -                -                -

                                     PUTNAM VT        PUTNAM VT
                                        NEW              NEW           PUTNAM VT      WADDELL & REED
                                   OPPORTUNITIES        VALUE           VOYAGER          BALANCED
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)               55,542        1,573,584        3,014,903      149,720,036

Purchases at cost                         206,587          747,808        1,411,806        6,354,468
cost of sales                             (73,521)        (633,048)        (633,942)     (12,815,129)

 Ending cost                              188,608        1,688,344        3,792,767      143,259,375

 Per report                               188,608        1,688,344        3,792,767      143,259,375

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)               55,542        1,573,584        3,014,903      149,720,036
 Beginning MV (12/31/2004)                 60,976        1,767,585        3,232,814      148,394,189
 Unrealized                                 5,434          194,001          217,911       (1,325,847)

 Ending cost                              188,608        1,688,344        3,792,767      143,259,375
 Ending Market Value                      200,508        1,847,207        4,141,618      147,218,359
 Unrealized                                11,900          158,863          348,851        3,958,984

 Change in unrealized                       6,466          (35,138)         130,940        5,284,831

 per report                                 6,466          (35,138)         130,940        5,284,831

Difference                                      -                -                -                -

                                                    WADDELL & REED   WADDELL & REED
                                   WADDELL & REED    INTERNATIONAL     SMALL CAP
                                       GROWTH             II             GROWTH
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)          189,575,381      116,227,445       87,932,182

Purchases at cost                       6,739,075       23,384,989        8,152,562
cost of sales                         (16,924,449)      (5,738,171)      (7,959,637)

 Ending cost                          179,390,007      133,874,263       88,125,107

 Per report                           179,390,007      133,874,263       88,125,107

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)          189,575,381      116,227,445       87,932,182
 Beginning MV (12/31/2004)            173,761,982      151,477,262       91,838,802
 Unrealized                           (15,813,399)      35,249,817        3,906,620

 Ending cost                          179,390,007      133,874,263       88,125,107
 Ending Market Value                  183,394,925      167,126,806       98,784,705
 Unrealized                             4,004,918       33,252,543       10,659,598

 Change in unrealized                  19,818,317       (1,997,274)       6,752,978

 per report                            19,818,317       (1,997,274)       6,752,978

Difference                                      -                -                -

                                                    WADDELL & REED   WADDELL & REED
                                   WADDELL & REED      MICRO-CAP        SMALL CAP     WADDELL & REED
                                       VALUE            GROWTH            VALUE         CORE EQUITY
                                   --------------   --------------   --------------   --------------
 Beginning Cost (12/31/2004)           62,003,217       16,525,193       28,608,860       10,229,137

Purchases at cost                       8,973,658        1,633,039       15,227,322        1,689,894
cost of sales                          (5,301,209)      (2,324,923)      (2,156,732)      (2,325,273)

 Ending cost                           65,675,666       15,833,309       41,679,450        9,593,758

 Per report                            65,675,666       15,833,309       41,679,450        9,593,758

 Difference                                     -                -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)           62,003,217       16,525,193       28,608,860       10,229,137
 Beginning MV (12/31/2004)             71,928,148       18,281,451       37,551,645       10,603,056
 Unrealized                             9,924,931        1,756,258        8,942,785          373,919

 Ending cost                           65,675,666       15,833,309       41,679,450        9,593,758
 Ending Market Value                   72,963,017       20,840,469       44,586,329       10,682,437
 Unrealized                             7,287,351        5,007,160        2,906,879        1,088,679

 Change in unrealized                  (2,637,580)       3,250,902       (6,035,906)         714,760

 per report                            (2,637,580)       3,250,902       (6,035,906)         714,760

Difference                                      -                -                -                -

                                   WADDELL & REED                    WADDELL & REED
                                       ASSET        WADDELL & REED     SCIENCE &
                                     STRATEGY        INTERNATIONAL     TECHNOLOGY
                                   --------------   --------------   --------------
 Beginning Cost (12/31/2004)              594,489          805,294          549,724

Purchases at cost                       3,556,264        1,937,434        2,091,849
cost of sales                            (283,818)        (291,192)        (260,404)

 Ending cost                            3,866,935        2,451,536        2,381,169

 Per report                             3,866,935        2,451,536        2,381,169

 Difference                                     -                -                -

 Cost Adjustment

 Beginning Cost (12/31/2004)              594,489          805,294          549,724
 Beginning MV (12/31/2004)                637,309          902,995          623,134
 Unrealized                                42,820           97,701           73,410

 Ending cost                            3,866,935        2,451,536        2,381,169
 Ending Market Value                    4,069,336        2,830,021        2,691,320
 Unrealized                               202,401          378,485          310,151

 Change in unrealized                     159,581          280,784          236,741

 per report                               159,581          280,784          236,741

Difference                                      -                -                -

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(1)  ORGANIZATION

The Minnesota Life Variable Life Account (the Account) was established on October 21, 1985 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently four types of variable life policies each consisting of forty-nine segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include four types of variable life policies, Variable Adjustable Life, Variable Adjustable Life Second Death, Variable Adjustable Life Horizon and Variable Adjustable Life Summit offered by the Account.

The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

Variable Life policy owners allocate their purchase payments to one or more of the forty-nine segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., Credit Suisse Trust, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Putnam Variable Trust, and Waddell & Reed Target Funds, Inc., (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Payments allocated to the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, AIM V.I. Aggressive Growth, AIM V.I. Balanced, AIM V.I. Dent Demographics Trends, AIM V.I. Premier Equity, American Century Income & Growth, American Century Ultra, American Century Value, Credit Suisse Global Small Cap, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Fidelity VIP Mid-Cap, Franklin Large Cap Growth Securities, Franklin Mutual Shares Securities, Franklin Small-Mid Cap, Templeton Developing Markets Securities, Templeton Global Asset Allocation, Janus Aspen Balanced, Janus Aspen Forty, Janus Aspen International Growth, MFS Investors Growth Stock, MFS Mid Cap Growth, MFS New Discovery, MFS Value, Oppenheimer Capital Appreciation, Oppenheimer High Income, Oppenheimer International Growth, Putnam VT Growth and Income, Putnam VT International Equity, Putnam VT New Opportunities, Putnam VT New Value, Putnam VT Voyager, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, Waddell & Reed Core Equity, Waddell & Reed Asset Strategy, Waddell & Reed International Growth, and

Waddell & Reed Science and Technology segregated sub-accounts are invested in shares of the Bond, Money Market, Index 500, Mortgage Securities, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios of the Advantus Series Fund, Inc.; Series II shares of Aggressive Growth, Balanced,. Dent Demographic Trends Fund, and Premier Equity Funds of the AIM Variable Insurance Funds; Class II shares of Income and Growth, Ultra, and Value Funds of the American Century Variable Portfolios, Inc.; Global Post-Venture Capital Portfolio of Credit Suisse Trust; Service Class 2 shares of Contrafund, Equity Income, and Mid Cap Portfolios of Fidelity Variable Insurance Products Funds; Class 2 shares of Large Cap Growth Securities, Mutual Shares Securities, Small-Mid Cap, Developing Markets Securities, and Global Asset Allocation Funds of Franklin Templeton Variable Insurance Products Trust; Service shares of Balanced, Forty, and International Growth Portfolios of Janus Aspen Series; Service shares of Investors Growth Stock, Mid Cap Growth, New Discovery, and Value Series of MFS Variable Insurance Trust; Service shares of Capital Appreciation and High Income Funds of Oppenheimer Variable Account Funds; Service shares of International Growth Fund of Panorama Series Fund, Inc.; IB shares of Growth and Income, International Equity, New Opportunities, New Value, and Voyager Funds of Putnam Variable Trust; Balanced, Growth, International Value, Small Cap Growth, Value, Micro-Cap Growth, Small Cap Value, Core Equity, Asset Strategy, International Growth, and Science & Technology Portfolios of the Waddell & Reed Target Funds, Inc., respectively.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the

Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawal.

INVESTMENTS

For the year ended December 31, 2005, several Portfolios changed their name as summarized in the following table:

CURRENT PORTFOLIO                                    PRIOR PORTFOLIO NAME
---------------------------------------------        ----------------------------------------------
Credit Suisse Global Small Cap Fund                  Credit Suisse Global Post Venture Capital Fund
Franklin Small-Mid Cap Growth Fund                   Franklin Small Cap Growth Fund
Janus Aspen Forty Portfolio                          Janus Aspen Capital Appreciation Portfolio
Waddell & Reed International Value Portfolio         Waddell & Reed International II Portfolio
Waddell & Reed International Growth Portfolio        Waddell & Reed International Portfolio

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

A basic sales load of up to 7 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. A first year sales load not to exceed 44 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $31,961,468 and $31,016,224, respectively.

An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1,000 face amount of insurance for Variable Adjustable Life policies and $10 per $1,000 face amount of insurance for Variable Adjustable Life Second Death policies. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $6,438,411 and $6,944,713, respectively.

A premium tax charge in the amount of 2.5 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. Premium taxes are paid to state and local governments. Total premium tax charges for the years ended December 31, 2005 and 2004 amounted to $5,936,185 and $6,268,331, respectively.

A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $2,814,305 and $2,978,788, respectively.

A federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2005 and 2004 amounted to $448,271 and $468,983, respectively.

In addition to deductions from premium payments, cash value charges (which may include an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks), if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $95 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Life Second Death policy. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month.

The following charges are associated with Variable Adjustable Life Horizon. An additional face amount charge not to exceed $5 per thousand is charged for first-year base premiums. A premium charge of 6 percent is charged on all non-repeating premiums. In addition, against the cash value of a Policy, Minnesota Life deducts a monthly policy charge of $8 plus 2 cents per thousand of the face amount. The monthly policy charge cannot exceed $10 plus 3 cents per thousand of the face amount.

See the table on the following page for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

To the extent the Account invests in the Advantus Series Fund, Inc. , the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. Each Portfolio pays an annual fee equal to 0.02 % of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The total of cash value charges for the years ended December 31, 2005 and 2004 for each segregated sub-account are as follows:

                                               2005            2004
                                           -------------   -------------
Advantus Bond                              $   4,824,536   $   4,459,500
Advantus Money Market                          1,659,677       1,741,741
Advantus Index 500                            13,583,669      14,408,176
Advantus Mortgage Securities                   3,635,161       3,841,798
Advantus International Bond                      803,538         831,533
Advantus Index 400 Mid-Cap                     2,115,504       1,687,991
Advantus Real Estate Securities                1,869,634       1,383,273
AIM V.I. Aggressive Growth                       164,997         132,976
AIM V.I. Balanced                                 59,936          49,902
AIM V.I. Dent Demographics Trends                 16,541          15,370
AIM V.I. Premier Equity                           38,797          29,020
American Century Income & Growth                 139,221          61,619
American Century Ultra                         1,550,221         625,472
American Century Value                           355,824         124,026
Credit Suisse Small Cap                          128,312         130,421
Fidelity VIP Contrafund                        2,592,516       2,215,821
Fidelity VIP Equity-Income                     3,571,519       2,591,839
Fidelity VIP Mid-Cap                           2,142,949       1,736,560
Franklin Large Cap Growth Securities             198,675          81,741
Franklin Mutual Shares Securities                388,802         207,462
Franklin Small Cap                             1,202,008       1,207,380
Templeton Developing Markets Securities        1,076,792         829,514
Templeton Global Asset Allocation                518,491         358,322
Janus Aspen Balanced                              42,796          37,420
Janus Aspen Forty                              1,751,880       1,755,784
Janus Aspen International Growth               1,835,335       1,559,663
MFS Investors Growth Stock                        60,793          53,360
MFS Mid Cap Growth                                59,300          57,212
MFS New Discovery                                544,385         327,539
MFS Value                                        409,418         253,875
Oppenheimer Capital Appreciation                 245,397         166,784
Oppenheimer High Income                          364,676         179,718
Oppenheimer International Growth                 233,810         144,529
Putnam VT Growth and Income                       38,403          28,355
Putnam VT International Equity                   368,219         288,618
Putnam VT New Opportunities                       12,091          11,344
Putnam VT New Value                               93,240          52,412
Putnam VT Voyager                                221,920         291,709
Waddell & Reed Balanced                        7,545,454       8,302,095
Waddell & Reed Growth                          9,579,830      10,818,869
Waddell & Reed International Value             7,796,061       7,483,504
Waddell & Reed Small Cap Growth                4,822,685       5,207,285
Waddell & Reed Value                           3,910,324       4,296,206
Waddell & Reed Micro-Cap Growth                1,135,064       1,274,590
Waddell & Reed Small Cap Value                 2,348,872       2,039,270
Waddell & Reed Core Equity                       575,132         659,997
Waddell & Reed Asset Strategy                    103,345          27,117
Waddell & Reed International Growth              102,578          42,363
Waddell & Reed Science & Technology               91,029          28,948

(4) The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the year ended December 31, 2005:

     Advantus Bond                              $  12,799,835
     Advantus Money Market                         15,335,902
     Advantus Index 500                            14,713,999
     Advantus Mortgage Securities                   5,294,467
     Advantus International Bond                    2,297,515
     Advantus Index 400 Mid-Cap                     7,697,394
     Advantus Real Estate Securities                6,497,490
     AIM V.I. Aggressive Growth                       942,575
     AIM V.I. Balanced                                377,351
     AIM V.I. Dent Demographic Trends                 137,697
     AIM V.I. Premier Equity                          198,592
     American Century Income and Growth             2,082,045
     American Century Ultra                         9,502,608
     American Century Value                         4,743,031
     Credit Suisse Global Small Cap                   872,593
     Fidelity VIP Contrafund                       12,484,956
     Fidelity VIP Equity-Income                    14,167,973
     Fidelity VIP Mid-Cap                           9,081,538
     Franklin Large Cap Growth Securities           2,277,904
     Franklin Mutual Shares Securities              4,055,180
     Franklin Small-Mid Cap                         3,008,431
     Templeton Developing Markets Securities        6,990,492
     Templeton Global Asset Allocation              4,091,037
     Janus Aspen Balanced                             586,455
     Janus Aspen Forty                              5,800,818
     Janus Aspen International Growth               6,432,306
     MFS Investors Growth Stock                       319,634
     MFS Mid Cap Growth                               314,406
     MFS New Discovery                              2,858,484
     MFS Value                                      4,968,274
     Oppenheimer Capital Appreciation               1,078,054
     Oppenheimer High Income                        2,775,210
     Oppenheimer International Growth               1,772,161
     Putnam VT Growth and Income                      275,180
     Putnam VT International Equity                 1,409,319
     Putnam VT New Opportunities                      206,587
     Putnam VT New Value                              747,808
     Putnam VT Voyager                              1,411,806
     Waddell & Reed Balanced                        6,354,468
     Waddell & Reed Growth                          6,739,075
     Waddell & Reed International Value            23,384,989
     Waddell & Reed Small Cap Growth                8,152,562
     Waddell & Reed Value                           8,973,658
     Waddell & Reed Micro-Cap Growth                1,633,039
     Waddell & Reed Small Cap Value                15,227,322
     Waddell & Reed Core Equity                     1,689,894
     Waddell & Reed Asset Strategy                  3,556,264
     Waddell & Reed International Growth            1,937,434
     Waddell & Reed Science & Technology            2,091,849

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2005 and 2004 were as follows:

                                                                            SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                    ADVANTUS         ADVANTUS         ADVANTUS         ADVANTUS
                                                   ADVANTUS          MONEY            INDEX           MORTGAGE       INTERNATIONAL
                                                     BOND            MARKET            500           SECURITIES          BOND
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                21,526,597        9,247,137       51,279,532       14,511,424        6,784,841
      Contract purchase
          payments                                   2,561,725        4,793,719        4,194,370        1,819,792        1,579,404
      Contract terminations, withdrawal
          payments and charges                      (1,306,919)      (5,619,715)      (2,212,057)        (925,220)        (659,538)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                22,781,403        8,421,141       53,261,845       15,405,996        7,704,707
      Contract purchase
          payments                                   4,112,735        7,472,134        3,074,888        1,521,653        1,567,399
      Contract terminations, withdrawal
          payments and charges                        (984,753)      (6,354,244)      (3,192,880)      (1,206,991)        (835,526)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               25,909,385        9,539,031       53,143,853       15,720,658        8,436,580
                                                ==============   ==============   ==============   ==============   ==============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                                                                      AIM V.I.
                                                   ADVANTUS         ADVANTUS         AIM V.I.                           DENT
                                                   INDEX 400       REAL ESTATE      AGGRESSIVE        AIM V.I.       DEMOGRAPHIC
                                                    MID-CAP        SECURITIES         GROWTH          BALANCED         TRENDS
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                14,978,873        8,958,862          868,902          145,886           91,772
      Contract purchase
          payments                                   3,722,356        4,448,831          698,175          250,444          143,699
      Contract terminations, withdrawal
          payments and charges                      (1,387,081)        (603,473)        (133,980)        (105,135)         (65,944)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                17,314,148       12,804,220        1,433,097          291,195          169,527
      Contract purchase
          payments                                   4,172,623        2,816,248          698,103          303,955          101,436
      Contract terminations, withdrawal
          payments and charges                      (1,419,692)      (1,487,047)        (180,921)         (21,591)         (82,553)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               20,067,079       14,133,421        1,950,279          573,559          188,410
                                                ==============   ==============   ==============   ==============   ==============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                                     AMERICAN
                                                    AIM V.I.          CENTURY         AMERICAN         AMERICAN       CREDIT SUISSE
                                                    PREMIER           INCOME           CENTURY          CENTURY           GLOBAL
                                                    EQUITY          AND GROWTH         ULTRA            VALUE           SMALL CAP
                                                --------------   --------------   --------------   --------------   ---------------
Units outstanding at
   December 31, 2003                                   235,798          262,154        2,077,557          536,370        2,713,393
      Contract purchase
          payments                                     199,898          556,020        5,403,193        1,941,455        1,299,719
      Contract terminations, withdrawal
          payments and charges                         (19,168)        (150,181)        (128,801)        (203,066)        (912,381)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                   416,528          667,993        7,351,949        2,274,759        3,100,731
      Contract purchase
          payments                                     159,689        1,493,379        7,528,296        3,056,532        1,351,610
      Contract terminations, withdrawal
          payments and charges                        (225,313)        (151,524)        (973,002)        (814,408)      (1,027,645)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                                  350,904        2,009,848       13,907,243        4,516,883        3,424,696
                                                ==============   ==============   ==============   ==============   ==============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                                                      FRANKLIN
                                                                                                      LARGE CAP       FRANKLIN
                                                 FIDELITY VIP     FIDELITY VIP     FIDELITY VIP        GROWTH       MUTUAL SHARES
                                                  CONTRAFUND     EQUITY-INCOME       MID-CAP         SECURITIES       SECURITIES
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                26,273,972       21,359,239       13,155,189          535,873        1,080,313
      Contract purchase
          payments                                   8,506,667        9,782,777        4,223,154          962,366        2,590,307
      Contract terminations, withdrawal
          payments and charges                        (738,190)      (1,197,574)        (533,876)        (235,807)         (95,198)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                34,042,449       29,944,442       16,844,467        1,262,432        3,575,422
      Contract purchase
          payments                                  10,997,144        9,946,896        4,409,116        1,782,744        2,872,123
      Contract terminations, withdrawal
          payments and charges                      (1,677,698)      (1,642,315)      (1,127,782)        (337,105)        (295,041)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               43,361,895       38,249,023       20,125,801        2,708,071        6,152,504
                                                ==============   ==============   ==============   ==============   ==============

                                                                           SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                   TEMPLETON
                                                   FRANKLIN        DEVELOPING       TEMPLETON          JANUS            JANUS
                                                   SMALL-MID         MARKETS       GLOBAL ASSET        ASPEN            ASPEN
                                                      CAP          SECURITIES       ALLOCATION        BALANCED          FORTY
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                18,195,312        8,876,046        2,407,920          206,598       32,140,569
      Contract purchase
          payments                                   5,773,416        2,025,417        2,518,888          156,361        4,092,453
      Contract terminations, withdrawal
          payments and charges                      (1,393,344)      (1,294,926)        (291,921)         (54,312)      (3,761,220)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                22,575,384        9,606,537        4,634,887          308,647       32,471,802
      Contract purchase
          payments                                   4,167,751        4,137,906        2,974,557          474,912        7,444,640
      Contract terminations, withdrawal
          payments and charges                      (2,851,738)        (881,755)        (507,349)        (191,412)      (1,535,058)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               23,891,397       12,862,688        7,102,095          592,147       38,381,384
                                                ==============   ==============   ==============   ==============   ==============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                     JANUS
                                                     ASPEN             MFS             MFS              MFS
                                                 INTERNATIONAL      INVESTORS        MID CAP            NEW              MFS
                                                    GROWTH        GROWTH STOCK       GROWTH          DISCOVERY          VALUE
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                27,451,326          386,383          240,163        1,238,069        1,429,045
      Contract purchase
          payments                                   3,997,885          326,161          915,139        2,422,407        2,090,315
      Contract terminations, withdrawal
          payments and charges                      (2,869,087)        (188,000)        (542,049)        (454,244)        (117,433)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                28,580,124          524,544          613,253        3,206,232        3,401,927
      Contract purchase
          payments                                   7,617,148          262,593          225,948        2,224,061        3,349,905
      Contract terminations, withdrawal
          payments and charges                      (2,071,379)        (188,585)        (302,791)        (354,041)        (485,229)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               34,125,893          598,552          536,410        5,076,252        6,266,603
                                                ==============   ==============   ==============   ==============   ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                 OPPENHEIMER                        OPPENHEIMER      PUTNAM VT         PUTNAM VT
                                                   CAPITAL        OPPENHEIMER      INTERNATIONAL     GROWTH AND      INTERNATIONAL
                                                 APPRECIATION     HIGH INCOME         GROWTH           INCOME           EQUITY
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                   869,296        1,272,949          811,366          120,555        1,229,135
      Contract purchase
          payments                                   1,765,828        2,066,482        1,217,869          155,695        1,527,854
      Contract terminations, withdrawal
          payments and charges                        (178,155)        (547,590)        (235,924)         (35,867)        (319,696)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                 2,456,969        2,791,841        1,793,311          240,383        2,437,293
      Contract purchase
          payments                                     813,974        2,122,447          986,817          196,080          909,216
      Contract terminations, withdrawal
          payments and charges                        (886,891)        (534,792)        (314,620)         (45,467)        (596,911)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                                2,384,052        4,379,496        2,465,508          390,996        2,749,598
                                                ==============   ==============   ==============   ==============   ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                   PUTNAM VT        PUTNAM VT
                                                      NEW             NEW            PUTNAM VT     WADDELL & REED   WADDELL & REED
                                                 OPPORTUNITIES       VALUE            VOYAGER         BALANCED          GROWTH
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                    48,692          450,508        1,336,458       41,613,113       56,365,538
      Contract purchase
          payments                                      95,071          921,743        1,460,940        1,600,959        2,417,027
      Contract terminations, withdrawal
          payments and charges                         (98,956)        (186,930)        (180,570)      (3,576,421)      (4,259,235)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                    44,807        1,185,321        2,616,828       39,637,651       54,523,330
      Contract purchase
          payments                                     148,171          492,113        1,134,139        1,268,231        2,161,005
      Contract terminations, withdrawal
          payments and charges                         (58,362)        (501,805)        (563,197)      (3,272,775)      (4,689,305)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                                  134,616        1,175,629        3,187,770       37,633,107       51,995,030
                                                ==============   ==============   ==============   ==============   ==============

                                                                             SEGREGATED SUB-ACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                WADDELL & REED   WADDELL & REED                    WADDELL & REED   WADDELL & REED
                                                 INTERNATIONAL      SMALL CAP     WADDELL & REED     MICRO-CAP         SMALL CAP
                                                    VALUE            GROWTH           VALUE            GROWTH            VALUE
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                46,446,991       42,339,173       32,035,827       11,593,220       20,044,359
      Contract purchase
          payments                                   2,259,821        2,352,823        1,820,889        1,616,767        4,081,350
      Contract terminations, withdrawal
          payments and charges                      (2,838,308)      (3,889,570)      (2,644,092)      (2,257,222)      (1,450,497)
                                                --------------   --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                45,868,504       40,802,426       31,212,624       10,952,765       22,675,212
      Contract purchase
          payments                                   2,060,313        1,840,529        1,861,054          941,706        5,070,877
      Contract terminations, withdrawal
          payments and charges                      (2,176,120)      (3,569,013)      (2,601,425)      (1,512,493)      (1,766,138)
                                                --------------   --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               45,752,697       39,073,942       30,472,253       10,381,978       25,979,951
                                                ==============   ==============   ==============   ==============   ==============

                                                                     SEGREGATED SUB-ACCOUNTS
                                                -----------------------------------------------------------------
                                                                 WADDELL & REED   WADDELL & REED   WADDELL & REED
                                                WADDELL & REED       ASSET         INTERNATIONAL     SCIENCE &
                                                  CORE EQUITY       STRATEGY          GROWTH         TECHNOLOGY
                                                --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003                                12,202,246           61,138          210,607           93,863
      Contract purchase
          payments                                   1,589,475          530,164          962,695          737,998
      Contract terminations, withdrawal
          payments and charges                      (2,078,404)         (57,767)        (468,740)        (343,010)
                                                --------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2004                                11,713,317          533,535          704,562          488,851
      Contract purchase
          payments                                   1,808,499        2,484,732        1,461,062        1,552,294
      Contract terminations, withdrawal
          payments and charges                      (2,641,667)        (263,248)        (260,271)        (231,342)
                                                --------------   --------------   --------------   --------------
 Units outstanding at
    December 31, 2005                               10,880,149        2,755,019        1,905,353        1,809,803
                                                ==============   ==============   ==============   ==============

(6)  FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total returns for variable life policies for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 is as follows:

                                             AT DECEMBER 31                       FOR THE YEARS ENDED DECEMBER 31
                                ----------------------------------------  -------------------------------------------------
                                   UNITS                                   INVESTMENT
                                OUTSTANDING  UNIT FAIR VALUE  NET ASSETS  INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                -----------  --------------- -----------  -------------   ---------------   ---------------
Advantus Bond
  2005                           25,909,385             3.21  83,185,660           0.00%             0.50%             1.93%
  2004                           22,781,403             3.15  71,755,838           0.00%             0.50%             4.45%
  2003                           21,526,597             3.02  64,912,460           0.00%             0.50%             4.83%
  2002                           20,565,466             2.88  59,156,158           0.00%             0.50%             9.95%
  2001                           18,422,198             2.62  48,199,915          11.15%             0.50%             7.36%

Advantus Money Market
  2005                            9,539,031             2.03  19,320,180           2.43%             0.50%             1.94%
  2004                            8,421,141             1.99  16,732,581           0.75%             0.50%             0.25%
  2003                            9,247,137             1.98  18,328,561           0.62%             0.50%             0.11%
  2002                           12,693,008             1.98  25,130,135           1.26%             0.50%             0.78%
  2001                            9,674,106             1.96  19,005,982           3.72%             0.50%             3.27%

Advantus Index 500
  2005                           53,143,853             5.20 276,449,024           0.00%             0.50%             3.91%
  2004                           53,261,845             5.01 266,633,584           0.00%             0.50%             9.84%
  2003                           51,279,532             4.56 233,704,567           0.00%             0.50%            27.41%
  2002                           45,940,654             3.58 164,331,526           0.00%             0.50%           -22.75%
  2001                           42,856,025             4.63 198,433,249           1.01%             0.50%           -12.69%

Advantus Mortgage Securities
  2005                           15,720,658             3.62  56,928,064           0.00%             0.50%             2.37%
  2004                           15,405,996             3.54  54,497,600           0.00%             0.50%             4.29%
  2003                           14,511,424             3.39  49,223,053           0.00%             0.50%             3.64%
  2002                           13,407,079             3.27  43,878,832           0.06%             0.50%             9.11%
  2001                           10,233,221             3.00  30,708,062          12.24%             0.50%             8.43%

Advantus International Bond
  2005                            8,436,580             1.43  12,045,852           0.00%             0.50%            -9.36%
  2004                            7,704,707             1.58  12,137,030           0.00%             0.50%            10.88%
  2003                            6,784,841             1.42   9,639,586           0.00%             0.50%            19.65%
  2002                            5,388,668             1.19   6,398,401           0.25%             0.50%            17.35%
  2001                            3,763,791             1.01   3,812,011           1.28%             0.50%            -2.00%

Advantus Index 400 Mid-Cap
  2005                           20,067,079             2.01  40,297,391           0.00%             0.50%            11.40%
  2004                           17,314,148             1.80  31,210,253           0.00%             0.50%            15.15%
  2003                           14,978,873             1.57  23,447,795           0.00%             0.50%            33.92%
  2002                           12,100,332             1.17  14,144,300           0.00%             0.50%           -15.46%
  2001                            9,183,344             1.38  12,697,653           1.07%             0.50%            -1.56%

Advantus Real Estate
 Securities
  2005                           14,133,421             2.55  35,987,736           0.00%             0.50%            10.53%
  2004                           12,804,220             2.30  29,496,448           0.00%             0.50%            34.85%
  2003                            8,958,862             1.71  15,304,774           0.00%             0.50%            41.50%
  2002                            6,543,375             1.21   7,899,437           0.02%             0.50%             6.43%
  2001                            2,873,626             1.13   3,259,285           4.28%             0.50%             9.49%

AIM V.I. Aggressive Growth
  2005                            1,950,279             1.45   2,831,227           0.00%             0.50%             5.00%
  2004                            1,433,097             1.38   1,981,322           0.00%             0.50%            10.91%
  2003 (a)                          868,902             1.25   1,083,101           0.00%             0.50%            24.65%

AIM V.I. Balanced
  2005                              573,559             1.26     723,260           1.79%             0.50%             4.48%
  2004                              291,195             1.21     351,456           1.74%             0.50%             6.71%
  2003 (a)                          145,886             1.13     165,008           3.84%             0.50%            13.10%

AIM V.I. Dent Demographic
 Trends
  2005                              188,410             1.43     268,843           0.00%             0.50%             5.54%
  2004                              169,527             1.35     229,191           0.00%             0.50%             7.36%
  2003 (a)                           91,772             1.26     115,564           0.00%             0.50%            25.92%

                                             AT DECEMBER 31                       FOR THE YEARS ENDED DECEMBER 31
                                ----------------------------------------  -------------------------------------------------
                                   UNITS                                   INVESTMENT
                                OUTSTANDING  UNIT FAIR VALUE  NET ASSETS  INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                -----------  ---------------  ----------  -------------   ---------------   ---------------
AIM V.I. Premier Equity
  2005                              350,904             1.30     457,761           0.50%             0.50%             4.84%
  2004                              416,528             1.24     518,293           0.45%             0.50%             4.97%
  2003 (a)                          235,798             1.19     279,528           0.38%             0.50%            18.54%

American Century Income and
 Growth
  2005                            2,009,848             1.45   2,911,754           1.28%             0.50%             4.00%
  2004                              667,993             1.39     930,562           0.81%             0.50%            12.01%
  2003 (a)                          262,154             1.24     326,036           0.00%             0.50%            24.36%

American Century Ultra
  2005                           13,907,243             1.32  18,420,475           0.00%             0.50%             1.47%
  2004                            7,351,949             1.31   9,597,027           0.00%             0.50%            10.04%
  2003 (a)                        2,077,557             1.19   2,464,606           0.00%             0.50%            18.63%

American Century Value
  2005                            4,516,883             1.48   6,699,241           0.56%             0.50%             4.33%
  2004                            2,274,759             1.42   3,233,734           0.52%             0.50%            13.60%
  2003 (a)                          536,370             1.25     671,196           0.00%             0.50%            25.13%

Credit Suisse Global Small
 Cap
  2005                            3,424,696             0.70   2,409,453           0.00%             0.50%            15.57%
  2004                            3,100,731             0.61   1,887,687           0.00%             0.50%            17.40%
  2003                            2,713,393             0.52   1,407,038           0.00%             0.50%            46.92%
  2002                            2,099,443             0.35     740,973           0.00%             0.50%           -34.49%
  2001                            1,646,164             0.54     886,810           0.00%             0.50%           -28.99%

Fidelity VIP Contrafund
  2005                           43,361,895             1.26  54,721,981           0.11%             0.50%            16.07%
  2004                           34,042,449             1.09  37,013,973           0.19%             0.50%            14.59%
  2003                           26,273,972             0.95  24,931,097           0.31%             0.50%            27.56%
  2002                           26,787,135             0.74  19,926,546           0.55%             0.50%           -10.06%
  2001                           14,805,889             0.83  12,245,077           0.57%             0.50%           -12.91%

Fidelity VIP Equity-Income
  2005                           38,249,023             1.32  50,359,404           1.29%             0.50%             5.05%
  2004                           29,944,442             1.25  37,531,850           1.22%             0.50%            10.68%
  2003                           21,359,239             1.13  24,188,307           1.36%             0.50%            29.38%
  2002                           14,130,074             0.88  12,367,782           3.29%             0.50%           -17.57%
  2001                            8,892,303             1.06   9,441,794           0.89%             0.50%            -5.70%

Fidelity VIP Mid-Cap
  2005                           20,125,801             2.20  44,204,439           0.00%             0.50%            17.43%
  2004                           16,844,467             1.87  31,506,078           0.00%             0.50%            24.03%
  2003                           13,155,189             1.51  19,837,629           0.24%             0.50%            37.56%
  2002                           10,480,433             1.10  11,488,617           0.00%             0.50%           -10.47%
  2001                            7,981,235             1.22   9,772,447           0.00%             0.50%            -4.00%

Franklin Large Cap Growth
 Securities
  2005                            2,708,071             1.31   3,541,189           0.59%             0.50%             0.56%
  2004                            1,262,432             1.30   1,641,699           0.45%             0.50%             7.40%
  2003 (a)                          535,873             1.21     648,889           0.30%             0.50%            21.08%

Franklin Mutual Shares
 Securities
  2005                            6,152,504             1.49   9,153,621           1.18%             0.50%            10.00%
  2004                            3,575,422             1.35   4,835,693           0.70%             0.50%            12.07%
  2003 (a)                        1,080,313             1.21   1,303,765           0.52%             0.50%            20.68%

Franklin Small-Mid Cap
  2005                           23,891,397             0.79  18,900,749           0.00%             0.50%             4.26%
  2004                           22,575,384             0.76  17,128,990           0.00%             0.50%            10.92%
  2003                           18,195,312             0.68  12,446,579           0.00%             0.50%            36.56%
  2002                           11,455,017             0.50   5,737,923           0.24%             0.50%           -29.04%
  2001                            5,985,912             0.71   4,225,431           0.37%             0.50%           -15.67%

Templeton Developing Markets
 Securities
  2005                           12,862,688             1.93  24,807,155           1.29%             0.50%            26.79%
  2004                            9,606,537             1.52  14,612,168           1.81%             0.50%            24.09%
  2003                            8,876,046             1.23  10,880,089           1.16%             0.50%            52.23%
  2002                            7,896,110             0.81   6,358,050           1.43%             0.50%            -0.64%
  2001                            6,558,923             0.81   5,315,587           0.84%             0.50%            -8.54%

                                             AT DECEMBER 31                       FOR THE YEARS ENDED DECEMBER 31
                                ----------------------------------------  -------------------------------------------------
                                   UNITS                                   INVESTMENT
                                OUTSTANDING  UNIT FAIR VALUE  NET ASSETS  INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                -----------  ---------------  ----------  -------------   ---------------   ---------------
Templeton Global Asset
 Allocation
  2005                            7,102,095             1.33   9,478,602           3.70%             0.50%             3.04%
  2004                            4,634,887             1.30   6,003,376           2.78%             0.50%            15.14%
  2003                            2,407,920             1.12   2,708,730           2.34%             0.50%            31.30%
  2002                              965,472             0.86     827,190           1.79%             0.50%            -4.87%
  2001                              455,500             0.90     410,214           1.39%             0.50%           -10.40%

Janus Aspen Balanced
  2005                              592,147             1.27     751,868           2.34%             0.50%             7.12%
  2004                              308,647             1.19     365,833           2.50%             0.50%             7.75%
  2003 (a)                          206,598             1.10     227,257           2.03%             0.50%            10.00%

Janus Aspen Forty
  2005                           38,381,384             0.85  32,435,788           0.01%             0.50%            12.00%
  2004                           32,471,802             0.75  24,502,223           0.03%             0.50%            17.38%
  2003                           32,140,569             0.64  20,661,447           0.25%             0.50%            19.63%
  2002                           28,666,591             0.54  15,403,645           0.32%             0.50%           -16.35%
  2001                           22,458,144             0.64  14,425,719           0.87%             0.50%           -22.22%

Janus Aspen International
 Growth
  2005                           34,125,893             0.97  33,191,331           1.13%             0.50%            31.28%
  2004                           28,580,124             0.74  21,173,506           0.87%             0.50%            18.09%
  2003                           27,451,326             0.63  17,221,128           0.99%             0.50%            33.87%
  2002                           25,080,452             0.47  11,753,696           0.69%             0.50%           -26.13%
  2001                           21,590,583             0.63  13,697,066           0.75%             0.50%           -23.81%

MFS Investors Growth Stock
  2005                              598,552             1.30     777,411           0.13%             0.50%             3.71%
  2004                              524,544             1.25     656,928           0.00%             0.50%             8.44%
  2003 (a)                          386,383             1.15     446,233           0.00%             0.50%            15.49%

MFS Mid Cap Growth
  2005                              536,410             1.49     801,077           0.00%             0.50%             2.35%
  2004                              613,253             1.46     894,843           0.00%             0.50%            13.81%
  2003 (a)                          240,163             1.28     307,921           0.00%             0.50%            28.21%

MFS New Discovery
  2005                            5,076,252             1.42   7,189,605           0.00%             0.50%             4.51%
  2004                            3,206,232             1.36   4,345,170           0.00%             0.50%             5.68%
  2003 (a)                        1,238,069             1.28   1,587,693           0.00%             0.50%            28.24%

MFS Value
  2005                            6,266,603             1.49   9,339,190           2.64%             0.50%             5.94%
  2004                            3,401,927             1.41   4,785,808           1.67%             0.50%            14.25%
  2003 (a)                        1,429,045             1.23   1,759,604           0.00%             0.50%            23.13%

Oppenheimer Capital
 Appreciation
  2005                            2,384,052             1.37   3,270,918           0.79%             0.50%             4.34%
  2004                            2,456,969             1.31   3,230,727           0.18%             0.50%             6.08%
  2003 (a)                          869,296             1.24   1,077,516           0.00%             0.50%            23.95%

Oppenheimer High Income
  2005                            4,379,496             1.22   5,357,653           5.48%             0.50%             1.50%
  2004                            2,791,841             1.21   3,365,008           5.27%             0.50%             8.19%
  2003 (a)                        1,272,949             1.11   1,418,164           0.00%             0.50%            11.40%

Oppenheimer International
 Growth
  2005                            2,465,508             1.98   4,874,886           0.60%             0.50%            14.38%
  2004                            1,793,311             1.73   3,100,055           1.03%             0.50%            16.56%
  2003 (a)                          811,366             1.48   1,203,305           0.00%             0.50%            48.30%

Putnam VT Growth and Income
  2005                              390,996             1.43     560,815           1.42%             0.50%             4.71%
  2004                              240,383             1.37     329,299           1.56%             0.50%            10.56%
  2003 (a)                          120,555             1.24     149,378           0.00%             0.50%            23.90%

Putnam VT International Equity
  2005                            2,749,598             1.65   4,529,594           1.38%             0.50%            11.64%
  2004                            2,437,293             1.48   3,596,507           1.22%             0.50%            15.62%
  2003 (a)                        1,229,135             1.28   1,568,774           0.00%             0.50%            27.63%

                                             AT DECEMBER 31                       FOR THE YEARS ENDED DECEMBER 31
                                ----------------------------------------  -------------------------------------------------
                                   UNITS                                   INVESTMENT
                                OUTSTANDING  UNIT FAIR VALUE  NET ASSETS  INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                -----------  --------------- -----------  -------------   ---------------   ---------------
Putnam VT New Opportunities
  2005                              134,616             1.49     200,508           0.08%             0.50%             9.46%
  2004                               44,807             1.36      60,976           0.00%             0.50%             9.76%
  2003 (a)                           48,692             1.24      60,367           0.00%             0.50%            23.98%

Putnam VT New Value
  2005                            1,175,629             1.57   1,847,207           0.96%             0.50%             5.37%
  2004                            1,185,321             1.49   1,767,585           0.64%             0.50%            14.85%
  2003 (a)                          450,508             1.30     584,940           0.00%             0.50%            29.83%

Putnam VT Voyager
  2005                            3,187,770             1.30   4,141,618           0.63%             0.50%             5.17%
  2004                            2,616,828             1.24   3,232,814           0.21%             0.50%             4.51%
  2003 (a)                        1,336,458             1.18   1,579,833           0.00%             0.50%            18.21%

Waddell & Reed Balanced
  2005                           37,633,107             3.91 147,218,359           1.26%             0.50%             4.49%
  2004                           39,637,651             3.74 148,394,189           1.47%             0.50%             8.39%
  2003                           41,613,113             3.45 143,728,924           0.70%             0.50%            20.45%
  2002                           43,396,953             2.87 124,438,389           0.00%             0.50%            -9.44%
  2001                           44,034,423             3.17 139,433,091           2.12%             0.50%           -14.79%

Waddell & Reed Growth
  2005                           51,995,030             3.53 183,394,925           0.00%             0.50%            10.68%
  2004                           54,523,330             3.19 173,761,982           0.28%             0.50%             2.79%
  2003                           56,365,538             3.10 174,753,707           0.00%             0.50%            24.83%
  2002                           53,681,235             2.48  70,296,942           0.00%             0.50%           -25.81%
  2001                           27,973,687             3.35  93,654,792           0.00%             0.50%           -25.18%

Waddell & Reed International
 Value
  2005                           45,752,697             3.65 167,126,806           2.12%             0.50%            10.61%
  2004                           45,868,504             3.30 151,477,262           1.08%             0.50%            22.07%
  2003                           46,446,991             2.71 125,660,408           1.90%             0.50%            46.12%
  2002                           46,305,966             1.85  85,738,006           0.00%             0.50%           -18.23%
  2001                           45,809,624             2.26 103,736,638           4.23%             0.50%           -11.65%

Waddell & Reed Small Cap
 Growth
  2005                           39,073,942             2.53  98,784,705           0.00%             0.50%            12.32%
  2004                           40,802,426             2.25  91,838,802           0.00%             0.50%            13.72%
  2003                           42,339,173             1.98  83,797,756           0.00%             0.50%            47.24%
  2002                           42,200,879             1.34  56,725,839           0.00%             0.50%           -32.14%
  2001                           40,649,586             1.98  80,522,027           0.00%             0.50%           -15.12%

Waddell & Reed Value
  2005                           30,472,253             2.39  72,963,017           1.43%             0.50%             3.90%
  2004                           31,212,624             2.30  71,928,148           1.06%             0.50%            14.13%
  2003                           32,035,827             2.02  64,685,031           0.59%             0.50%            26.42%
  2002                           31,449,334             1.60  50,229,078           0.00%             0.50%           -15.74%
  2001                           29,568,022             1.90  56,049,664           1.17%             0.50%           -10.90%

Waddell & Reed Micro-Cap
 Growth
  2005                           10,381,978             2.01  20,840,469           0.00%             0.50%            20.27%
  2004                           10,952,765             1.67  18,281,451           0.00%             0.50%             9.50%
  2003                           11,593,220             1.52  17,671,342           0.00%             0.50%            53.64%
  2002                           10,236,599             0.99  10,156,947           0.00%             0.50%           -43.93%
  2001                            8,554,102             1.77  15,138,052           0.00%             0.50%           -11.77%

Waddell & Reed Small Cap Value
  2005                           25,979,951             1.72  44,586,329           0.00%             0.50%             3.63%
  2004                           22,675,212             1.66  37,551,645           0.00%             0.50%            14.45%
  2003                           20,044,359             1.45  29,004,455           0.00%             0.50%            48.73%
  2002                           16,594,748             0.97  16,144,437           0.00%             0.50%           -20.38%
  2001                           11,588,912             1.22  14,159,859           0.00%             0.50%           -15.01%

                                             AT DECEMBER 31                       FOR THE YEARS ENDED DECEMBER 31
                                ----------------------------------------  -------------------------------------------------
                                   UNITS                                   INVESTMENT
                                OUTSTANDING  UNIT FAIR VALUE  NET ASSETS  INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                -----------  ---------------  ----------  -------------   ---------------   ---------------
Waddell & Reed Core Equity
  2005                           10,880,149             0.98  10,682,437           0.34%             0.50%             8.46%
  2004                           11,713,317             0.91  10,603,056           0.65%             0.50%             9.02%
  2003                           12,202,246             0.83  10,131,512           0.78%             0.50%            20.73%
  2002                           11,911,619             0.69   8,192,164           0.00%             0.50%           -28.50%
  2001                            9,107,021             0.96   8,759,999           0.32%             0.50%            -8.20%

Waddell & Reed Asset Strategy
  2005                            2,755,019             1.48   4,069,336           1.71%             0.50%            23.66%
  2004                              533,535             1.19     637,309           2.73%             0.50%            12.73%
  2003 (a)                           61,138             1.06      64,781           2.28%             0.50%             5.96%

Waddell & Reed International
 Growth
  2005                            1,905,353             1.49   2,830,021           3.23%             0.50%            15.89%
  2004                              704,562             1.28     902,995           1.07%             0.50%            13.43%
  2003 (a)                          210,607             1.13     237,965           2.37%             0.50%            12.99%

Waddell & Reed Science &
 Technology
  2005                            1,809,803             1.49   2,691,320           0.00%             0.50%            16.66%
  2004                              488,851             1.27     623,134           0.00%             0.50%            15.67%
  2003 (a)                           93,863             1.10     103,437           0.00%             0.50%            10.20%

* These amounts represent the dividends, excluding distributions of capital gains, receivedby the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets.These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges.The ratios include only those expenses that result in a direct reduction to unit values.Charges made directly to policy owner account through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.The total return does not include any expenses assessed through the redemption for units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.Investment options with a date notation indicate the effective date ofthat investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) Period from September 22, 2003 (commencement of operations) to December 31, 2003.

[KPMG LOGO]

                              KPMG LLP
                              4200 Wells Fargo Center
                              90 South Seventh Street
                              Minneapolis, MN 55402

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

                                /s/ KPMG LLP

March 13, 2006

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                                 (In thousands)

                                                                                         2005           2004
                                                                                     ------------   ------------
ASSETS

    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $5,095,516 and $5,213,338)   $  5,190,234   $  5,472,948
    Equity securities, at fair value (cost $577,658 and $606,225)                         683,290        747,277
    Mortgage loans, net                                                                 1,020,427        810,508
    Real estate, net                                                                        2,261          1,771
    Finance receivables, net                                                              146,408        140,425
    Policy loans                                                                          279,699        270,186
    Private equity investments (cost $244,458 and $228,338)                               268,535        226,631
    Fixed maturity securities on loan, at fair value
      (amortized cost $1,275,628 and $1,128,126)                                        1,278,941      1,152,143
    Equity securities on loan, at fair value (cost $89,165 and $63,396)                   119,087         84,121
    Other invested assets                                                                  23,574         23,306
                                                                                     ------------   ------------
      Total investments                                                                 9,012,456      8,929,316

    Cash and cash equivalents                                                             284,283        196,508
    Securities held as collateral                                                       1,439,254      1,276,761
    Deferred policy acquisition costs                                                     823,757        721,055
    Accrued investment income                                                              81,129         85,553
    Premiums and fees receivable                                                          143,573        137,578
    Property and equipment, net                                                            76,921         80,033
    Reinsurance recoverables                                                              744,458        727,129
    Goodwill and intangible assets, net                                                    21,052         23,089
    Other assets                                                                           62,362         36,653
    Separate account assets                                                            10,600,016      9,563,176
                                                                                     ------------   ------------
         Total assets                                                                $ 23,289,261   $ 21,776,851
                                                                                     ============   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

    Policy and contract account balances                                             $  5,006,386   $  4,853,594
    Future policy and contract benefits                                                 2,073,915      2,063,061
    Pending policy and contract claims                                                    205,557        169,699
    Other policyholder funds                                                              636,372        606,362
    Policyholder dividends payable                                                         43,438         48,301
    Unearned premiums and fees                                                            227,684        212,057
    Income tax liability:
       Current                                                                             16,662         24,457
       Deferred                                                                           174,136        198,484
    Other liabilities                                                                     422,723        428,111
    Notes payable                                                                         125,000        125,000
    Securities lending collateral                                                       1,439,254      1,276,761
    Separate account liabilities                                                       10,600,016      9,563,176
                                                                                     ------------   ------------
      Total liabilities                                                                20,971,143     19,569,063
                                                                                     ------------   ------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
      issued and outstanding                                                                5,000          5,000
    Additional paid in capital                                                             81,632         61,164
    Accumulated other comprehensive income                                                140,106        223,021
    Retained earnings                                                                   2,091,380      1,918,603
                                                                                     ------------   ------------
      Total stockholder's equity                                                        2,318,118      2,207,788
                                                                                     ------------   ------------
         Total liabilities and stockholder's equity                                  $ 23,289,261   $ 21,776,851
                                                                                     ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                          2005           2004           2003
                                                      ------------   ------------   ------------
Revenues:

  Premiums                                            $  1,183,836   $  1,078,586   $  1,005,277
  Policy and contract fees                                 399,676        382,048        351,669
  Net investment income                                    487,013        459,612        465,858
  Net realized investment gains (losses)                    64,955         73,862        (48,641)
  Finance charge income                                     40,130         37,694         34,148
  Commission income                                         62,110         40,589              -
  Other income                                              30,820         21,273         18,820
                                                      ------------   ------------   ------------
    Total revenues                                       2,268,540      2,093,664      1,827,131
                                                      ------------   ------------   ------------

Benefits and expenses:

  Policyholder benefits                                  1,142,724      1,027,760        975,604
  Interest credited to policies and contracts              274,511        280,618        287,018
  General operating expenses                               409,664        389,924        341,552
  Commissions                                              144,787        143,633        108,293
  Administrative and sponsorship fees                       60,193         63,057         68,773
  Dividends to policyholders                                 9,010         15,331         17,817
  Interest on notes payable                                 10,290         10,391         11,258
  Amortization of deferred policy acquisition costs        162,510        169,888        166,138
  Capitalization of policy acquisition costs              (218,071)      (206,061)      (208,620)
                                                      ------------   ------------   ------------
    Total benefits and expenses                          1,995,618      1,894,541      1,767,833
                                                      ------------   ------------   ------------
      Income from operations before taxes                  272,922        199,123         59,298

  Income tax expense (benefit):
    Current                                                 67,572         17,445         19,121
    Deferred                                                20,073         42,821         (4,268)
                                                      ------------   ------------   ------------
      Total income tax expense                              87,645         60,266         14,853
                                                      ------------   ------------   ------------
        Net income                                    $    185,277   $    138,857   $     44,445
                                                      ============   ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                                                   ACCUMULATED
                                                                    ADDITIONAL        OTHER                           TOTAL
                                                     COMMON          PAID IN      COMPREHENSIVE     RETAINED      STOCKHOLDER'S
                                                      STOCK          CAPITAL         INCOME         EARNINGS         EQUITY
                                                  -------------   -------------   -------------   -------------   -------------
2003:
  Balance, beginning of year                      $       5,000   $       3,000   $      58,391   $   1,786,873   $   1,853,264

    Comprehensive income:
      Net income                                              -               -               -          44,445          44,445
      Other comprehensive income                              -               -         155,276               -         155,276
                                                                                                                  -------------
        Total comprehensive income                                                                                      199,721

    Dividends to stockholder                                  -               -               -         (36,033)        (36,033)
                                                  -------------   -------------   -------------   -------------   -------------
  Balance, end of year                            $       5,000   $       3,000   $     213,667   $   1,795,285   $   2,016,952
                                                  =============   =============   =============   =============   =============

2004:
  Balance, beginning of year                      $       5,000   $       3,000   $     213,667   $   1,795,285   $   2,016,952

    Comprehensive income:
      Net income                                              -               -               -         138,857         138,857
      Other comprehensive income                              -               -           9,354               -           9,354
                                                                                                                  -------------
        Total comprehensive income                                                                                      148,211

    Dividends to stockholder                                  -               -               -         (15,539)        (15,539)
    Contributions to additional paid in capital               -          58,164               -               -          58,164
                                                  -------------   -------------   -------------   -------------   -------------
  Balance, end of year                            $       5,000   $      61,164   $     223,021   $   1,918,603   $   2,207,788
                                                  =============   =============   =============   =============   =============

2005:
  Balance, beginning of year                      $       5,000   $      61,164   $     223,021   $   1,918,603   $   2,207,788

    Comprehensive income:
      Net income                                              -               -               -         185,277         185,277
      Other comprehensive income                              -               -         (82,915)              -         (82,915)
                                                                                                                  -------------
        Total comprehensive income                                                                                      102,362

    Dividends to stockholder                                  -               -               -         (12,500)        (12,500)
    Contributions to additional paid in capital               -          20,468               -               -          20,468
                                                  -------------   -------------   -------------   -------------   -------------
  Balance, end of year                            $       5,000   $      81,632   $     140,106   $   2,091,380   $   2,318,118
                                                  =============   =============   =============   =============   =============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                               2005           2004           2003
                                                           ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                 $    185,277   $    138,857   $     44,445
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Interest credited to annuity and insurance contracts        245,990        248,103        249,128
    Fees deducted from policy and contract balances            (362,149)      (352,028)      (327,631)
    Change in future policy benefits                             31,532         40,541         29,425
    Change in other policyholder liabilities, net                38,420          9,006         35,834
    Amortization of deferred policy acquisition costs           162,510        169,888        166,138
    Capitalization of policy acquisition costs                 (218,071)      (206,061)      (208,620)
    Change in premiums and fees receivable                       (5,995)           375        (12,530)
    Deferred tax provision                                       20,073         42,821         (4,268)
    Change in income tax liabilities - current                   (7,795)        (7,972)        16,009
    Net realized investment losses (gains)                      (64,955)       (73,862)        48,641
    Change in reinsurance recoverables                          (17,308)       (50,027)       (30,147)
    Other, net                                                   51,442         90,532        137,729
                                                           ------------   ------------   ------------
      Net cash provided by operating activities                  58,971         50,173        144,153
                                                           ------------   ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sales of:
  Fixed maturity securities, available-for-sale               1,215,098      1,538,904      1,658,859
  Equity securities                                             453,427        537,399        429,470
  Mortgage loans                                                  5,134          3,239              -
  Real estate                                                       960          1,276         11,255
  Private equity investments                                     56,320         63,623         23,703
  Other invested assets                                          10,875         23,619          1,729
Proceeds from maturities and repayments of:
  Fixed maturity securities, available-for-sale               2,269,649      1,262,636      1,170,516
  Mortgage loans                                                126,754         79,356         81,056
Purchases and originations of:
  Fixed maturity securities, available-for-sale              (3,541,554)    (3,077,269)    (3,281,851)
  Equity securities                                            (378,814)      (477,434)      (462,070)
  Mortgage loans                                               (341,115)      (119,806)       (86,931)
  Real estate                                                    (1,451)        (1,324)          (737)
  Private equity investments                                    (61,273)       (51,265)       (31,519)
  Other invested assets                                         (10,815)       (21,779)        (4,319)
Finance receivable originations or purchases                   (116,758)      (109,989)       (91,674)
Finance receivable principal payments                           102,356         89,283         77,154
Securities in transit                                            (4,271)      (109,734)        95,821
Other, net                                                      (31,452)       (23,196)       (22,760)
                                                           ------------   ------------   ------------
      Net cash used for investing activities                   (246,930)      (392,461)      (432,298)
                                                           ------------   ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts          1,898,405      1,814,146      1,626,707
Withdrawals from annuity and insurance contracts             (1,625,017)    (1,546,611)    (1,263,337)
Payments on debt                                                      -              -        (12,000)
Contributed capital                                               6,900         55,000              -
Dividends paid to stockholder                                   (12,500)             -        (22,000)
Other, net                                                        7,946         (6,268)         3,302
                                                           ------------   ------------   ------------
      Net cash provided by financing activities                 275,734        316,267        332,672
                                                           ------------   ------------   ------------
Net (decrease) increase in cash and cash equivalents             87,775        (26,021)        44,527
Cash and cash equivalents, beginning of year                    196,508        222,529        178,002
                                                           ------------   ------------   ------------
Cash and cash equivalents, end of year                     $    284,283   $    196,508   $    222,529
                                                           ============   ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2005, 2004 AND 2003

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Northstar Life Insurance Company, Securian Life Insurance Company, and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. The Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Savings. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

     IN THOUSANDS                                              2005           2004           2003
     ---------------------------------------------------   ------------   ------------   ------------
     Individual Financial Security                         $    444,513   $    452,807   $    449,394
     Financial Services                                         294,034        270,687        258,798
     Group Insurance                                          1,011,920        888,030        805,084
     Retirement Savings                                         339,253        343,311        327,828
     Subsidiaries and corporate product line                    178,820        138,829        (13,973)
                                                           ------------   ------------   ------------
        Total                                              $  2,268,540   $  2,093,664   $  1,827,131
                                                           ============   ============   ============

     The Company serves nearly eight million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     Effective December 30, 2005, ownership of Securian Life Insurance Company was transferred to the Company from Securian Financial Group, Inc, in the form of a capital contribution. See note 19 for additional description of this transaction.

     During 2004, the Company's majority-owned subsidiary, MIMLIC Life Insurance Company, was dissolved.

     On June 1, 2004, the Company purchased Allied Solutions, LLC and Subsidiary (Allied). See note 15 for additional description of this transaction.

     Effective July 1, 2003, Personal Finance Company converted from a C corporation into a limited liability company and its name was changed to Personal Finance Company LLC.

     On April 1, 2003, ownership of Securian Life Insurance Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2003, ownership of Securian Casualty Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. Prior to 2005, Allied's results were reported on a one month lag. Beginning in 2005, this lag in reporting has been eliminated. Neither the effect of the month lag in 2004, nor eliminating it in 2005 has had a material affect on the consolidated results of operations or financial position of the Company. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, impairment losses on investments, valuation allowances for mortgage loans on real estate, federal income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that are not yet paid are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life products, specifically individual adjustable and variable life insurance policies, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

     COMMISSION REVENUE

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Refunds of commissions for cancelled policies are issued based on the unearned portion of the premium payments.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities, including all interest-only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker dealer survey values or internal estimates.

     Marketable equity securities are classified as available-for-sale and are carried at fair value. Mutual funds and exchange traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were lower than the current effective portfolio rate.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. Impairments are determined by specific identification. A mortgage loan is considered impaired if it is probable that amounts due for principal and interest will not be collected in accordance with the contractual terms. Impaired mortgage loans are valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the underlying collateral, if the loan is collateral dependent.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to stockholders' equity of the investee are recorded, based on the Company's ownership share, as an adjustment to the amount invested and as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities are based on quoted market prices where available. Fair values of marketable equity securities and embedded derivatives are based on quoted market prices. Fair values of private equity investments are obtained from the financial statement valuations of the underlying fund or independent broker bids. For fixed maturity securities not based on quoted market prices, generally private placement securities and securities that do not trade regularly, an internally developed pricing model using a commercial software application is most often used. The internally developed pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities for which quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2005, 80.7% of the fair values of fixed maturity securities were obtained from quoted market prices, 18.8% from the internal methods described above and .5% from other sources, primarily broker bids.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses.

     The Company's derivative instrument holdings are carried at fair value and reported in other invested assets on the consolidated balance sheets. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

     The Company recognizes interest income as earned and recognizes dividend income on equity securities upon the declaration of the dividend.

     For mortgage-backed securities of high credit quality, excluding interest only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     For interest only securities and mortgage-backed securities not of high credit quality, the Company recognizes the excess of all cash flows attributable to the security estimated at the acquisition date over the initial investment using the effective yield method with adjustments made as a result of subsequent cash flow information recorded prospectively. If the fair value of the security has declined below its carrying amount, the Company will write the security down to fair value if the decline is deemed other-than-temporary.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable, is recorded in other liabilities on the consolidated balance sheets, and is discussed in detail in note 12. The use of the restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $15,109,000 and $13,008,000 at December 31, 2005 and 2004, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2005 and 2004 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2005 and 2004 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, they provide the Company with an economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objective and strategy for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains (losses) in the consolidated statements of operations. Interest income generated by derivative instruments is reported in net investment income in the consolidated statements of operations. Derivative instruments had an immaterial impact on the Company's 2005, 2004 and 2003 consolidated statements of operations.

     The Company offers a variable payout annuity product with periodic payments that are guaranteed to never fall below an amount that is established at contract inception. This amount is referred to as the guaranteed minimum payment. All deposits, net of expenses, are allocated to a single investment option based upon the S&P 500 index and the periodic payment is adjusted at the beginning of each period based upon investment performance. In the event that the new payment amount falls below the guaranteed minimum payment, the Company will make up the difference. This guarantee exposes the Company to equity market risk, which represents an embedded derivative. The Company is using an economic hedge in its efforts to minimize the financial risk associated with the product's guaranteed payment. The Company holds both interest rate swaps and futures contracts which are used to economically hedge the change in fair value of periodic guaranteed minimum payments owed to policyholders.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of the Company's foreign currency economic hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to minimize this risk.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets with the changes in fair value reported in net realized gains and losses. The Company reclassified certain mortgage dollar roll securities from fixed maturity and equity securities classified as available-for-sale as of December 31, 2005 and 2004, in the amount of $7,419,000 and $2,926,000, respectively, to other invested assets. For the years ended December 31, 2005, 2004 and 2003, the change in fair value of these securities included in realized capital gains (losses) was $45,000, $1,013,000 and ($1,007,000), respectively.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined on the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments.

     Under the Company's accounting policy for debt and equity securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time. For debt securities, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt and equity securities, an other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the debt security or the remaining cost basis of the equity security. Many criteria are considered during this process including but not limited to, the current fair value as compared to the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Available-for-sale equity securities which have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information, including the prospect of near term recovery of the market value, and the manager's intent and ability to hold the stock. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the intent to hold the investment. All other available-for-sale equity securities with significant unrealized losses are also reviewed on the same basis for impairment. Private equity securities which have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary charge.

     Other-than-temporary impairments are recorded to reduce the cost of the investment to fair value. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2005 and 2004.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     Total other-than-temporary write-downs for fixed maturity securities for the years ended December 31, 2005, 2004 and 2003 respectively were $6,683,000, $6,684,000 and $34,632,000, respectively.

     Total other-than-temporary write-downs for marketable equity securities for the years ended December 31, 2005, 2004 and 2003 were $1,212,000, $1,728,000 and $13,157,000 respectively. An additional $23,427,000 of other-than-temporary write-downs for marketable equity securities were recorded on securities that were subsequently sold during 2003.

     Total other-than-temporary write-downs for private equity investments for the years ended December 31, 2005, 2004 and 2003 were $9,088,000, $13,863,000 and $57,480,000, respectively.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively.

     The income from these investments is recorded in net investment income and was $1,232,000, $1,762,000, and $2,378,000 for the years ended December 31,
     2005, 2004, and 2003, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2005 and 2004 were $1,398,028,000 and $1,236,264,000, respectively. As of December 31, 2005 and 2004, the collateral associated with securities lending was $1,439,254,000 and $1,276,761,000, respectively.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These assets and liabilities are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the fair value of the investments held in the segregated funds. The investment income and gains and losses of these accounts accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected in the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2005 and 2004, the fair value of these investments included with equity securities as required by Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (SOP 03-1), was $40,431,000 and $49,445,000, respectively.

     RISKS

     The following is a description of the most significant risks facing the
     Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company actively monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participates in a securities lending program where it receives collateral assets in exchange for loaned securities. As collateral assets, the Company receives shares in an Enhanced Yield Trust, certain Lehman Brothers investments and various other assets. The Company has a concentrated credit risk in that its collateral investment in the Enhanced Yield Trust was $801,191,000 and $566,310,000 as of December 31, 2005 and 2004, respectively. Additionally, concentrated credit risk exists with the collateral investment in Lehman Brothers, which totaled $132,666,000 and $90,556,000 as of December 31, 2005 and 2004, respectively.

          Although the Company's securities lending program involves certain credit risk and specific concentrated credit risk, the Company believes the high quality of the collateral received and the Company's monitoring policies and procedures minimizes the likelihood of material losses under these arrangements.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and minimize the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include but are not limited to changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and as discussed in credit risk above investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2005, approximately 75% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company held a limited number of derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain annuity products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies where a company has ceded a portion of its underwriting risk may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. These contracts are generally immaterial to the Company's results of operations. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes earned finance charges, interest, and fees on finance receivables. Accrued and uncollected finance charges, interest, and fees are included in finance receivables in the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when based upon current information and events it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are both 60 days past due with collateral that is deemed inadequate. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. It is the Company's general policy to charge-off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition testing at least annually.

     For traditional life, accident and health and group life products, DAC are amortized with interest over the premium paying period based upon ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC are amortized with interest over the expected lives of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account performance, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience. For future separate account performance, the Company utilizes a mean reversion process. The Company's future long-term yield assumption is 8% at December 31, 2005. Factors regarding economic outlook as reviewed by a third party and internal investment experts, and management's current view of the capital markets were considered in developing management's best estimate of the long-term assumption. The Company's policy regarding the reversion to the mean process assumes a five-year reversion period during which a modified yield assumption is projected for the next five years after the valuation date. This modified yield assumption is calculated such that, when combined with the actual yields from January 1, 2001 through the valuation date, the total yield from January 1, 2001 through the end of the five-year reversion period is equal to that produced using the historical long-term assumptions. This modified yield assumption is not permitted to be negative or in excess of 15%, per annum, during the five-year reversion period.

     Changes in actuarial assumptions can have a significant impact on the amount of DAC reported for nontraditional life and deferred annuities, and the related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised to reflect management's best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the consolidated statements of operations. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 18. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company's sales inducement credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit. Changes in deferred sales inducements for the period ended December 31 were as follows:

     IN THOUSANDS                                 2005        2004
     ----------------------------------------   --------    --------
     Balance at beginning of year               $    250     $     -
     Capitalization                                  938         261
     Amortization                                    (24)        (11)
                                                --------    --------
     Balance at end of year                     $  1,164    $    250
                                                ========    ========

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. Intangible assets with a finite useful life are amortized over their useful lives on a straight-line basis.

     SOFTWARE CAPITALIZATION

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized cost of $28,082,000 and $27,448,000 as of December 31, 2005 and 2004, respectively, and amortized software expense of $10,192,000, $8,373,000 and $7,854,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $190,728,000 and $179,759,000 at December 31, 2005 and 2004,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2005, 2004, and 2003, was $12,047,000,
     $12,410,000, and $11,839,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life products as of December 31, 2005, the Company has assumed an average rate of investment yields ranging from 5.42% to 5.56%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 18. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if invested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2005 and 2004, the total participating business in force was $1,357,490,000 and $1,310,550,000, respectively. As a percentage of total life insurance in force, participating business in force represents .3% at December 31, 2005 and 2004.

     INCOME TAXES

     The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with an immediate credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     NEW PRONOUNCEMENTS

     In November 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, the American Institute of Certified Public Accountants Accounting Standards Executive Committee issued Statement of Position 05-1, (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently evaluating the effect of this statement on its consolidated results of operations and its financial position.

     In May 2005, the FASB issued Statement No. 154, (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 154.

     In December 2004, the FASB issued Statement No. 153, (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 153.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law on December 8, 2003. In accordance with FASB Staff Position (FSP) FAS 106-1, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-1), issued in January 2004, the Company elected to defer accounting for the effects of the Act until the FASB issued guidance on how to account for the provisions of the Act. In May 2004, the FASB issued FSP FAS 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-2), which superseded FSP FAS 106-1 and provided guidance on accounting and disclosures related to the Act.

     The Company has concluded that prescription drug benefits available under its postretirement plans to some or all participants for some or all future years are at least actuarially equivalent to Medicare Part D, and thus qualify for the subsidy under the Act. The Company has estimated the expected subsidy that will reduce the Company's share of the cost and has reflected that in its postretirement plan costs and obligations.

     The effect of the Act to the Company is a $7,750,000 reduction of the accumulated postretirement benefit obligation as of December 31, 2004 and a $1,151,000 reduction in the net periodic postretirement benefit cost for 2004.

     In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS (EITF 03-1), which was issued on October 23, 2003. The Company revised its method of calculating the impairment of securities based on this additional guidance. Other-than-temporary impairments reduce the value of the investment to fair value.

     On September 8, 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, which delayed the effectiveness of the related paragraphs in EITF 03-1, with the exception of certain disclosure requirements.

     In June 2004, the FASB issued FSP 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(b) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS (FAS 97), PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in FAS 97 to situations in which profits are expected to be followed by losses. Although SOP 03-1 requires URR in certain situations where profits are followed by losses, it does not restrict the calculation of URR to only those situations. The adoption of FSP FAS 97-1 in 2004 had no material impact to the consolidated results of operations or financial position of the Company.

     Effective January 1, 2004, the Company adopted SOP 03-1. This statement provides guidance on the classification, valuation and accounting for nontraditional long-duration contract liabilities, the accounting for contracts with guaranteed minimum death benefits (GMDB), the accounting for sales inducements, and separate account presentation and valuation. SOP 03-1 requires companies to evaluate the significance of certain guarantees in products such as GMDB to determine whether a contract should be accounted for as an investment or insurance contract. At adoption, the Company reclassified $44,945,000 of ownership in its own separate accounts from separate account assets to equity securities. The Company also has recorded certain market value adjusted ("MVA") fixed annuity products and investment options on variable annuities as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature, all of the investment performance of the separate account assets is not being passed to the contractholder, and it therefore does not meet the conditions for separate account reporting under the SOP. On January 1, 2004, market value reserves included in separate account liabilities of $37,979,000 were revalued at current account value in the general account to $37,552,000. The related separate account assets of $38,912,000 were also reclassified to the general account. Since adoption of the SOP, the components of the spread on a book value basis are recorded in interest income and interest credited. Realized gains and losses on investments and market value adjustments on contract surrenders are recognized as incurred. The adoption of SOP 03-1 had no material impact to the consolidated results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POST RETIREMENT BENEFITS, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The adoption of FAS 132 on January 1, 2004, did not have a material impact on the consolidated results of operations or financial position of the Company.

     RECLASSIFICATION

     Certain 2004 and 2003 financial statement balances have been reclassified to conform to the 2005 presentation.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

     IN THOUSANDS                                         2005           2004           2003
     ----------------------------------------------   ------------   ------------   ------------
     Fixed maturity securities                        $    384,844   $    367,978   $    370,208
     Equity securities                                      21,360         14,368         17,615
     Mortgage loans                                         68,160         62,182         61,404
     Real estate                                               (36)            29          1,543
     Policy loans                                           20,395         19,843         19,517
     Cash equivalents                                        6,010          2,233          2,216
     Private equity investments                                296          4,909          1,853
     Other invested assets                                   2,155          3,305          5,357
     Derivatives                                              (100)             -              -
                                                      ------------   ------------   ------------
       Gross investment income                             503,084        474,847        479,713
     Investment expenses                                   (16,071)       (15,235)       (13,855)
                                                      ------------   ------------   ------------
       Total                                          $    487,013   $    459,612   $    465,858
                                                      ============   ============   ============

     Net realized investment gains (losses) for the years ended December 31 were as follows:

     IN THOUSANDS                                         2005           2004           2003
     ----------------------------------------------   ------------   ------------   ------------
     Fixed maturity securities                        $    (16,256)  $      9,712   $    (19,499)
     Equity securities                                      66,551         64,029         25,572
     Mortgage loans                                            617           (242)          (376)
     Real estate                                                 -            (33)         4,490
     Private equity investments                             13,139         11,571        (54,224)
     Other invested assets                                   1,868        (11,175)        (4,604)
     Derivatives                                              (964)             -              -
                                                      ------------   ------------   ------------
       Total                                          $     64,955   $     73,862   $    (48,641)
                                                      ============   ============   ============

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

     IN THOUSANDS                                         2005           2004           2003
     ----------------------------------------------   ------------   ------------   ------------
     Fixed maturity securities, available-for-sale:
       Gross realized gains                           $     10,290   $     24,167   $     21,560
       Gross realized losses                               (26,546)       (14,455)       (41,059)
     Equity securities:
       Gross realized gains                                 82,072         88,097         93,634
       Gross realized losses                               (15,521)       (24,068)       (68,062)
     Private equity investments:
       Gross realized gains                                 22,625         26,852          3,823
       Gross realized losses                                (9,486)       (15,281)       (58,047)

     Net accumulated unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

     IN THOUSANDS                                          2005           2004
     -----------------------------------------------   ------------   ------------
     Gross unrealized gains                            $    346,076   $    492,319
     Gross unrealized losses                                (91,051)       (50,025)
     Adjustment to deferred policy acquisition costs        (16,542)       (63,599)
     Adjustment to reserves                                 (23,595)       (44,280)
     Adjustment to unearned policy and contract fees          2,459         10,253
                                                       ------------   ------------
                                                            217,347        344,668
     Deferred federal income taxes                          (77,241)      (121,647)
                                                       ------------   ------------
       Net accumulated unrealized gains                $    140,106   $    223,021
                                                       ============   ============

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2005                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $     29,599   $        272   $        190   $     29,681
          Agencies not backed by the full faith
           and credit of the U.S. government             19,974            958            101         20,831
          Foreign governments                             1,533            321              -          1,854
          Corporate securities                        3,359,380        104,925         27,007      3,437,298
          Asset-backed securities                       323,642         10,507          2,034        332,115
          Mortgage-backed securities                  1,361,388         24,501         17,434      1,368,455
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    5,095,516        141,484         46,766      5,190,234
          Equity securities-unaffiliated                577,658        114,425          8,793        683,290
                                                   ------------   ------------   ------------   ------------
              Total                                $  5,673,174   $    255,909   $     55,559   $  5,873,524
                                                   ============   ============   ============   ============

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2004                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $     20,377   $        431   $         72   $     20,736
          Agencies not backed by the full faith
           and credit of the U.S. government             44,517            550            125         44,942
          Foreign governments                             1,714             76              -          1,790
          Corporate securities                        3,207,961        197,974          7,162      3,398,773
          Asset-backed securities                       504,197         25,654          2,448        527,403
          Mortgage-backed securities                  1,434,572         50,040          5,308      1,479,304
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    5,213,338        274,725         15,115      5,472,948
          Equity securities-unaffiliated                606,225        144,589          3,537        747,277
                                                   ------------   ------------   ------------   ------------
              Total                                $  5,819,563   $    419,314   $     18,652   $  6,220,225
                                                   ============   ============   ============   ============

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2005                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $    102,714   $     10,101   $        214   $    112,601
          Agencies not backed by the full faith
           and credit of the U.S. government             64,675          1,780            323         66,132
          Corporate securities                           42,665            264            584         42,345
          Asset-backed securities                         6,042            106              -          6,148
          Mortgage-backed securities                  1,059,532          5,522         13,339      1,051,715
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    1,275,628         17,773         14,460      1,278,941
          Equity securities-unaffiliated                 89,165         31,757          1,835        119,087
                                                   ------------   ------------   ------------   ------------
              Total                                $  1,364,793   $     49,530   $     16,295   $  1,398,028
                                                   ============   ============   ============   ============

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2004                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $    219,852   $     10,294   $        714   $    229,432
          Agencies not backed by the full faith
           and credit of the U.S. government            168,952          4,203            832        172,323
          Corporate securities                          101,224          3,119             94        104,249
          Asset-backed securities                         8,170            304              -          8,474
          Mortgage-backed securities                    629,928         10,381          2,644        637,665
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    1,128,126         28,301          4,284      1,152,143
          Equity securities-unaffiliated                 63,396         21,579            854         84,121
                                                   ------------   ------------   ------------   ------------
              Total                                $  1,191,522   $     49,880   $      5,138   $  1,236,264
                                                   ============   ============   ============   ============

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                     AVAILABLE-FOR-SALE
                                                       AVAILABLE-FOR-SALE            SECURITIES ON LOAN
                                                   ---------------------------   ---------------------------
                                                    AMORTIZED         FAIR        AMORTIZED         FAIR
     IN THOUSANDS                                      COST          VALUE           COST          VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
     Due in one year or less                       $     96,187   $     96,736   $     24,875   $     24,706
     Due after one year through five years            1,114,939      1,137,000         78,596         80,167
     Due after five years through ten years           1,871,287      1,906,731         56,376         56,988
     Due after ten years                                651,715        681,312         56,249         65,365
                                                   ------------   ------------   ------------   ------------
                                                      3,734,128      3,821,779        216,096        227,226
     Mortgage-backed securities                       1,361,388      1,368,455      1,059,532      1,051,715
                                                   ------------   ------------   ------------   ------------
           Total                                   $  5,095,516   $  5,190,234   $  1,275,628   $  1,278,941
                                                   ============   ============   ============   ============

     The Company had certain investments with a reported fair value lower than the cost of the investment as follows:

     IN THOUSANDS                                                                 UNREALIZED
     DECEMBER 31, 2005                              FAIR VALUE        COST          LOSSES
     -------------------------------------------   ------------   ------------   ------------
     U.S. government securities
       Less than 12 months                         $     12,878   $     13,066   $        188
       Greater than 12 months                               301            303              2
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                                6,120          6,171             51
       Greater than 12 months                             2,249          2,299             50
     Corporate securities
       Less than 12 months                            1,083,943      1,103,622         19,679
       Greater than 12 months                           198,267        205,595          7,328
     Mortgage and asset-backed securities
       Less than 12 months                              764,296        779,383         15,087
       Greater than 12 months                           104,656        109,037          4,381
     Equity securities - unaffiliated
       Less than 12 months                              151,291        159,418          8,127
       Greater than 12 months                             3,292          3,958            666
     Private equity investments
       Less than 12 months                               15,908         17,868          1,960
       Greater than 12 months                            48,564         63,163         14,599

     IN THOUSANDS                                                                 UNREALIZED
     DECEMBER 31, 2004                              FAIR VALUE        COST          LOSSES
     -------------------------------------------   ------------   ------------   ------------
     U.S. government securities
       Less than 12 months                         $     11,526   $     11,598   $         72
       Greater than 12 months                                 -              -              -
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                               25,883         26,008            125
       Greater than 12 months                                 -              -              -
     Corporate securities
       Less than 12 months                              562,396        569,337          6,941
       Greater than 12 months                            23,947         24,168            221
     Mortgage and asset-backed securities
       Less than 12 months                              541,614        549,370          7,756
       Greater than 12 months                                 -              -              -
     Equity securities - unaffiliated
       Less than 12 months                               41,894         45,431          3,537
       Greater than 12 months                                 -              -              -
     Private equity investments
       Less than 12 months                               14,732         16,177          1,445
       Greater than 12 months                            76,048         99,435         23,387

     The Company had certain investments on loan with a reported fair value lower than the cost of the investment as follows:

     IN THOUSANDS                                                              UNREALIZED
     DECEMBER 31, 2005                               FAIR VALUE      COST        LOSSES
     ---------------------------------------------   ----------   ----------   ----------
     U.S. government securities
       Less than 12 months                           $   17,418   $   17,507   $       89
       Greater than 12 months                            15,551       15,676          125
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                               32,905       33,217          312
       Greater than 12 months                             2,210        2,221           11
     Corporate securities
       Less than 12 months                               25,751       26,335          584
       Greater than 12 months                                 -            -            -
     Mortgage and asset-backed securities
       Less than 12 months                              504,177      511,305        7,128
       Greater than 12 months                           162,432      168,643        6,211
     Equity securities - unaffiliated
       Less than 12 months                               12,855       14,377        1,522
       Greater than 12 months                               469          782          313

     IN THOUSANDS                                                              UNREALIZED
     DECEMBER 31, 2004                               FAIR VALUE      COST        LOSSES
     ---------------------------------------------   ----------   ----------   ----------
     U.S. government securities
       Less than 12 months                           $   85,483   $   86,197   $      714
       Greater than 12 months                                 -            -            -
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                               95,646       96,478          832
       Greater than 12 months                                 -            -            -
     Corporate securities
       Less than 12 months                               20,363       20,457           94
       Greater than 12 months                                 -            -            -
     Mortgage and asset-backed securities
       Less than 12 months                              221,959      224,603        2,644
       Greater than 12 months                                 -            -            -
     Equity securities - unaffiliated
       Less than 12 months                                7,439        8,293          854
       Greater than 12 months                                 -            -            -

Unrealized losses on fixed maturity securities are generally interest related rather than credit related. For equity securities, outside research supports target prices for the holdings that will return the securities to original cost or higher within the next twelve months. For private equity securities, unrealized losses are generally due to heavy initial expenses and capital calls typical of newly developed funds.

     At December 31, 2005 and 2004, no specific mortgage loans were considered impaired. At December 31, 2003, one mortgage loan was considered impaired. An allowance of $400,000 was recorded in 2003 on the impaired mortgage loan. The loan was sold in 2004, resulting in an additional realized loss of $242,000. As of December 31, 2005 and 2004, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2005, 2004 was zero and $400,000 for the year ended December 31, 2003.

     Below is a summary of interest income on impaired mortgage loans.

     IN THOUSANDS                                                    2005         2004         2003
     ----------------------------------------------------------   ----------   ----------   ----------
     Impaired mortgage loans                                      $        -   $        -   $        -
     Interest income on impaired mortgage loans - contractual              -            -          442
     Interest income on impaired mortgage loans - collected                -            -            -

     At December 31, 2005 and 2004, fixed maturity securities and cash equivalents with a carrying value of $12,008,000 and $9,522,000, respectively, were on deposit with various regulatory authorities as required by law.

(4)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2005 and 2004, the Company had identified one and two VIEs for which it was the primary beneficiary, respectively. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2005 and 2004 were $5,257,000 and $5,297,000, respectively. As of December 31, 2004, the Company had invested debt with the holding company of a former related party. Management of the holding company was not under agreement or regulation required to produce consolidated financial statement information. Data available for the Company to consolidate was considered incomplete, particularly in regard to revenue, capital transactions and minority interest information, and immaterial to the financial results of the Company.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated at December 31, 2005,as detailed below:

                                                                         MAXIMUM
     IN THOUSANDS                                    TOTAL ASSETS   EXPOSURE TO LOSS
     ---------------------------------------------   ------------   ----------------
     Private equity investments                      $     51,968   $         41,436
     Other invested assets                                  2,445              2,445

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated at December 31, 2004,as detailed below:

                                                                         MAXIMUM
     IN THOUSANDS                                    TOTAL ASSETS   EXPOSURE TO LOSS
     ---------------------------------------------   ------------   ----------------
     Private equity investments                      $     30,977   $         33,625
     Other invested assets                                  3,141              3,141

(5)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

     IN THOUSANDS                                       2005         2004
     ---------------------------------------------   ----------   ----------
     Direct installment loans                        $  171,889   $  163,348
     Retail installment notes                            26,929       24,971
     Retail revolving credit                                  -           51
     Accrued interest                                     3,065        2,915
                                                     ----------   ----------
       Gross receivables                                201,883      191,285
     Unearned finance charges                           (47,183)     (42,982)
     Allowance for uncollectible amounts                 (8,292)      (7,878)
                                                     ----------   ----------
         Finance receivables, net                    $  146,408   $  140,425
                                                     ==========   ==========

     Direct installment loans, at December 31, 2005 and 2004, consisted of $117,336,000 and $111,100,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $12,143,000 and $13,762,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2005 were as follows:

     IN THOUSANDS
     ---------------------------------------------
     2006                                            $   20,039
     2007                                                48,806
     2008                                                67,636
     2009                                                14,474
     2010                                                   912
     2011 and thereafter                                  2,833
                                                     ----------
       Total finance receivables, net of unearned
        finance charges                                 154,700
     Allowance for uncollectible amounts                 (8,292)
                                                     ----------
         Finance receivables, net                     $ 146,408
                                                     ==========

     During the years ended December 31, 2005, 2004 and 2003, principal cash collections of direct installment loans were $64,880,000, $57,523,000 and $52,705,000, respectively, and the percentages of these cash collections to average net balances were 53%, 49% and 48%, respectively. Retail installment notes' principal cash collections were $34,161,000, $28,653,000 and $21,597,000, respectively, and the percentages of these cash collections to average net balances were 163%, 164% and 164% for 2005, 2004 and 2003, respectively.

     The ratio of the allowance for losses to net outstanding receivables balances at December 31, 2005 and 2004 was 5.4% and 5.3%, respectively.

     Changes in the allowance for losses for the periods ended December 31 were as follows:

     IN THOUSANDS                                       2005         2004         2003
     ---------------------------------------------   ----------   ----------   ----------
     Balance at beginning of year                    $    7,878   $    7,232   $    6,627
     Provision for credit losses                          8,444        8,080        8,014
     Charge-offs                                        (11,346)     (10,541)     (10,262)
     Recoveries                                           3,316        3,107        2,853
                                                     ----------   ----------   ----------
     Balance at end of year                          $    8,292   $    7,878   $    7,232
                                                     ==========   ==========   ==========

     At December 31, 2005 and 2004, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2005 and 2004 and the related allowance for losses were as follows:

                                                     INSTALLMENT
     IN THOUSANDS                                       LOANS
     ---------------------------------------------   -----------
     Balances at December 31, 2005                   $       153
     Related allowance for credit losses             $       102

     Balances at December 31, 2004                   $       303
     Related allowance for credit losses             $       110

     All loans deemed to be impaired are placed on non-accrual status. No accrued or unpaid interest was recognized on impaired loans during the years ended December 31, 2005, 2004 and 2003. The average quarterly balance of impaired loans during the years ended December 31, 2005 and 2004 was $234,000 and $348,000 for installment loans and $0 and $13,000 for revolving credit loans, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2005.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2005 and 2004 was $16,342,000 and $15,691,000, respectively. There was no investment in receivables past due more than 90 days that were accounted for on an accrual basis at December 31, 2005 and 2004.

(6)  NOTES RECEIVABLE

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The interest rate on the note was 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company were payable February and August of each year commencing February 2001. All principal and interest payments were due only to the extent of available tax increments. In 2002, the loan reached its maximum principal balance of $15,000,000. In 2003, the Company took a write-down on the loan of $5,200,000, consisting of $4,959,000 of accrued interest and $241,000 of principal. The loan continued to accrue interest on the new balance, with payments applied first to accrued interest and then to principal. For the years ended December 31, 2005 and 2004, the Company received principal payments of zero and interest payments of $0 and $346,000, respectively. During 2004, the note was refinanced into two new notes: a $17,800,000 note and a $2,976,000 note. An immediate write down at the time of refinancing of $4,808,000 and $428,000, respectively was taken on each of these notes. The two new notes were subsequently transferred from the Company to its parent in the form of a dividend during 2004. Interest income was included in net investment income.

(7)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

     IN THOUSANDS                                       2005         2004         2003
     ---------------------------------------------   ----------   ----------   ----------
     Computed tax expense                            $   95,523   $   69,693   $   20,754
     Difference between computed and actual tax
      expense:
       Dividends received deduction                      (6,943)      (8,751)      (5,032)
       Tax credits                                       (2,426)      (1,811)      (1,200)
       Expense adjustments and other                      1,491        1,135          331
                                                     ----------   ----------   ----------
         Total tax expense                           $   87,645   $   60,266   $   14,853
                                                     ==========   ==========   ==========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

     IN THOUSANDS                                                    2005         2004
     ----------------------------------------------------------   ----------   ----------
     Deferred tax assets:
       Policyholder liabilities                                   $        -   $    4,108
       Pension and post retirement benefits                           33,630       34,857
       Tax deferred policy acquisition costs                         100,182       95,386
       Deferred gain on individual disability coinsurance             15,023       16,449
       Net realized capital losses                                    64,286       60,163
       Ceding commissions and goodwill                                 6,907        7,363
       Other                                                           6,028        7,684
                                                                  ----------   ----------
         Gross deferred tax assets                                   226,056      226,010
       Less valuation allowance                                            -           86
                                                                  ----------   ----------
         Deferred tax assets, net of valuation allowance             226,056      225,924
                                                                  ----------   ----------
     Deferred tax liabilities:
       Policyholder liabilities                                        3,113            -
       Deferred policy acquisition costs                             228,248      198,437
       Premiums                                                       24,977       20,003
       Real estate and property and equipment depreciation             8,413        9,383
       Basis difference on investments                                34,747       28,965
       Net unrealized capital gains                                   90,429      155,817
       Other                                                          10,265       11,803
                                                                  ----------   ----------
         Gross deferred tax liabilities                              400,192      424,408
                                                                  ----------   ----------
           Net deferred tax liability                             $  174,136   $  198,484
                                                                  ==========   ==========

     The Company recorded a valuation allowance as of December 31, 2004 related to tax benefits of certain state operating loss carryforwards of the non-life subsidiaries. The valuation allowance reflected management's assessment, based on available information, that it was more likely than not that the deferred income tax asset for certain state operating loss carryforwards would not be realized. At December 31, 2005, management has assessed that it is now more likely than not that the deferred income tax asset for these state operating loss carryforwards will be realized due to current year and projected future year earnings of the non-life subsidiaries, and therefore, a valuation allowance was not considered necessary. The deferred tax asset valuation allowance decreased by $86,000 in 2005, increased by $13,000 in 2004 and decreased by $14,000 in 2003.

     At December 31, 2005, state net operating loss carryforwards were $1,182,000 and will expire beginning in 2016.

     Income taxes paid for the years ended December 31, 2005, 2004, and 2003, were $75,756,000, $23,747,000 and $3,588,000, respectively.

     The consolidated tax returns for Minnesota Mutual Companies, Inc. and subsidiaries for 2003 and 2004 are currently under examination by the IRS. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

(8)  EMPLOYEE BENEFIT PLANS

     PENSION PLANS AND POSTRETIREMENT PLANS OTHER THAN PENSIONS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. The Company expects to contribute at least $8,000,000 to its non-contributory defined benefit retirement plans in 2006 and intends to contribute more if required to meet minimum funding standards. In addition, it may contribute additional tax deductible amounts.

     The Company also has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

     The Company also has postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has set up a 401(h) account during 2004 through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute additional tax deductible amounts during 2006.

     The measurement date of the majority of the Company's pension and postretirement plans other than pensions is December 1.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                         PENSION BENEFITS           OTHER BENEFITS
                                                     -----------------------   -----------------------
     IN THOUSANDS                                       2005         2004         2005         2004
     ---------------------------------------------   ----------   ----------   ----------   ----------
     Change in benefit obligation:
     Benefit obligation at beginning of year         $  356,921   $  330,876   $   61,872   $   56,754
     Service cost                                        16,366       14,674        3,295        2,510
     Interest cost                                       21,553       19,624        3,880        3,155
     Actuarial (gain) loss                               11,366       (1,248)        (721)         728
     Benefits paid                                       (8,088)      (7,005)      (1,565)      (1,275)
                                                     ----------   ----------   ----------   ----------
     Benefit obligation at end of year               $  398,118   $  356,921   $   66,761   $   61,872
                                                     ==========   ==========   ==========   ==========

                                                         PENSION BENEFITS           OTHER BENEFITS
                                                     -----------------------   -----------------------
     IN THOUSANDS                                       2005         2004         2005         2004
     ---------------------------------------------   ----------   ----------   ----------   ----------
     Change in plan assets:
     Fair value of plan assets at beginning
      of year                                        $  236,996   $  192,833   $    2,900   $        -
     Actual return on plan assets                        19,712       25,612           35            -
     Employer contribution                               40,559       25,556        3,007        4,175
     Benefits paid                                       (8,088)      (7,005)      (1,565)      (1,275)
                                                     ----------   ----------   ----------   ----------
     Fair value of plan assets at end of year        $  289,179   $  236,996   $    4,377   $    2,900
                                                     ==========   ==========   ==========   ==========
     Net amount recognized:
     Funded status                                   $ (108,939)  $ (119,925)  $  (62,384)  $  (58,972)
     Unrecognized net actuarial loss                     91,126       86,555        5,783        6,979
     Unrecognized transition obligation                   1,096        1,631
     Unrecognized prior service cost                      1,904        2,323            -            -
                                                     ----------   ----------   ----------   ----------
     Net amount recognized                           $  (14,813)  $  (29,416)  $  (56,601)  $  (51,993)
                                                     ==========   ==========   ==========   ==========
     Amounts recognized in the consolidated
      balance sheets consist of:
     Prepaid benefit cost                            $   16,731   $        -   $        -   $        -
     Accrued benefit cost                               (34,169)     (30,712)     (56,601)     (51,993)
     Intangible asset                                        55           68            -            -
     Accumulated other comprehensive income               2,570        1,228            -            -
                                                     ----------   ----------   ----------   ----------
     Net amount recognized                           $  (14,813)  $  (29,416)  $  (56,601)  $  (51,993)
                                                     ==========   ==========   ==========   ==========
     Accumulated benefit obligation                  $  279,707   $  250,129   $   66,761   $   61,872

     Plans with accumulated benefit obligation in
      excess of plan assets:
     Projected benefit obligation                    $   71,452   $   72,497
     Accumulated benefit obligation                      58,228       59,880
     Fair value of plan assets                           26,782       33,731
     Minimum pension liability                           31,446       26,149
     Increase in minimum liability included in
      other comprehensive income                          1,343        1,208

     Weighted average assumptions used to
      determine benefit obligations:
     Discount rate                                         5.76%        6.00%        5.79%        6.00%
     Rate of compensation increase                         5.95%        5.95%           -            -

                                                         PENSION BENEFITS           OTHER BENEFITS
                                                     -----------------------   -----------------------
     IN THOUSANDS                                       2005         2004         2005         2004
     ---------------------------------------------   ----------   ----------   ----------   ----------
     Components of net periodic benefit cost:
     Service cost                                    $   16,366   $   14,674   $    3,295   $    2,510
     Interest cost                                       21,553       19,624        3,880        3,155
     Expected return on plan assets                     (18,420)     (16,043)         (98)           -
     Transition obligation amortization                     536          536            -            -
     Prior service cost (benefit) amortization              418          418            -         (526)
     Recognized net actuarial loss (gain)                 5,503        4,088          537         (308)
                                                     ----------   ----------   ----------   ----------
     Net periodic benefit cost                       $   25,956   $   23,297   $    7,614   $    4,831
                                                     ==========   ==========   ==========   ==========
     Weighted average assumptions used to
      determine net periodic benefit costs:
     Discount rate                                         5.99%        6.24%        6.00%        6.25%
     Expected long-term return on plan assets              7.84%        7.81%        4.00%           -
     Rate of compensation increase                         5.95%        5.95%           -            -

     Estimated future benefit payments for pension and other postretirement benefits:

                                                      PENSION       OTHER       MEDICARE
     IN THOUSANDS                                     BENEFITS     BENEFITS      SUBSIDY
     ---------------------------------------------   ----------   ----------   ----------
     2006                                            $    8,411   $    1,879   $      229
     2007                                                 9,061        2,067          262
     2008                                                 9,606        2,315          297
     2009                                                10,403        2,549          340
     2010                                                11,164        2,825          385
     2011 - 2015                                         75,768       17,941        2,852

     For measurement purposes, an 8.5% and 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2005 and 2004, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     The Company has modified the process it uses to estimate its pension and other postretirement plan discount rates. For 2004 and the subsequent 2005 expense, the Moody's Aa Corporate Bond Rate, as of each retirement plan's measurement date, rounded to the next higher .25%, was used as an index to determine the discount rate. For 2005, the Company now uses a process whereby each retirement plan's estimated payout timing and amounts are matched against like durations of high quality bonds. The hypothetical bond portfolio it uses is the Citigroup Pension Discount Curve as of the plan's measurement date. For payouts occurring after the end of the curve (year
     30), the 30 year spot rate in the curve is used as a proxy. The process determines a single discount rate per plan that, if applied to all years' payouts, would result in the same discounted value as the matched payouts and Curve array.

     The Company recorded an additional minimum liability of $2,625,000 and $1,296,000 as of December 31, 2005, and 2004, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $55,000 and $68,000 at December 31, 2005, and 2004, respectively, is included in other assets in the consolidated balance sheets.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2005 and 2004. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2005 by $13,610,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2005 by $3,165,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2005 by $10,625,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2005 by $2,438,000.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                        2005         2004
                                                     ----------   ----------
     Equity securities                                       57%          61%
     Debt securities                                         32%          26%
     Insurance company general account                       11%          13%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes. A tactical asset allocation overlay investment was also employed, which utilized equity and debt futures positions to adjust overall exposure to these broad asset classes. The Company's use of this allocation overlay was discontinued during 2005. As of December 31, 2004, the futures contracts owned controlled 10% positions in both equity securities and fixed income securities in one of the non-contributory defined benefit plans, and 9% when weighted across all non-contributory defined benefit plans.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to a level which will keep the liquidation of depressed assets for benefit payments, the increase in contributions and pension expense due to investment losses, and the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2005, for each of the broad investment categories, weighted for all plans combined is as follows:

     Equity securities                                             48% to 68%
     Debt securities                                               21% to 42%
     Insurance company general account                              9% to 16%
     Other                                                          0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 51% equity securities and 49% debt securities. The target asset allocation as of December 31, 2005 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2005, 2004, and 2003 of $9,477,000, $10,811,000 and $6,924,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(9) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits, pending policy and contract claims, and other liabilities on the consolidated balance sheets.

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

     IN THOUSANDS                                       2005         2004         2003
     ---------------------------------------------   ----------   ----------   ----------
     Balance at January 1                            $  575,431   $  554,160   $  536,604
       Less:  reinsurance recoverable                   496,450      471,425      449,212
                                                     ----------   ----------   ----------
     Net balance at January 1                            78,981       82,735       87,392
                                                     ----------   ----------   ----------
     Incurred related to:
       Current year                                      53,215       55,546       60,927
       Prior years                                          263        3,388         (526)
                                                     ----------   ----------   ----------
     Total incurred                                      53,478       58,934       60,401
                                                     ----------   ----------   ----------
     Paid related to:
       Current year                                      22,849       24,165       24,849
       Prior years                                       32,765       38,523       40,209
                                                     ----------   ----------   ----------
     Total paid                                          55,614       62,688       65,058
                                                     ----------   ----------   ----------
     Transfer of subsidiary balance                         850            -            -
                                                     ----------   ----------   ----------
     Net balance at December 31                          77,695       78,981       82,735
       Plus: reinsurance recoverable                    507,076      496,450      471,425
                                                     ----------   ----------   ----------
     Balance at December 31                          $  584,771   $  575,431   $  554,160
                                                     ==========   ==========   ==========

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $263,000 in 2005, increased by $3,388,000 in 2004, and decreased by $526,000 in 2003, which includes the amortization of discount on individual accident and health claim reserves of $82,000, $75,000, and $153,000 in 2005, 2004, and 2003, respectively.
     The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(10) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

     IN THOUSANDS                                             2005           2004           2003
     --------------------------------------------------   ------------   ------------   ------------
     Direct premiums                                      $  1,002,353   $    924,713   $    887,189
     Reinsurance assumed                                       310,515        276,104        225,288
     Reinsurance ceded                                        (129,032)      (122,231)      (107,200)
                                                          ------------   ------------   ------------
       Net premiums                                       $  1,183,836   $  1,078,586   $  1,005,277
                                                          ============   ============   ============

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $119,630,000, $105,589,000 and $103,839,000 during 2005, 2004, and 2003, respectively.

(11) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment losses in the consolidated statements of operations. For universal life and variable life contracts the amounts assessed against the contractholders for mortality, administrative, and other services are included in universal life and variable life policy fees and changes in liabilities for guaranteed benefits are included in policyholder benefits in the consolidated statements of operations. For variable annuity universal life and variable life contracts, separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2004 or 2005.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

     IN THOUSANDS                                        2005           2004
     ---------------------------------------------   ------------   ------------
     Return of net deposits:
       In the event of death
         Account value                               $  1,509,164   $  1,412,580
         Net amount at risk                          $      8,650   $     14,272
         Average attained age of contractholders             51.3           52.4
       As withdrawals are taken
         Account value                               $     43,050   $          -
         Net amount at risk                          $         26   $          -
         Average attained age of contractholders             60.5              -

     Return of net deposits plus a minimum return:
       In the event of death
         Account value                               $     95,064   $     62,843
         Net amount at risk                          $        409   $         70
         Average attained age of contractholders             57.2           57.7
       At annuitization
         Account value                               $    193,476   $     81,233
         Net amount at risk                          $          -   $          -
         Weighted average period remaining until
           expected annuitization (in years)                  9.1            9.7

     At December 31, the Company had the following variable annuity contracts with guarantees:

     IN THOUSANDS                                        2005           2004
     ---------------------------------------------   ------------   ------------
     Highest specified anniversary account value:
       In the event of death
         Account value                               $    469,989   $    390,485
         Net amount at risk                          $      6,779   $      9,962
         Average attained age of contractholders             51.9           52.5

     Guaranteed payout annuity floor:
         Account value                               $     77,209   $     78,809
         Net amount at risk                          $         15   $         14
         Average attained age of contractholders               67             66

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

     IN THOUSANDS                                        2005           2004
     ---------------------------------------------   ------------   ------------
     Account value (general and separate accounts)   $  1,905,806   $  1,656,229
     Net amount at risk                              $ 34,402,214   $ 32,902,249
     Average attained age of policyholders                     46             46

     Liabilities for guarantees on variable contracts reflected in the general account for 2005 are:

                                                        MINIMUM         GUARANTEED       UNIVERSAL
                                                       GUARANTEED         PAYOUT          LIFE AND
     IN THOUSANDS                                     DEATH BENEFIT    ANNUITY FLOOR    VARIABLE LIFE
     ---------------------------------------------   --------------   --------------   --------------
     Balance at beginning of year                    $          221   $        8,192   $          867
     Incurred guarantee benefits                                321              353            4,813
     Paid guaranteed benefits                                  (187)            (191)          (2,616)
                                                     --------------   --------------   --------------
     Balance at end of year                          $          355   $        8,354   $        3,064
                                                     ==============   ==============   ==============

     Liabilities for guarantees on variable contracts reflected in the general account for 2004 are:

                                                        MINIMUM         GUARANTEED       UNIVERSAL
                                                       GUARANTEED         PAYOUT          LIFE AND
     IN THOUSANDS                                     DEATH BENEFIT    ANNUITY FLOOR    VARIABLE LIFE
     ---------------------------------------------   --------------   --------------   --------------
     Balance at beginning of year                    $           87   $        7,493   $            -
     Incurred guarantee benefits                                654              924            2,294
     Paid guaranteed benefits                                  (520)            (225)          (1,427)
                                                     --------------   --------------   --------------
     Balance at end of year                          $          221   $        8,192   $          867
                                                     ==============   ==============   ==============

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor benefits are considered to be derivatives under FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death benefit liability on variable annuities at December 31, 2005 and 2004 (except where noted otherwise):

     - Data compiled from 10,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using a sampling of these scenarios.
     - Mean investment performance was 10.37% and 10.35% for 2005 and 2004, respectively, and is consistent with DAC projections over a 10 year period.
     -    Annualized monthly standard deviation was 14.28%.
     -    Assumed mortality was 100% of the 1983a table.
     - Lapse rates varied by contract type and policy duration, ranging form 1% to 25%, with an average of 9%.
     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2005 and 2004 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.
     -    Assumed mortality was 100% of pricing levels.
     -    Lapse rates varied by policy duration, ranging from 2% to 9%.
     - General account discount rate was 4.9% and 5.5% for 2005 and 2004, respectively.
     - Separate account discount rate was 7.75% and 7.7% for 2005 and 2004, respectively.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                                      VARIABLE ANNUITY CONTRACTS     VARIABLE LIFE CONTRACTS
                                                     ---------------------------   ---------------------------
     IN THOUSANDS                                        2005           2004           2005           2004
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Equity                                          $  1,442,983   $  1,259,616   $  1,269,169   $  1,089,227
     Bond                                                 234,960        209,677         95,231         83,893
     Balanced                                             226,537        238,106        152,762        157,382
     Money market                                          37,970         33,859         28,474         18,374
     Mortgage                                             130,880        137,110         56,928         54,498
     Real estate                                           78,093         66,349         35,987         29,496
                                                     ------------   ------------   ------------   ------------
       Total                                         $  2,151,423   $  1,944,717   $  1,638,551   $  1,432,870
                                                     ============   ============   ============   ============

(12) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2005 and 2004, the liability associated with unremitted premiums payable was $15,109,000 and $13,008,000, respectively. As described in note 2, as of December 31, 2005 and 2004, the Company had restricted the use of $15,109,000 and $13,008,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(13) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2005 and 2004, the approved accrued interest was $3,008,000. At December 31, 2005 and 2004, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis. At December 31, 2005 and 2004, accumulated amortization was $408,000 and $396,000, respectively.

     At December 31, 2005, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2006, $0; 2007, $0; 2008, $0; 2009, $0; 2010, $0; thereafter $125,000,000.

     Prior to August 2004, the Company maintained a line of credit, which was drawn down periodically throughout 2004.

     Interest paid on debt for the years ended December 31, 2005, 2004 and 2003, was $10,325,000, $10,360,000 and $11,180,000, respectively.

(14) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2005 and 2004. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for policy loans, cash, cash equivalents, and finance receivables approximate the assets' fair values. The fair values of securities lending collateral assets and liabilities are based on quoted market prices.

     The interest rates on the finance receivables outstanding as of December 31, 2005 and 2004, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2005 and 2004, approximate the fair value for those respective dates.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2005 and 2004 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                                 2005                          2004
                                                     ---------------------------   ---------------------------
                                                       CARRYING         FAIR         CARRYING         FAIR
     IN THOUSANDS                                       AMOUNT         VALUE          AMOUNT         VALUE
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Fixed maturity securities
       Available-for-sale                            $  5,190,234   $  5,190,234   $  5,472,948   $  5,472,948
     Equity securities                                    683,290        683,290        747,277        747,277
     Mortgage loans, net                                1,020,427      1,059,985        810,508        885,371
     Finance receivables, net                             146,408        146,408        140,425        140,425
     Policy loans                                         279,699        279,699        270,186        270,186
     Private equity investments                           268,535        268,535        226,631        226,631
     Fixed maturity securities on loan                  1,278,941      1,278,941      1,152,143      1,152,143
     Equity securities on loan                            119,087        119,087         84,121         84,121
     Other invested assets                                  6,997          6,997          2,926          2,926
     Cash and cash equivalents                            284,283        284,283        196,508        196,508
     Securities held as collateral                      1,439,254      1,439,254      1,276,761      1,276,761
     Separate account assets                           10,600,016     10,600,016      9,563,176      9,563,176
                                                     ------------   ------------   ------------   ------------
       Total financial assets                        $ 21,317,171   $ 21,356,729   $ 19,943,610   $ 20,018,473
                                                     ============   ============   ============   ============

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                                                 2005                          2004
                                                     ---------------------------   ---------------------------
                                                       CARRYING         FAIR         CARRYING         FAIR
     IN THOUSANDS                                       AMOUNT         VALUE          AMOUNT         VALUE
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Deferred annuities                              $  1,988,262   $  1,984,540   $  1,962,025   $  1,967,527
     Annuity certain contracts                             56,855         58,877         59,666         62,712
     Other fund deposits                                1,192,209      1,193,762      1,103,217      1,107,354
     Supplementary contracts without
      life contingencies                                   46,646         46,646         43,538         43,538
     Notes payable                                        125,000        126,995        125,000        126,983
     Securities lending collateral                      1,439,254      1,439,254      1,276,761      1,276,761
     Separate account liabilities                      10,600,016     10,600,016      9,563,176      9,563,176
                                                     ------------   ------------   ------------   ------------
       Total financial liabilities                   $ 15,448,242   $ 15,450,090   $ 14,133,383   $ 14,148,051
                                                     ============   ============   ============   ============

(15) BUSINESS COMBINATIONS

     Effective June 1, 2004, the Company completed the acquisition of Allied, a privately held independent distributor of credit union insurance and financial services products. The Company anticipates this acquisition will strengthen its leadership position in the credit union marketplace through the combination of each entity's respective strengths; manufacturing through Minnesota Life Insurance Company and distribution through Allied. The acquisition was accounted for under the purchase method of accounting as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value. Goodwill represents the excess of the purchase price over the fair value of the acquired tangible assets, assumed liabilities and identifiable intangible assets.

     The following summarizes the initial purchase price allocation and the subsequent changes to goodwill and fair value of assets during 2005.

                                                                                     CHANGE IN
                                                                     ADDITIONAL     FAIR VALUE    DECEMBER 31,
     IN THOUSANDS                                    JUNE 1, 2004     PAYMENT       EVALUATION        2005
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Cash                                            $      8,504   $          -   $         50   $      8,554
     Property and equipment                                 1,250              -            129          1,379
     Intangible assets                                     13,592              -              -         13,592
     Other assets                                           3,388              -            169          3,557
     Other liabilities                                    (16,012)             -           (169)       (16,181)
                                                     ------------   ------------   ------------   ------------
       Net assets acquired                                 10,722              -            179         10,901
     Excess of cost over fair value - goodwill             10,778          1,000           (179)        11,599
                                                     ------------   ------------   ------------   ------------
         Allocated purchase price                    $     21,500   $      1,000   $          -   $     22,500
                                                     ============   ============   ============   ============

     The Company paid an additional $1,000,000 in 2005 when a contractual obligation was met by the sellers. This payment resulted in an increase in goodwill. During 2005, the Company also completed the final fair value evaluation of assets acquired, resulting in a $179,000 decrease to goodwill.

     Of the $13,592,000 of value assigned to intangible assets, $2,146,000 was assigned to non-compete covenants specified in the purchase agreement to be amortized over a three year period on a straight-line basis. The remaining assignment of intangible asset relates to the purchased customer/client relationships existing at the date of acquisition. The assigned value of $11,446,000 was supported through a discounted cash flow analysis that estimated the value and the useful life of the intangibles. These intangible assets are amortized on a straight line basis, over the estimated useful life of the underlying customer/client relationships, which ranges from three to ten years.

     In connection with the acquisition of Allied, the Company has agreed to pay additional consideration in future periods, based on either the fulfillment of certain requirements or the attainment of defined operating objectives. In accordance with FAS 141, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2005 and 2004, the maximum potential future consideration pursuant to this agreement, to be resolved over the next three years, was $18,500,000 and $19,500,000, respectively. The Company anticipates that any such payments would result in increases in goodwill.

(16) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

     IN THOUSANDS                                       2005         2004
     ---------------------------------------------   ----------   ----------
     Balance at beginning of year                    $   10,778   $        -
     Acquisitions                                             -       10,778
     Adjustments to acquisition                             821            -
                                                     ----------   ----------
     Balance at end of year                          $   11,599   $   10,778
                                                     ==========   ==========

     Impairment testing of goodwill was completed during 2005. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Companies evaluation of goodwill completed during 2005 resulted in no impairment losses.

     The amount of intangible assets included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

     IN THOUSANDS                                       2005         2004
     ---------------------------------------------   ----------   ----------
     Balance at beginning of year                    $   12,311   $        -
     Acquisitions                                           200       13,592
     Amortization                                        (3,058)      (1,281)
                                                     ----------   ----------
     Balance at end of year                          $    9,453   $   12,311
                                                     ==========   ==========

     The Company has intangible assets resulting from acquisitions. These intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life.

     Amortization expense for 2005 and 2004 in the amount of $3,058,000 and $1,281,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2006, $2,753,000; 2007, $2,161,000; 2008, $1,739,000; 2009, $980,000; 2010,
     $438,000.

(17) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $12,913,000, $12,407,000 and $11,379,000 during 2005, 2004 and 2003, respectively. As of
     December 31, 2005 and 2004, the amount due to Advantus under these agreements was $3,819,000 and $3,594,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $4,216,000, $3,813,000 and $3,448,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2005, 2004 and 2003, the amounts transferred were $13,054,000, $12,367,000 and $8,302,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2005 and 2003, the amount payable to the Company was $10,653,000 and $9,310,000, respectively. The amount of expenses incurred for the years ended December 31, 2005, 2004, and 2003 were $44,468,000, $42,322,000 and $48,896,000, respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2005, 2004 and 2003. No claims were paid during 2005, 2004 and 2003. As of December 31, 2005 and 2004, reserves held under this policy were $11,760,000 and $9,516,000, respectively.

(18) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and related adjustments.

     The components of comprehensive income (loss), other than net income are illustrated below:

     IN THOUSANDS                                            2005           2004           2003
     --------------------------------------------------   ------------   ------------   ------------
     Other comprehensive income (loss), before tax:
       Unrealized gains (loss) on securities              $   (123,835)  $     67,906   $    154,508
         Reclassification adjustment for
          (gains) losses included in net income                (63,434)       (85,312)        48,151
       Adjustment to deferred policy acquisition costs          47,057         48,407         23,362
       Adjustment to reserves                                   20,685          2,941          7,069
       Adjustment to unearned policy and contract fees          (7,794)        (7,112)        (2,142)
                                                          ------------   ------------   ------------
                                                              (127,321)        26,830        230,948
       Income tax expense (benefit) related to items of
          other comprehensive income                            44,406        (17,476)       (75,672)
                                                          ------------   ------------   ------------
       Other comprehensive income (loss), net of tax      $    (82,915)  $      9,354   $    155,276
                                                          ============   ============   ============

(19) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     During 2005, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $12,500,000. During 2004, the Company declared and paid a dividend to Securian Financial Group, Inc. in the amount of $15,539,000. This dividend was in the form of tax increment financing note agreements with the City of St. Paul. During 2003, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $22,000,000. Additionally, the Company declared and paid a dividend representing the affiliated stock of Securian Life Insurance Company in the amount of $14,033,000.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2005 statutory results, the maximum amount available for the payment of dividends during 2006 by Minnesota Life Insurance Company without prior regulatory approval is $158,528,000 after January 1, 2006.

     During 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $6,900,000. This contribution was made in the form of cash. Additionally, during 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $13,568,000, representing the affiliated stock of Securian Life Insurance Company. During 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $55,000,000. This contribution was made in the form of cash and cash equivalents. Additionally, during 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $3,164,000. This contribution was made in the form of real estate.

(20) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

     The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Many regulators, including the U.S. Securities and Exchange Commission (SEC), the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by the SEC, which is investigating market timing in certain mutual funds or in those types of insurance products offered by the Company. The Company has cooperated with these requests. Information requests from the SEC with respect to investigations into late trading and market timing were responded to by the Company and its affiliates and no further information requests have been received with respect to these matters.

     In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by state and federal regulatory agencies for information relating to certain of these investigations. The Company is cooperating with regulators in connection with these requests.

     These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2005 and 2004, these securities were reported at $7,415,000 and $2,926,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $168,652,000 as of December 31, 2005. The Company estimates that $56,000,000 of these commitments will be invested in 2006, with the remaining $112,652,000 invested over the next four years.

     As of December 31, 2005, the Company had committed to purchase mortgage loans totaling $47,985,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2006, $11,267,000; 2007, $11,267,000; 2008, $11,267,000; 2009, $11,267,000;
     2010, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2006, $754,000; 2007, $778,000; 2008, $748,000; 2009, $756,000; 2010, $613,000.
     Lease expense net of sub-lease income for the years ended December 31, 2005, 2004 and 2003 was $8,910,000, $8,561,000 and $8,705,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2006, $2,836,000; 2007, $2,012,000; 2008, $1,112,000; 2009, $919,000; 2010, $346,000.

     At December 31, 2005, the Company had guaranteed the payment of $70,600,000 in policyholder dividends and discretionary amounts payable in 2006. The Company has pledged fixed maturity securities, valued at $74,649,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its Individual Disability line. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2005 and 2004 the assets held in trust were $603,158,000 and $608,550,000, respectively.

     The Company in conjunction with Securian Holding Company, the parent company of Securian Financial Group, has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and revocable by the parties to the agreement and under certain other conditions. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2005 and 2004 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,597,000 and $1,634,000 as of December 31, 2005 and 2004, respectively. These assets are being amortized over a five-year period.

     Occasionally, the Company will enter into arrangements where by certain lease obligations related to general agents' office space are guaranteed. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves have either been over or under provided for, an exchange of the difference is required by the agreement. Management reevaluates this exposure each accounting period and determined in 2005, based on development of the business sold, that a reserve should be established. At December 31, 2005, a liability was recorded for $1,008,000 and is included in other liabilities on the consolidated balance sheets.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2009. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2005 was approximately $3,700,000.

(21) STATUTORY FINANCIAL DATA

     The Company's insurance operations, domiciled in the states of Minnesota and New York, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 18 for discussion of statutory dividend limitations.

     On a statutory accounting basis, the Company's reported net income of $159,919,000 in 2005, $155,796,000 in 2004 and $11,638,000 in 2003.
     Statutory surplus of these operations was $1,585,280,000 and $1,419,449,000 as of December 31, 2005 and 2004, respectively.

(22) SUBSEQUENT EVENTS

     Securian Financial Group, Inc. has announced a plan to acquire the loan protection manufacturing and distribution operations of OneAmerica Financial Partners, Inc., Indianapolis, Indiana, including CNL Financial Corp., based in Macon, Georgia, and a number of products manufactured by American United Life (AUL) in Indianapolis. Acquiring the products manufactured by AUL is anticipated to take the form of a coinsurance agreement between the Company and AUL. This acquisition fits the Company's strategic goal of building its financial institution business by increasing distribution, expanding its portfolio of proprietary products and increasing economies of scale. Subject to regulatory approval, the Company expects the sale to close April 1, 2006.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2005
                                 (In thousands)

                                                                                     AS SHOWN
                                                                                      ON THE
                                                                     MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                 COST (3)           VALUE      BALANCE SHEET (1)
                                                --------------   --------------  -----------------
Fixed maturity securities
  U.S. government                               $       29,599   $       29,681   $       29,681
  Agencies not backed by the full faith and
   credit of the U.S. government                        19,974           20,831           20,831
  Foreign governments                                    1,533            1,854            1,854
  Public utilities                                     500,379          517,453          517,453
  Asset-backed securities                              313,678          321,976          321,976
  Mortgage-backed securities                         1,361,388        1,368,455        1,368,455
  All other corporate fixed maturity
   securities                                        2,868,965        2,929,984        2,929,984
                                                --------------   --------------   --------------
    Total fixed maturity securities                  5,095,516        5,190,234        5,190,234
                                                --------------   --------------   --------------
Equity securities:
  Common stocks:
    Public utilities                                     6,959            7,724            7,724
    Banks, trusts and insurance companies               92,808          123,864          123,864
    Industrial, miscellaneous and all other            474,173          548,227          548,227
  Nonredeemable preferred stocks                         3,718            3,475            3,475
                                                --------------   --------------   --------------
    Total equity securities                            577,658          683,290          683,290
                                                --------------   --------------   --------------
Mortgage loans on real estate                        1,020,427           xxxxxx        1,020,427
Real estate (2)                                          2,261           xxxxxx            2,261
Policy loans                                           279,699           xxxxxx          279,699
Other investments                                      162,985           xxxxxx          162,985
Private equity investments                             244,458           xxxxxx          268,535
Derivative investments                                   6,997           xxxxxx            6,997
Fixed maturity securities on loan                    1,275,628           xxxxxx        1,278,941
Equity securities on loan                               89,165           xxxxxx          119,087
                                                --------------   --------------   --------------
    Total                                            3,081,620                -        3,138,932
                                                --------------   --------------   --------------
Total investments                               $    8,754,794   $    5,873,524   $    9,012,456
                                                ==============   ==============   ==============

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.
(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                                AS OF DECEMBER 31,
                         -----------------------------------------------------------------
                                          FUTURE POLICY
                            DEFERRED         BENEFITS                        OTHER POLICY
                             POLICY       LOSSES, CLAIMS                      CLAIMS AND
                          ACQUISITION     AND SETTLEMENT      UNEARNED         BENEFITS
       SEGMENT               COSTS         EXPENSES (1)     PREMIUMS (2)       PAYABLE
----------------------   --------------   --------------   --------------   --------------
2005:
   Life insurance        $      607,463   $    2,807,759   $      197,824   $      184,838
   Accident and
      health insurance           63,685          704,323           29,829           20,662
   Annuity                      152,609        3,597,044               31               57
                         --------------   --------------   --------------   --------------
                         $      823,757   $    7,109,126   $      227,684   $      205,557
                         ==============   ==============   ==============   ==============

2004:
   Life insurance        $      526,326   $    2,758,334   $      180,596   $      148,057
   Accident and
      health insurance           66,502          695,620           31,443           21,315
   Annuity                      128,227        3,490,442               18              327
                         --------------   --------------   --------------   --------------
                         $      721,055   $    6,944,396   $      212,057   $      169,699
                         ==============   ==============   ==============   ==============

2003:
   Life insurance        $      464,087   $    2,690,654   $      168,868   $      140,799
   Accident and
      health insurance           70,299          663,495           30,871           19,775
   Annuity                      102,089        3,386,782               28              113
                         --------------   --------------   --------------   --------------
                         $      636,475   $    6,740,931   $      199,767   $      160,687
                         ==============   ==============   ==============   ==============

                                                          FOR THE YEARS ENDED DECEMBER 31,
                         ---------------------------------------------------------------------------------------------------
                                                                             AMORTIZATION
                                                              BENEFITS,      OF DEFERRED
                                               NET         CLAIMS, LOSSES       POLICY           OTHER
                            PREMIUM         INVESTMENT     AND SETTLEMENT    ACQUISITION       OPERATING         PREMIUMS
       SEGMENT            REVENUE (3)         INCOME        EXPENSES (5)        COSTS           EXPENSES       WRITTEN (4)
----------------------   --------------   --------------   --------------   --------------   --------------   --------------
2005:
   Life insurance        $    1,317,258   $      269,193   $    1,167,471   $      123,387   $      425,463   $            -
   Accident and
      health insurance          129,608           11,181           51,434           15,527           75,994                -
   Annuity                      136,646          206,639          207,340           23,596          123,477                -
                         --------------   --------------   --------------   --------------   --------------   --------------
                         $    1,583,512   $      487,013   $    1,426,245   $      162,510   $      624,934   $            -
                         ==============   ==============   ==============   ==============   ==============   ==============

2004:
   Life insurance        $    1,204,119   $      238,332   $    1,061,659   $      134,768   $      408,460   $            -
   Accident and
      health insurance          132,964           11,524           60,323           12,896           76,843                -
   Annuity                      123,551          209,756          201,727           22,224          121,702                -
                         --------------   --------------   --------------   --------------   --------------   --------------
                         $    1,460,634   $      459,612   $    1,323,709   $      169,888   $      607,005   $            -
                         ==============   ==============   ==============   ==============   ==============   ==============

2003:
   Life insurance        $    1,122,503   $      240,777   $    1,024,443   $      127,528   $      341,177   $            -
   Accident and
      health insurance          131,057           10,711           57,919           19,214           79,737                -
   Annuity                      103,386          214,370          198,077           19,396          108,962                -
                         --------------   --------------   --------------   --------------   --------------   --------------
                         $    1,356,946   $      465,858   $    1,280,439   $      166,138   $      529,876   $            -
                         ==============   ==============   ==============   ==============   ==============   ==============

(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance
(5) Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                                                                              PERCENTAGE
                                                            CEDED TO       ASSUMED FROM                       OF AMOUNT
                                            GROSS            OTHER            OTHER             NET            ASSUMED
                                            AMOUNT         COMPANIES        COMPANIES          AMOUNT           TO NET
                                        --------------   --------------   --------------   --------------   --------------
2005: Life insurance in force           $  365,941,212   $   54,429,939   $  131,535,964   $  443,047,237             29.7%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $      760,338   $       59,540   $      309,964   $    1,010,762             30.7%
        Accident and health insurance          198,589           69,492              510   $      129,607              0.4%
        Annuity                                 43,426                -               41   $       43,467              0.1%
                                        --------------   --------------   --------------   --------------
           Total premiums               $    1,002,353   $      129,032   $      310,515   $    1,183,836             26.2%
                                        ==============   ==============   ==============   ==============

2004: Life insurance in force           $  329,081,364   $   47,795,013   $  104,062,955   $  385,349,306             27.0%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $      685,032   $       52,212   $      275,004   $      907,824             30.3%
        Accident and health insurance          202,435           70,019              548          132,964              0.4%
        Annuity                                 37,246                -              552           37,798              1.5%
                                        --------------   --------------   --------------   --------------
           Total premiums               $      924,713   $      122,231   $      276,104   $    1,078,586             25.6%
                                        ==============   ==============   ==============   ==============

2003: Life insurance in force           $  302,107,783   $   38,521,130   $   90,958,405   $  354,545,058             25.7%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $      650,603   $       37,988   $      223,765   $      836,380             26.8%
        Accident and health insurance          204,829           69,212            1,469          137,086              1.1%
        Annuity                                 31,757                -               54           31,811                -
                                        --------------   --------------   --------------   --------------
           Total premiums               $      887,189   $      107,200   $      225,288   $    1,005,277             22.4%
                                        ==============   ==============   ==============   ==============

See accompanying report of independent registered public accounting firm.